                            [GRAPHIC APPEARS HERE]


                          AMERICAN PERFORMANCE FUNDS

                    The Right Fit For Your Investment Goals







                                MIDYEAR REPORT

                               February 28, 1999

LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------
Dear Shareholders:

We are pleased to present the mid-year report for the six months ended February 28, 1999, a period that was a very strong one for our fund family. Historically, market volatility has created opportunity and that was the case this time. Our funds were well positioned for the markets' decline late last summer, and to take advantage of a rebound in the late fall and winter.

American Performance Funds Shine

Because of its strong performance throughout this turbulent period, we are very pleased to report that the American Performance Short-Term Income Fund, ranked #1 among 105 mutual funds in the Lipper short-term investment grade debt category for the year ended 2/28/99./1/ The fund also received a five star overall Morningstar rating/TM/, among 1,525 fixed-income funds for the three-year period ended 2/28/99. Based on performance over three, five and ten-year periods, only the top ten percent of funds in any one category are granted such a rating by Morningstar./2/

Among our equity funds, the American Performance Growth Equity Fund was the standout performer.

For the year ended February 28, 1999 the Fund ranked 85 out of 1,011 mutual funds in the Lipper growth funds category./3/ In addition to beating the Lipper Growth Funds average, which returned 13.19%, the Fund returned a remarkable 30.46% (without sales charge)+ for the year ended February 28, 1999-- outperforming its industry benchmark, the S&P 500,/4/ which returned 19.76% over the same period.

Introducing the New Small Cap Equity Fund++

We are also pleased to announce the American Performance Small Cap Equity Fund was launched on February 17, 1999. This fund is intended for investors who seek long-term appreciation and are comfortable taking an aggressive approach to pursuing this objective.

The Fund invests in the stock and securities convertible into stock of smaller companies with market capitalization similar to those of the S&P 600 Index/5/, which as of the date of this report, ranged from $18 million to $3.3 billion. Assisted by a staff of experienced professionals, Grafton Potter, CFA, manages the Fund, as well as the American Performance Equity Fund and the American Performance Growth Equity Fund.

In closing . . .

In the pages that follow you will find a discussion for each of the American Performance Funds. These discussions will help you understand your investments, their recent performances and their current prospects. The Small Cap Fund was not included in these discussions due to its short reporting period.

We would like to thank you for your continued confidence in us. We look forward to providing you with superior investment management and service to meet your investment needs now and in the future. As always, if you would like to learn more about the American Performance Funds, please do not hesitate to contact us at 1-800-762-7085 for more information or a prospectus which includes information on fees, expenses and sales charges. Or you can visit our website at http://www.apfunds.com. Please read the prospectus carefully before investing.

Sincerely,
/s/ Walter B. Grimm
Walter B. Grimm
Chairman
American Performance Funds

--------------------------------------------------------------------------------

/1/The American Performance Short-Term Income Fund ranked 1 out of 105 short-term investment grade debt funds for the one-year period ended 2/28/99, and 3 out of 81 for the three year period, as reported by Lipper Analytical Services. The Fund was not ranked for the 5 and 10-year periods. Lipper rankings are based on total return and do not include the effect of a sales charge.
/2/Morningstar proprietary ratings reflect risk-adjusted performance through 2/28/99. The ratings are subject to change every month. Past performance is no guarantee for future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury Bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fund received five stars for the three-year period and was not rated for the five- and ten-year periods. It was rated among 1,525 Fixed Income Funds for the three-year period. The top ten percent of the funds in a rating category receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star.
/3/The American Performance Growth Equity Fund ranked 85 out of 1,011 growth funds for the one-year period ended 2/28/99, as reported by Lipper Analytical Services. The Fund was not ranked for the 3, 5- and 10-year periods. Lipper rankings are based on total return and do not include the effect of a sales charge.
/4/The Lipper Growth Funds Average is comprised of companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.
/5/S&P 500 Stock Index is an unmanaged index which consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The S&P 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation, both indices are unmanaged, and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
+ With a maximum sales charge of 5.00%, the Fund's return for the one year period ended 2/28/99 was 23.94%.
++ Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
This material is authorized for distribution to prospective investors only when accompanied or preceded by a current prospectus, which contains more complete information on any of the Funds, including fees, expenses and sales charges. Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED nor are they insured by any other government agency. An investment in the funds involves investment risk, including possible loss of principal. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

--------------------------------------------------------------------------------

LETTER FROM THE INVESTMENT ADVISER
--------------------------------------------------------------------------------
Dear Shareholders:

The financial markets were far more volatile over the six months ended February 28, 1999 than they have been in years. As the period opened, fallout from events in Asia reached the United States, and in mid-August, with anxiety prevalent, the equity markets took a steep dive. By early October, the S&P 500/1/ plummeted more than 250 points from its July high of 1190 and virtually all stocks in all sectors suffered somewhat. The fixed income markets also took a pounding as investors fled to U.S. Treasuries and liquidity across all other sectors tightened.

By late September, however, many of the situations that triggered the turmoil had eased. In short, the world economy had not collapsed. Nor had the U.S. economy been dramatically impacted by events overseas. More importantly, citing a desire to cushion the U.S. economy against weakness abroad and to sustain growth domestically, the Federal Reserve made the first of three cuts in short-term interest rates. Confidence returned-- and with it, liquidity began trickling back. By mid-October, bonds were reviving and stocks had reversed their downward trend. Over the next two months, the equities markets recovered to their mid-summer levels and then, moved higher.

Another Good Year

Ultimately, 1998 proved to be another good year for equities and for the fourth year in a row, the S&P 500 rose more than 20%, gaining 28.5% for the period. To all appearances, it was another astonishing year for the equity investors. However, the appearances set by the equity market proved to be deceiving in 1998. The S&P 500 is a market-cap weighted index, and hence is highly dependent on the performance of the largest stocks, which now include some of the best known technology names. Throughout the year, larger capitalization stocks-- particularly large cap technology stocks--dramatically outperformed the rest of the market. Consequently, it was very difficult to beat the S&P 500 if you did not own the leading companies. However, 1998 was a good year for stock investors with the average stock posting a gain, albeit not as large as the market leaders, over the course of 1998.

As 1999 began, investor sentiment continued to favor the large caps-but concerns were growing, particularly concerning technology issues. Over the past several years, while their earnings have increased at a record pace, their stock prices have increased even faster. On news that earnings could soften somewhat in the near-term, enthusiasm for this group wilted slightly. The bond markets, too, paused and retrenched a bit on reports of stronger-than-expected growth in the fourth quarter.

The Train Keeps Rolling

Nonetheless, after being jolted by the fiascoes in Russia and Asia, investors recovered and returned to the marketplace with renewed enthusiasm by the end of the period. This confidence is not entirely misplaced. Currently, inflation is not a threat at home or abroad, which should contain production costs and interest rates over the near term. Corporate profit potential has been reduced, but not dramatically. Yes, it is very unlikely that our economy can sustain the 5.0% to 6.0% rate of growth achieved in the fourth quarter of 1998, but we believe it should still grow in the coming year.

A slower pace of growth, of course, could result in slower corporate profit growth, which in turn could end the stock market's astonishing four-year string of 20% returns. However, we believe the environment is still favorable for stocks. Moreover, under the circumstances, our economy is unlikely to need additional help from the Federal Reserve. Consequently, interest rates should drift lower and, in our view, the next several months should be good ones for the fixed income markets. It is important to remember that while our economy is in very good shape, problems do remain in economies around the world, which can-and at some point probably will-affect the United States' economy. Therefore, we continue to monitor these situations closely and take a cautious approach to the both the equity and fixed income markets.

Sincerely,

/s/ James L. Huntzinger
James L. Huntzinger
Bank of Oklahoma, N.A
--------------------------------------------------------------------------------

/1/S&P 500 Stock Index, an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation, is one of the most widely used benchmarks of U.S.
equity performance. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
While the mood swings were less extreme than in other fixed income sectors, the money markets ran the gamut of emotions during the six months ended February
28, 1999. Early in the period, investors fled to high quality security seeking safety as the Asian flu hit our shores, stocks tumbled and several large hedge funds collapsed. Then, in the fall, the Federal Reserve stepped in and calmed fears by cutting short-term interest rates. As the New Year opened, however, evidence that the economy was growing faster than anticipated began to appear. Investors again grew uneasy-and interest rates moved higher. This increase, we believe, will be short-lived. As the economy slows in the coming months, we expect to see interest rates drift downward again.

The American Performance Cash Management Fund

Over the course of seven weeks in the fall, global instability forced the Federal Reserve to cut interest rates by 75 basis points (0.75%). Having invested in longer-dated fixed rate securities to lock in yields and extend the weighted average maturity of the portfolio's holdings earlier in the year, the Fund was well positioned for this turn of events. Moreover, the Fund held securities from participants in the banking industry. Due to the wave of consolidation that took place in this industry in 1998, these securities were very strong performers. Despite the ups and downs of the interest rates and the markets over the course of the period, the Fund performed well producing a 7-day yield of 4.56%, as of February 28, 1999.

The American Performance U.S. Treasury Fund

Due to the turmoil in Asia and the impact of this on other markets worldwide, investors emphasized safety and liquidity in the early months of the six-month period ended February 28, 1999. While a good deal of the uncertainty dissipated over the following months, safety remained an underlying concern of investors throughout the fall, and as 1999 opened. Therefore, high quality securities performed well over the course of the period-and the Fund benefited, because it invested primarily in this sector. Looking ahead, we expect to see our economy experience a slower pace of growth and for interest rates to drift lower. At the same time, however, the global situation, remains unresolved, and at some point probably will affect the economy of the United States. We do believe that safety will remain an underlying concern. Consequently, no major changes are anticipated in the allocation of the portfolio.
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

An investment in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The American Performance Funds are distributed by BISYS Fund Services.

Shares in the funds involve investment risks, including possible loss of principal, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund shares are not deposits or obligations of, or guaranteed by or endorsed by Bank of Oklahoma N.A., its affiliates or the distributor, nor are they insured by the Federal Deposit Insurance Corporation or any other agency.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BOND FUNDS
--------------------------------------------------------------------------------
In short, the six months ended February 28, 1999 were challenging ones in the fixed income markets as sentiment moved to extremes-in both directions. As the period opened, aftershocks from troubles abroad reached our shores and evidence that our economy was slowing appeared. Investors ran for cover-and found it in U.S. Treasuries, to the virtual exclusion of all other securities except those of the very highest quality. The yield on the 30-year Treasury moved into record low territory. In late September, however, the Federal Reserve stepped in and made the first of what would ultimately be three short-term interest rate cuts. While fixed income investors clearly anticipated that these cuts would be larger than they were, the Fed's moves did have their intended impact. Uncertainty diminished. Liquidity began trickling back into the marketplace. By the time the New Year opened, sentiment had improved significantly.

In mid-February, however, uncertainty again rippled through the markets in response to early indications of the economy's stronger-than-anticipated growth in the fourth quarter. Volatility did increase-but, in comparison to last August, the reaction was relatively mild and we believe, appropriate. Given the fact that we are now in the seventh year of an expansion, it is unrealistic to believe that a 5.0% to 6.0% growth rate can be sustained. Over the coming months, we expect to see the economy decelerate to a slower, steadier and, in the eyes of the Federal Reserve, healthier pace of growth-an environment which will require no action on their part. Given this, we believe interest rates should drift lower as we move through the year. With this in mind, our fixed income portfolios have been positioned at the longer end of their maturity ranges.

THE AMERICAN PERFORMANCE INTERMEDIATE-TAX FREE FUND
--------------------------------------------------------------------------------
Unlike other sectors of the fixed income markets, the municipal markets were relatively quiet during the six months ended February 28, 1999. Though not as liquid as U.S. Treasury securities, municipal bonds were perceived as safe investments and were not significantly affected by investors' stampede to quality in August and September. Then, when the Federal Reserve cut interest rates and the taxable markets rallied, the municipal markets moved ahead as well--and performed impressively versus corporate and government securities as 1998 drew to a close.

Of course, even in the tax-free markets, certain securities were stronger performers than others. Much as in the taxable markets, investors favored the highest quality bonds throughout the period. With the credit quality of the Fund's holdings averaging AAA, the portfolio benefited handsomely. For the six-month period ended February 28, 1999, the Fund produced a total return of 2.11% (without sales charge)+ versus a return of 2.62% for the Lehman Brothers Municipal Bond Index.

Smooth Sailing Ahead

We are optimistic about prospects for the municipal market and for the Fund in the months ahead. With the fundamentals of the economy remaining intact, we expect to see interest rates begin to work their way lower later in the year. In an effort to capture this move downward, the average maturity of the Fund moved out slightly in recent weeks. Nonetheless, we do not expect a decline in rates to trigger a great deal of volatility or even excitement in the municipal markets. The sheer stability of this market in the months ahead could be, in fact, an enormous plus. Much as the equity markets have benefited as baby boomers seek to amass wealth, the municipal markets should begin to benefit as they seek to preserve it.

As of February 28, 1999, 97.5% of the Fund's net assets were invested in a Average Annual Total Return


  2/28/99          Load* No-Load
 -------------------------------
  1 Year           1.98%  5.16%
 -------------------------------
  5 Year           4.86%  5.50%
 -------------------------------
  Since Inception  5.99%  6.47%
  (5/29/92)

laddered portfolio of securities issued by municipalities in some 20 states across the country. The average credit quality of these securities was AAA- the average maturity was 5.4 years. The remainder of the Fund's net assets were held in cash and equivalents.++

VALUE OF $10,000 INVESTMENT

                           [LINE GRAPH APPEARS HERE]

            Intermediate Tax-Free Bond Fund (No-Load)  Intermediate Tax-Free Bond Fund (Load)  Lehman Brothers Municipal Bond Index
            -----------------------------------------  --------------------------------------  ------------------------------------
5/29/92                     10,000                                    9,699                                 10,000
8/31/92                     10,314                                   10,004                                 10,347
8/31/93                     11,506                                   11,160                                 11,636
8/31/94                     11,709                                   11,357                                 11,652
8/31/95                     12,601                                   12,222                                 12,685
8/31/96                     13,065                                   12,673                                 13,480
8/31/97                     13,952                                   13,532                                 14,726
8/31/98                     14,967                                   14,517                                 16,000
2/28/99                     15,271                                   14,812                                 16,419

*  Reflects 3.00% maximum sales charge.

--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 3.00%, the Fund's return for the six-month period was -0.96%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------
Smart security selection was the primary reason for the Fund's exceptionally strong performance over the six months ended February 28, 1999. Focused on high quality, high yield securities, the Fund was underweighted in U.S. Treasuries as market sentiment shifted dramatically in their favor in August and September. Historically, however, shifts in sentiment have created opportunity--and this time was no exception. Taking advantage of the moment, we decreased our holdings in U.S. Treasuries, to allow us to increase our position in mortgage-backed securities, which proved to be higher yielding investments, in the late fall. Consequently, the Fund was well positioned for the market's comeback in the second half of the period.

As a result, for the six months ended February 28, 1999, the Fund produced a total return of 2.53% (without sales charge)+ and outperformed its benchmark, the Merrill Lynch U.S. Government/Corporate 1-5-Year Index, which returned 1.94% for the period. Moreover, we are very pleased to report that the Fund was ranked #1 out of 105 Short-Term Investment Grade Debt Funds in the Short-Term Investment Grade Debt Category as reported by Lipper Analytical Services for the one year period ended February 28, 1999./1/

As of February 28, 1999, approximately 83.6% of the Fund's net assets were invested in asset- and mortgage-backed securities, 4.2% in corporate bonds, 8.8% in U.S. Treasury and agency-related securities with the remainder held in cash and equivalents. The average maturity of the portfolio's holdings was 2.85 years; the average credit quality was AAA.++
 Average Annual Total Return


  2/28/99          Load* No-Load
 -------------------------------
  1 Year           4.57%  6.66%
 -------------------------------
  Since Inception  6.00%  6.48%
  (10/19/94)

VALUE OF A $10,000 INVESTMENT

                           [LINE GRAPH APPEARS HERE]


                 Short-Term Income Fund (No-Load)     Short-Term Income Fund (Load)    Merrill Lynch U.S. Govt./Corp. 1-5 yr. Index
                 --------------------------------     -----------------------------    --------------------------------------------
10/19/94                      10,000                             9,804                                   10,000
 8/31/95                      10,481                            10,276                                   10,879
 8/31/96                      10,967                            10,752                                   11,418
 8/31/97                      11,828                            11,596                                   12,288
 8/31/98                      12,830                            12,578                                   13,288
 2/28/99                      13,149                            12,892                                   13,546

*  Relects 2.00% maximum sales charge.

--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 2.00%, the Fund's return for the six-month period was 0.45%.

++The composition of the Fund's portfolio is subject to change.

/1/The American Performance Short-Term Income Fund ranked 1 out of 105 short-term investment grade debt funds for the one-year period ended 2/28/99, and 3 out of 81 for the three year period, respectively, as reported by Lipper Analytical Services. The Fund was not ranked for the 5 and 10-year periods. Lipper rankings are based on total return and do not include the effect of a sales charge.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Short-Term Income Fund is measured against the Merrill Lynch 1-5 Year U.S. Government/Corporate Index, an
unmanaged index considered to be representative of the performance of investment-grade bonds with maturities of less than five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
Despite all the sound and fury, the six-month period ended February 28, 1999 was a good one for the Fund. The portfolio suffered in the first half of the period as the Asian flu hit our shores and investors fled to treasuries. In the second half of the period, however, confidence returned and market sentiment no longer focused solely on government issues. Liquidity returned to the marketplace--and virtually all sectors of the market recovered. Well-diversified and positioned at the longer end of its maturity range, the Fund captured much of the rally and benefited handsomely.

Consequently, for the six-month period ended February 28, 1999, the Fund produced a total return of 1.14% (without sales charge)+, which lagged its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index, which experienced a return of 1.86%. Nonetheless, our results earned the Fund a rank of 32 out of 98 Short Intermediate Investment Grade Debt Funds in the Intermediate Grade Debt Category as reported by Lipper Analytical Services for the one-year period ended February 28, 1999./1/

As of February 28, 1999, approximately 7.1% of the Fund's net assets were invested in asset-backed securities, 44.0% in mortgage-related securities, 25.3% in corporate bonds, 17.9% in U.S. Treasury and agency related securities and 4.6% in taxable municipal bonds with the remainder invested in cash and equivalents. The average maturity of the Fund's portfolio was 4.34 years; the average credit quality of the portfolio's holdings was AA.++

 Average Annual Total Return

  2/28/99          Load* No-Load
 -------------------------------
  1 Year           2.29%  5.45%
 -------------------------------
  5 Year           4.78%  5.43%
 -------------------------------
  Since Inception  6.68%  7.07%
  (9/28/90)

VALUE OF A $10,000 INVESTMENT

                           [LINE GRAPH APPEARS HERE]


             Intermediate Bond Fund (No-Load)      Intermediate Bond Fund (Load)      Lehman Brothers Inter. Govt./Corp. Bond Index
             --------------------------------      -----------------------------      ---------------------------------------------
9/28/90                  10,000                                 9,699                                   10,000
8/31/91                  11,142                                10,807                                   11,194
8/31/92                  12,525                                12,148                                   12,663
8/31/93                  13,657                                13,247                                   13,825
8/31/94                  13,502                                13,096                                   13,776
8/31/95                  14,422                                13,988                                   15,079
8/31/96                  14,914                                14,466                                   15,747
8/31/97                  16,163                                15,678                                   17,076
8/31/98                  17,587                                17,058                                   18,609
2/28/99                  17,770                                17,236                                   18,955

*  Reflects 3.00% maximum sales charge.

--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 3.00%, the Fund's return for the six-month period was -1.85%.

++The composition of the Fund's portfolio is subject to change.

/1/The American Performance Intermediate Bond Fund ranked 32 out of 98 and 32 out of 47 for the one- and five-year periods, respectively, for the short intermediate investment grade funds as reported by Lipper Analytical Services. The Fund was not ranked for the 10 year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings as of 2/28/99.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BOND FUND
--------------------------------------------------------------------------------
While the ride was rather rocky at times, we are pleased to report that the Fund performed well over the course of the six months ended February 28, 1999. Taking a cautious approach to the marketplace, the portfolio's assets were invested in a variety of fixed income securities as the period opened. As a result, while the Fund's U.S. Treasury exposures performed well in the storms of August and September, other holdings took a beating.

Throughout this period, we stayed the course-and other than adjusting the fund's maturity structure slightly, few changes were made in the portfolio's allocation. This emphasis on diversification paid off in the second half when fears eased and liquidity returned to the marketplace. As 1998 ended and the New Year began, the Fund's holdings in sectors beyond U.S. Treasuries bounced back strongly. Consequently, for the six months ended February 28, 1999, the Fund, returned 0.54% (without sales charge)+, falling short of its benchmark, the Salomon Brothers Broad Investment Grade Bond Index, which produced a total return of 1.72%. Nevertheless, we are pleased to report the Fund was ranked 52 out of 251 intermediate investment grade debt funds in the Intermediate Investment Grade Debt Category as reported by Lipper Analytical Services for the one-year period ended February 28, 1999./1/

As of February 28, 1999, approximately 3.2% of the Fund's net assets were invested in asset-backed securities, 44.1% in mortgage-backed securities, 26.7% in corporate bonds, 9.5% in taxable municipal bonds, 14.5% in U.S. Treasury and agency-related securities with the remainder held in cash and cash equivalents. The average maturity of the portfolio's holdings was 6.96 years; the average credit quality was AA.++

 Average Annual Total Return

  2/28/99          Load* No-Load
 -------------------------------
  1 Year           1.60%  5.85%
 -------------------------------
  5 Year           5.36%  6.22%
 -------------------------------
  Since Inception  7.51%  8.04%
  (9/28/90)

VALUE OF A $10,000 INVESTMENT

                           [LINE GRAPH APPEARS HERE]


               Bond Fund (No-Load)      Bond Fund (Load)        Salomon Brothers (Investment Grade) Bond Index
               -------------------      ----------------        ----------------------------------------------
9/28/90               10,000                  9,597                                 10,000
8/31/91               11,312                 10,856                                 11,365
8/31/92               12,750                 12,236                                 12,922
8/31/93               14,248                 13,675                                 14,354
8/31/94               13,975                 13,412                                 14,146
8/31/95               15,122                 14,513                                 15,754
8/31/96               15,552                 14,925                                 16,404
8/31/97               17,111                 16,422                                 18,044
8/31/98               19,091                 18,322                                 19,939
2/28/99               19,172                 18,400                                 20,282

*  Reflects 4.00% maximum sales charge.


--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 4.00%, the Fund's return for the six-month period was -3.51%.

++The composition of the Fund's portfolio is subject to change.

/1/The American Performance Bond Fund ranked 52 out 251 and 54 out of 119 for the one- and five-year periods, respectively for the intermediate investment grade debt funds as reported by Lipper Analytical Services. The Fund was not ranked for the 10 year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 2/28/99.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Bond Fund is measured against the Salomon Broad Investment-Grade Bond Index, an unmanaged index considered to be representative of the performance of investment-grade corporate and U.S. Government bonds in general. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BALANCED FUND
--------------------------------------------------------------------------------
Despite an environment that was considered volatile at times, the six months ended February 28, 1999 were good ones for the Fund. Throughout the period, the Fund was over weighted in equities. With positions in many larger cap growth companies, the portfolio was battered in August and September. However, the Fund rebounded smartly as this group led the market higher throughout the fall and early winter.

While the ride was also rather bumpy in the bond markets, the Fund's fixed income exposures also contributed to performance. Focused on yield and having lengthened maturities earlier in the year, our managers captured much of the rally sparked by the Federal Reserve interest rate cuts in the fall. As a result, for the six-month period ended February 28, 1999, we are pleased to report that the Fund posted a total return of 15.86% (without sales charge), versus its benchmarks, the S&P 500 and the Salomon Brothers Broad Investment-Grade Bond Index, which posted total returns of 30.27% and 1.72% respectively.

Optimistic but Cautious

Despite periodic bouts of anxiety, it is clear that our economy remains in very good shape and that the environment is still favorable for equities. However, it is also apparent that some caution is warranted. The earnings momentum of the market's favorites, larger cap growth companies, will inevitably slow. Moreover, this is a market which does not reward good earnings, and severely punishes those that disappoint. We expect to approach the marketplace cautiously in the months ahead. While the portfolio holds exposures in many of the market's leaders, it also remains well diversified with positions in more than 90 other companies. Many of our other holdings, too, are more focused on value than on earnings, unlike the handful of stocks that drove much of the current advance of the market.

As of February 28, 1999, 63.5% of the portfolio's net assets were invested in stocks, 14.9% in asset- and mortgage-backed securities, 12.7% in U.S. Treasury and agency-related securities, 6.0% in corporate bonds and 1.9% in taxable municipal bonds with the
 Average Annual Total Return


  2/28/99          Load*  No-Load
 --------------------------------
  1 Year            5.68% 11.27%
 --------------------------------
  Since Inception  15.65% 17.25%
  (6/1/95)

remainder in cash and cash equivalents. The average credit quality of the fixed income holdings in the portfolio was AAA; the average maturity was 8.44 years. The top five holdings in the equity portion of the Fund's portfolio were
General Electric Co. (2.5% of the portfolio's net assets), Microsoft Corp. (2.5%), MCI Worldcom, Inc. (2.4%), Merck & Co., Inc. (2.2%) and Intel Corp. (2.2%).++
--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT

                           [LINE GRAPH APPEARS HERE]


              Balanced Fund     Balanced Fund      S&P 500           Salomon Brothers          Lipper Balanced
                (No-Load)          (Load)        Stock Index   (Investment Grade Bond Index)    Funds Average
                ---------          ------        -----------   -----------------------------    -------------
 6/1/95          10,000             9,497           10,000                10,000                    10,000
8/31/95          10,698            10,159           10,361                10,165                    10,528
8/31/96          11,860            11,263           12,229                10,584                    11,673
8/31/97          14,983            14,229           17,295                11,642                    14,527
8/31/98          15,665            14,877           18,699                12,864                    14,931
2/28/99          18,149            17,236           24,359                13,085                    15,970

*  Reflects 5.00% maximum sales charge.

--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 5.00%, the Fund's return for the six-month period was 10.07%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performers, and the Salomon Brothers Broad Investment-Grade Bond Index, which is widely used to represent the performance of investment-grade corporate and U.S. Government Bonds. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE EQUITY FUND
--------------------------------------------------------------------------------
The six months ended February 28, 1999 were the worst of times and the best of times for the equity markets. As the period opened, events in Asia, Russia and Latin America unnerved investors. Virtually overnight, sentiment turned negative and stocks worldwide experienced sharp declines. Then, in early fall, action by the Federal Reserve Board to ease interest rates and progress towards reform in overseas economies calmed fears. The markets bounced back and by the end of the period were flirting with record highs. However, again, large cap growth stocks experienced the lion's share of the gains over the course of the period. Smaller and lesser-known names, on average, lagged and this affected the performance of widely diversified portfolios like ours. Nevertheless, the Fund did hold positions in several of the market's leaders. Our exposures in MCI WorldCom, Inc. (4.5% of the portfolio's net assets) and Microsoft Corp. (4.2%) made substantial contributions to performance. As a result, for the six months ended February 28, 1999, the Fund produced a total return of 23.23% (without sales charge)+ versus its benchmark, the S&P 500 which returned 30.27% for the same period.

Natural Drift is Upward

Despite the anxiety over the direction of the economy, we remain optimistic about the market's prospects. Currently, inflation is low around the world and this should hold down production costs and interest rates in the near future. At the same time, however, the economy's current pace of growth is unsustainable and should slow later in the year. With slower growth, the unprecedented four-year string of 20% gains in the stock market could end. Nonetheless, in the moderate growth, low inflation and low interest rate environment we see ahead, we hope to see equities trend upward.

As of February 28, 1999, the top five holdings in the Fund's portfolio were MCI WorldCom, Inc. (4.5% of the portfolio's net assets), Microsoft Corp. (4.2%), General Electric Co. (3.9%), Merck & Co., Inc. (3.1%) and Pfizer, Inc. (2.9%).++

 Average Annual Total Return


  2/28/99          Load*  No-Load
 --------------------------------
  1 Year            3.20%  8.63%
 --------------------------------
  5 Year           19.19% 20.41%
 --------------------------------
  Since Inception  15.58% 16.29%
  (9/28/90)

VALUE OF A $10,000 INVESTMENT


                           [LINE GRAPH APPEARS HERE]



               Equity (No-Load)           Equity (Load)           S&P 500 Stock Index
               ----------------           -------------           -------------------
9/28/90             10,000                     9,497                    10,000
8/31/91             12,457                    11,830                    13,345
8/31/92             11,961                    11,359                    14,406
8/31/93             13,770                    13,077                    16,586
8/31/94             14,411                    13,686                    17,491
8/31/95             17,256                    16,388                    21,243
8/31/96             20,453                    19,424                    25,216
8/31/97             28,681                    27,230                    35,459
8/31/98             28,910                    27,455                    38,338
2/28/99             35,626                    33,833                    49,943

* Reflects 5.00% maximum sales charge.

--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 5.00%, the Fund's return for the six-month period was 17.09%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE GROWTH EQUITY FUND
--------------------------------------------------------------------------------
The six months ended February 28, 1999 were uneasy ones for investors, particularly growth investors. Events abroad rattled the markets as the period opened and triggered a sharp decline. While stocks across the market dropped, growth stocks were battered. However, they were the quickest to recover when the market experienced an upward momentum and enthusiasm for equities was reborn in the fall. Fueled by excitement in the Internet sector, technology stocks, in particular, bounced back briskly and moved higher.

Somewhat overextended, the technology stocks experienced a decline in the beginning of 1999. Nonetheless, the period was a good one for the market in general and our Fund in particular. For the six months ended February 28, 1999, the Fund posted a return of 34.43% (without sales charge)+ versus its benchmark, the S&P 500 which returned 30.27% for the same period.

Slower Growth Ahead

Clearly, market sentiment has improved dramatically since last summer--and with good reason. While problems abroad have not been resolved, progress is being made. Inflation is still benign. Interest rates, even given their recent spike on the news of stronger-than-expected growth in the fourth quarter, are still low. This concern may be overblown. It is somewhat unrealistic to expect our economy to grow at the pace seen at the close of 1998, and we anticipate seeing a slower pace of growth as we move forward. Given this, it is somewhat unrealistic to expect the stock market, for a fifth year in a row, to return over 20%. Nonetheless, the fundamentals are intact. Therefore, we believe both the short and long term prospects for equities remain bright.

As of February 28, 1999, the top five holdings in the Fund's portfolio were

 Average Annual Total Return

  2/28/99          Load*  No-Load
 --------------------------------
  1 Year           23.94% 30.46%
 --------------------------------
  Since Inception  31.64% 36.88%
  (11/3/97)

General Electric Co. (4.1% of the portfolio's net assets), Microsoft Corp. (4.0%), Intel Corp. (3.9%), Merck & Co., Inc. (3.8%), and Lucent Technologies, Inc. (3.7%).++

VALUE OF A $10,000 INVESTMENT

                           [LINE GRAPH APPEARS HERE]


             Growth Equity Fund (No-Load)       Growth Equity Fund (Load)         S&P 500 Index
             ----------------------------       -------------------------         -------------
11/3/97                10,000                            9,500                        10,000
8/31/98                11,269                           10,702                        10,605
2/28/99                15,150                           14,387                        13,815

*  Reflects 5.00% maximum sales charge.

--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 5.00%, the Fund's return for the six-month period was 27.73%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Growth Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    Page 13

                            Statements of Operations
                                    Page 16

                      Statements of Changes in Net Assets
                                    Page 19

                       Schedules of Portfolio Investments
                                    Page 24

                         Notes to Financial Statements
                                    Page 68

                              Financial Highlights
                                    Page 73

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                               February 28, 1999
                                  (Unaudited)

                                                           U.S.         Cash
                                                         Treasury    Management
                                                           Fund         Fund
                                                       ------------ ------------
ASSETS:
 Investments, at amortized cost......................  $123,522,914 $444,439,837
 Repurchase agreements, at amortized cost............   276,202,897   44,862,939
                                                       ------------ ------------
 Total Investments...................................   399,725,811  489,302,776
 Interest and dividends receivable...................       108,955    3,482,244
 Receivable for capital shares issued................            34           --
 Prepaid expenses and other assets...................        22,154       20,121
                                                       ------------ ------------
   Total Assets......................................   399,856,954  492,805,141
                                                       ------------ ------------
LIABILITIES:
 Dividends payable...................................     1,257,192    1,642,535
 Payable for investment securities purchased.........            --    9,996,050
 Accrued expenses and other payables:
  Investment advisory fees...........................       125,260      145,890
  Administration fees................................        10,886       13,095
  Custodian fees.....................................         9,394       10,941
  Other liabilities..................................        23,733       38,898
                                                       ------------ ------------
   Total Liabilities.................................     1,426,465   11,847,409
                                                       ------------ ------------
COMPOSITION OF NET ASSETS:
 Capital.............................................   398,430,489  480,957,732
                                                       ------------ ------------
   Net Assets........................................  $398,430,489 $480,957,732
                                                       ============ ============
 Shares of beneficial interest issued and
  outstanding........................................   398,430,489  480,957,732
                                                       ============ ============
 Net asset value and redemption price per share:
  ($0.00001 par value per share, unlimited number of
   shares authorized)................................  $       1.00 $       1.00
                                                       ============ ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                               February 28, 1999
                                  (Unaudited)

                               Intermediate
                                 Tax-Free    Short-Term   Intermediate
                                   Bond        Income         Bond         Bond
                                   Fund         Fund          Fund         Fund
                               ------------  -----------  ------------  -----------
ASSETS:
 Investments, at value (Cost
  $29,087,728; $57,126,325;
  $85,352,322; and
  $52,560,478; respectively).  $30,451,430   $57,269,540  $86,160,858   $53,602,794
 Interest and dividends
  receivable.................      366,182       380,465      819,009       635,157
 Receivable for capital
  shares issued..............           --            34           34            34
 Prepaid expenses and other
  assets.....................        2,746         4,187        5,658         4,924
                               -----------   -----------  -----------   -----------
   Total Assets..............   30,820,358    57,654,226   86,985,559    54,242,909
                               -----------   -----------  -----------   -----------
LIABILITIES:
 Dividends payable...........       98,883       266,569      412,710       261,965
 Payable to custodian........           --        12,917           --           151
 Payable for investments
  purchased..................      507,545       251,993      130,263       100,500
 Payable for capital shares
  redeemed...................       20,003            --           --            --
 Accrued expenses and other
  payables:
  Investment advisory fees...        8,586            --       23,356        14,481
  Administration fees........          826         1,565        2,370         1,476
  Distribution fees..........           --         7,053       16,683        10,344
  Custodian fees.............          736         1,245        2,002         1,241
  Other liabilities..........        2,627         3,801        7,135         7,675
                               -----------   -----------  -----------   -----------
   Total Liabilities.........      639,206       545,143      594,519       397,833
                               -----------   -----------  -----------   -----------
COMPOSITION OF NET ASSETS:
 Capital.....................   28,648,737    56,930,648   86,156,874    52,908,711
 Undistributed (distributions
  in excess of) net
  investment income..........       15,281         2,535      (35,792)        9,225
 Net unrealized
  appreciation/depreciation
  on investments.............    1,363,702       143,215      808,536     1,042,316
 Accumulated undistributed
  net realized gains (losses)
  from investment
  transactions...............      153,432        32,685     (538,578)     (115,176)
                               -----------   -----------  -----------   -----------
   Net Assets................  $30,181,152   $57,109,083  $86,391,040   $53,845,076
                               ===========   ===========  ===========   ===========
 Shares of beneficial
  interest issued and
  outstanding................    2,755,194     5,673,261    8,367,482     5,649,103
                               ===========   ===========  ===========   ===========
 Net asset value and
  redemption price per share:
  ($0.00001 par value per
   share, unlimited number of
   shares authorized)........  $     10.95   $     10.07  $     10.32   $      9.53
                               ===========   ===========  ===========   ===========
 Maximum Sales Charge........         3.00%         2.00%        3.00%         4.00%
                               ===========   ===========  ===========   ===========
 Maximum Offering Price
  (100%/(100%-Maximum Sales
  Charge) of net asset value
  adjusted to nearest cent)
  per share..................  $     11.29   $     10.28  $     10.64   $      9.93
                               ===========   ===========  ===========   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                               February 28, 1999
                                  (Unaudited)

                                                            Growth     Small Cap
                               Balanced       Equity        Equity       Equity
                                 Fund          Fund          Fund         Fund
                              -----------  ------------  ------------  ----------
ASSETS:
 Investments, at value (Cost
  $47,051,380; $136,850,843;
  $77,679,460; and
  $4,812,224; respectively).  $53,601,987  $190,739,367  $117,690,281  $4,772,207
 Cash.......................           --            --            --          10
 Interest and dividends
  receivable................      233,013       282,282        96,740       1,844
 Receivable for capital
  shares issued.............           --           157         1,091          --
 Unamortized organization
  costs.....................           --            --        30,980          --
 Prepaid expenses and other
  assets....................        2,812        11,190         7,710          --
                              -----------  ------------  ------------  ----------
   Total Assets.............   53,837,812   191,032,996   117,826,802   4,774,061
                              -----------  ------------  ------------  ----------
LIABILITIES:
 Payable for capital shares
  redeemed..................           --            --         1,552          --
 Accrued expenses and other
  payables:
  Investment advisory fees..        7,074        74,282        50,234          --
  Administration fees.......        1,483         5,288         3,249         132
  Distribution fees.........           --        37,141        22,350          --
  Custodian fees............        1,248         4,457         2,682          40
  Other liabilities.........        4,618        16,272         1,368         888
                              -----------  ------------  ------------  ----------
   Total Liabilities........       14,423       137,440        81,435       1,060
                              -----------  ------------  ------------  ----------
COMPOSITION OF NET ASSETS:
 Capital....................   46,778,853   125,207,073    72,024,777   4,810,306
 Undistributed
  (distributions in excess
  of) net investment income.      211,255        82,940        (8,478)      3,365
 Net unrealized
  appreciation/depreciation
  on investments............    6,550,607    53,888,524    40,010,821     (40,017)
 Accumulated undistributed
  net realized gains
  (losses) from investment
  transactions..............      282,674    11,717,019     5,718,247        (653)
                              -----------  ------------  ------------  ----------
   Net Assets...............  $53,823,389  $190,895,556  $117,745,367  $4,773,001
                              ===========  ============  ============  ==========
 Shares of beneficial
  interest issued and
  outstanding...............    3,994,846    10,895,255     8,054,786     481,027
                              ===========  ============  ============  ==========
 Net asset value and
  redemption price per
  share:
  ($0.00001 par value per
   share, unlimited number
   of shares authorized)....  $     13.47  $      17.52  $      14.62  $     9.92
                              ===========  ============  ============  ==========
 Maximum Sales Charge.......         5.00%         5.00%         5.00%       5.00%
                              ===========  ============  ============  ==========
 Maximum Offering Price
  (100%/(100%-Maximum Sales
  Charge) of net asset value
  adjusted to nearest cent)
  per share.................  $     14.18  $      18.44  $      15.39  $    10.44
                              ===========  ============  ============  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                   For the six months ended February 28, 1999
                                  (Unaudited)

                                                          U.S.         Cash
                                                        Treasury    Management
                                                          Fund         Fund
                                                       -----------  -----------
Investment Income:
 Interest income.....................................  $10,409,666  $13,221,360
                                                       -----------  -----------
   Total Income......................................   10,409,666   13,221,360
                                                       -----------  -----------
Expenses:
 Investment advisory fees............................      846,125      992,369
 Administration fees.................................      423,066      496,189
 Distribution fees...................................      528,828      620,231
 Fund accounting fees................................       46,564       52,691
 Transfer agent fees.................................       45,772       54,533
 Custodian fees......................................       63,458       74,426
 Other expenses......................................       90,597       76,616
                                                       -----------  -----------
   Total Expenses....................................    2,044,410    2,367,055
 Expenses voluntarily reduced........................     (528,828)    (620,231)
                                                       -----------  -----------
   Net Expenses......................................    1,515,582    1,746,824
                                                       -----------  -----------
 Net Investment Income...............................    8,894,084   11,474,536
                                                       -----------  -----------
Realized/Unrealized Gains (Losses) On Investments:
 Net realized gains (losses) on investment
  transactions.......................................       (7,932)      (7,507)
                                                       -----------  -----------
Change in net assets resulting from operations.......  $ 8,886,152  $11,467,029
                                                       ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                   For the six months ended February 28, 1999
                                  (Unaudited)

                                Intermediate
                                  Tax-Free   Short-Term  Intermediate
                                    Bond       Income        Bond         Bond
                                    Fund        Fund         Fund         Fund
                                ------------ ----------  ------------  -----------
Investment Income:
 Interest income..............   $ 748,539   $1,394,007  $ 2,874,771   $ 1,808,690
 Dividend income from
  affiliates..................       9,457       38,522       24,159        20,564
                                 ---------   ----------  -----------   -----------
   Total Income...............     757,996    1,432,529    2,898,930     1,829,254
                                 ---------   ----------  -----------   -----------
Expenses:
 Investment advisory fees.....      82,706      121,352      235,679       146,016
 Administration fees..........      30,075       44,129       85,702        53,097
 Distribution fees............      37,594       55,160      107,127        66,371
 Fund accounting fees.........       8,521       28,641       31,480        19,530
 Transfer agent fees..........       9,239        5,109       12,501         6,742
 Custodian fees...............       4,511        6,619       12,855         7,964
 Other expenses...............       7,159       12,392       16,226        12,612
                                 ---------   ----------  -----------   -----------
   Total Expenses.............     179,805      273,402      501,570       312,332
 Expenses voluntarily reduced.     (67,669)    (162,081)     (85,702)      (53,097)
                                 ---------   ----------  -----------   -----------
   Net Expenses...............     112,136      111,321      415,868       259,235
                                 ---------   ----------  -----------   -----------
 Net Investment Income........     645,860    1,321,208    2,483,062     1,570,019
                                 ---------   ----------  -----------   -----------
Realized/Unrealized Gains
 (Losses) On Investments:
 Net realized gains (losses)
  on investment transactions..     153,432       44,087       66,001        51,707
 Change in unrealized
  appreciation/depreciation on
  investments.................    (154,067)    (292,364)  (1,562,756)   (1,300,409)
                                 ---------   ----------  -----------   -----------
 Net realized/unrealized gains
  (losses) on investments.....        (635)    (248,277)  (1,496,755)   (1,248,702)
                                 ---------   ----------  -----------   -----------
 Change in net assets
  resulting from operations...   $ 645,225   $1,072,931  $   986,307   $   321,317
                                 =========   ==========  ===========   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                   For the six months ended February 28, 1999
                                  (Unaudited)

                                                             Growth     Small Cap
                                   Balanced     Equity       Equity      Equity
                                     Fund        Fund         Fund      Fund (a)
                                  ----------  -----------  -----------  ---------
Investment Income:
 Interest income................  $  537,692  $        --  $        --  $  2,731
 Dividend income................     174,528    1,302,769      510,875     1,332
 Dividend income from
  affiliates....................      47,271       40,997      106,103       573
                                  ----------  -----------  -----------  --------
   Total Income.................     759,491    1,343,766      616,978     4,636
                                  ----------  -----------  -----------  --------
Expenses:
 Investment advisory fees.......     173,747      643,107      339,925       911
 Administration fees............      46,959      186,410       98,530       264
 Distribution fees..............      58,698      233,010      123,161       330
 Fund accounting fees...........      14,502       28,511       15,893       172
 Transfer agent fees............       5,542       24,327       11,591       147
 Custodian fees.................       7,044       27,961       14,779        40
 Other expenses.................       9,465       35,438       26,639       648
                                  ----------  -----------  -----------  --------
   Total Expenses...............     315,957    1,178,764      630,518     2,512
 Expenses voluntarily reduced...    (192,530)    (177,088)     (93,603)   (1,241)
                                  ----------  -----------  -----------  --------
   Net Expenses.................     123,427    1,001,676      536,915     1,271
                                  ----------  -----------  -----------  --------
 Net Investment Income..........     636,064      342,090       80,063     3,365
                                  ----------  -----------  -----------  --------
Realized/Unrealized Gains
 (Losses) On Investments:
 Net realized gains (losses) on
  investment transactions.......     298,960   11,863,155    5,720,003      (653)
 Change in unrealized
  appreciation/depreciation on
  investments...................   5,513,326   26,062,109   22,034,063   (40,017)
                                  ----------  -----------  -----------  --------
 Net realized/unrealized gains
  (losses) on investments.......   5,812,286   37,925,264   27,754,066   (40,670)
                                  ----------  -----------  -----------  --------
Change in net assets resulting
 from operations................  $6,448,350  $38,267,354  $27,834,129  $(37,305)
                                  ==========  ===========  ===========  ========

--------
(a) For the period February 17, 1999 (commencement of operations) through February 28, 1999
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                              U.S. Treasury Fund            Cash Management Fund
                         -----------------------------  -----------------------------
                          Six Months                     Six Months
                             Ended        Year Ended        Ended        Year Ended
                         February 28,     August 31,    February 28,     August 31,
                             1999            1998           1999            1998
                         -------------  --------------  -------------  --------------
                          (Unaudited)                    (Unaudited)
From Investment
 Activities:
Operations:
  Net investment income. $   8,894,084  $   18,063,806  $  11,474,536  $   20,468,175
  Net realized gains
   (losses) on
   investment
   transactions.........        (7,932)         21,082         (7,507)         12,486
                         -------------  --------------  -------------  --------------
 Change in net assets
  resulting from
  operations............     8,886,152      18,084,888     11,467,029      20,480,661
                         -------------  --------------  -------------  --------------
Distributions to
 Shareholders:
  From net investment
   income...............    (8,894,084)    (18,063,806)   (11,474,536)    (20,468,175)
  From net realized
   gains................            --         (56,293)            --              --
                         -------------  --------------  -------------  --------------
 Change in net assets
  from shareholder
  distributions.........    (8,894,084)    (18,120,099)   (11,474,536)    (20,468,175)
                         -------------  --------------  -------------  --------------
Capital Transactions:
  Proceeds from shares
   issued...............   556,082,352   1,070,787,836    573,346,575   1,129,291,958
  Dividends reinvested..        24,296          42,811          9,267          25,815
  Cost of shares
   redeemed.............  (545,987,198)   (980,900,895)  (558,961,331)   (993,854,941)
                         -------------  --------------  -------------  --------------
 Change in net assets
  from share
  transactions..........    10,119,450      89,929,752     14,394,511     135,462,832
                         -------------  --------------  -------------  --------------
 Change in net assets...    10,111,518      89,894,541     14,387,004     135,475,318
Net Assets:
  Beginning of period...   388,318,971     298,424,430    466,570,728     331,095,410
                         -------------  --------------  -------------  --------------
  End of period......... $ 398,430,489  $  388,318,971  $ 480,957,732  $  466,570,728
                         =============  ==============  =============  ==============
Share Transactions:
  Issued................   556,082,353   1,070,787,836    573,346,575   1,129,291,958
  Reinvested............        24,296          42,811          9,267          25,815
  Redeemed..............  (545,987,198)   (980,900,895)  (558,961,331)   (993,854,941)
                         -------------  --------------  -------------  --------------
 Change in shares.......    10,119,451      89,929,752     14,394,511     135,462,832
                         =============  ==============  =============  ==============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                   Intermediate
                                     Tax-Free                  Short-Term
                                    Bond Fund                 Income Fund
                             -------------------------  -------------------------
                              Six Months                 Six Months
                                Ended      Year Ended      Ended      Year Ended
                             February 28,  August 31,   February 28,  August 31,
                                 1999         1998          1999         1998
                             ------------  -----------  ------------  -----------
                             (Unaudited)                (Unaudited)
From Investment Activities:
Operations:
  Net investment income....  $   645,860   $ 1,274,909  $ 1,321,208   $ 1,318,231
  Net realized gains
   (losses) on investment
   transactions............      153,432       137,152       44,087        45,164
  Net change in unrealized
   appreciation/depreciation
   on investments..........     (154,067)      602,188     (292,364)      392,685
                             -----------   -----------  -----------   -----------
 Change in net assets
  resulting from
  operations...............      645,225     2,014,249    1,072,931     1,756,080
                             -----------   -----------  -----------   -----------
Distributions to
 Shareholders:
  From net investment
   income..................     (645,860)   (1,274,909)  (1,321,208)   (1,318,231)
  From net realized gains..      (95,497)     (181,702)     (16,447)           --
                             -----------   -----------  -----------   -----------
 Change in net assets from
  shareholder
  distributions............     (741,357)   (1,456,611)  (1,337,655)   (1,318,231)
                             -----------   -----------  -----------   -----------
Capital Transactions:
  Proceeds from shares
   issued..................    2,830,823     8,350,420   31,566,855    19,931,828
  Dividends reinvested.....      180,359       356,309      465,517       699,140
  Cost of shares redeemed..   (3,187,604)   (5,354,470)  (7,048,302)   (4,337,290)
                             -----------   -----------  -----------   -----------
 Change in net assets from
  capital transactions.....     (176,422)    3,352,259   24,984,070    16,293,678
                             -----------   -----------  -----------   -----------
 Change in net assets......     (272,554)    3,909,897   24,719,346    16,731,527
Net Assets:
  Beginning of period......   30,453,706    26,543,809   32,389,737    15,658,210
                             -----------   -----------  -----------   -----------
  End of period............  $30,181,152   $30,453,706  $57,109,083   $32,389,737
                             ===========   ===========  ===========   ===========
Share Transactions:
  Issued...................      257,428       766,891    3,123,330     1,986,244
  Reinvested...............       16,372        32,766       46,007        69,739
  Redeemed.................     (288,786)     (491,985)    (697,431)     (433,553)
                             -----------   -----------  -----------   -----------
 Change in shares..........      (14,986)      307,672    2,471,906     1,622,430
                             ===========   ===========  ===========   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                              Intermediate Bond Fund            Bond Fund
                             --------------------------  -------------------------
                              Six Months                  Six Months
                                Ended       Year Ended      Ended      Year Ended
                             February 28,   August 31,   February 28,  August 31,
                                 1999          1998          1999         1998
                             ------------  ------------  ------------  -----------
                             (Unaudited)                 (Unaudited)
From Investment Activities:
Operations:
  Net investment income....  $ 2,483,062   $  4,763,811  $ 1,570,019   $ 2,796,794
  Net realized gains
   (losses) on investment
   transactions............       66,001        122,855       51,707       293,685
  Net change in unrealized
   appreciation/depreciation
   on investments..........   (1,562,756)     1,996,594   (1,300,409)    1,891,340
                             -----------   ------------  -----------   -----------
 Change in net assets
  resulting from
  operations...............      986,307      6,883,260      321,317     4,981,819
                             -----------   ------------  -----------   -----------
Distributions to
 Shareholders:
  From net investment
   income..................   (2,483,062)    (4,763,811)  (1,570,019)   (2,796,794)
                             -----------   ------------  -----------   -----------
 Change in net assets from
  shareholder
  distributions............   (2,483,062)    (4,763,811)  (1,570,019)   (2,796,794)
                             -----------   ------------  -----------   -----------
Capital Transactions:
  Proceeds from shares
   issued..................    8,612,659     15,610,472    7,815,884    21,515,847
  Dividends reinvested.....      889,482      1,637,548      833,888     1,537,768
  Cost of shares redeemed..   (6,996,003)   (11,304,364)  (6,262,005)   (7,986,780)
                             -----------   ------------  -----------   -----------
 Change in net assets from
  capital transactions.....    2,506,138      5,943,656    2,387,767    15,066,835
                             -----------   ------------  -----------   -----------
 Change in net assets......    1,009,383      8,063,105    1,139,065    17,251,860
Net Assets:
  Beginning of period......   85,381,657     77,318,552   52,706,011    35,454,151
                             -----------   ------------  -----------   -----------
  End of period............  $86,391,040   $ 85,381,657  $53,845,076   $52,706,011
                             ===========   ============  ===========   ===========
Share Transactions:
  Issued...................      823,829      1,504,780      805,540     2,260,859
  Reinvested...............       84,897        158,104       85,646       161,484
  Redeemed.................     (669,258)    (1,090,310)    (644,975)     (835,283)
                             -----------   ------------  -----------   -----------
 Change in shares..........      239,468        572,574      246,211     1,587,060
                             ===========   ============  ===========   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                  Balanced Fund                Equity Fund
                             -------------------------  --------------------------
                              Six Months                 Six Months
                                Ended      Year Ended      Ended       Year Ended
                             February 28,  August 31,   February 28,   August 31,
                                 1999         1998          1999          1998
                             ------------  -----------  ------------  ------------
                             (Unaudited)                (Unaudited)
From Investment Activities:
Operations:
  Net investment income....  $   636,064   $ 1,157,315  $    342,090  $    866,125
  Net realized gains
   (losses) on investment
   transactions............      298,960     2,957,980    11,863,155    17,019,219
  Net change in unrealized
   appreciation/depreciation
   on investments..........    5,513,326    (2,919,423)   26,062,109   (14,850,993)
                             -----------   -----------  ------------  ------------
 Change in net assets
  resulting from
  operations...............    6,448,350     1,195,872    38,267,354     3,034,351
                             -----------   -----------  ------------  ------------
Distributions to
 Shareholders:
  From net investment
   income..................     (618,759)     (967,598)     (371,691)     (755,719)
  From net realized gains..   (2,183,054)   (3,070,635)  (10,290,881)  (25,074,277)
                             -----------   -----------  ------------  ------------
 Change in net assets from
  shareholder
  distributions............   (2,801,813)   (4,038,233)  (10,662,572)  (25,829,996)
                             -----------   -----------  ------------  ------------
Capital Transactions:
  Proceeds from shares
   issued..................    8,962,153    12,096,163     7,119,884    30,278,446
  Dividends reinvested.....    2,799,361     4,255,914    10,465,257    25,561,376
  Cost of shares redeemed..   (2,240,415)   (3,102,619)  (21,258,902)  (36,966,169)
                             -----------   -----------  ------------  ------------
 Change in net assets from
  capital transactions.....    9,521,099    13,249,458    (3,673,761)   18,873,653
                             -----------   -----------  ------------  ------------
 Change in net assets......   13,167,636    10,407,097    23,931,021    (3,921,992)
Net Assets:
  Beginning of period......   40,655,753    30,248,656   166,964,535   170,886,527
                             -----------   -----------  ------------  ------------
  End of period............  $53,823,389   $40,655,753  $190,895,556  $166,964,535
                             ===========   ===========  ============  ============
Share Transactions:
  Issued...................      664,592       922,140       417,177     1,738,159
  Reinvested...............      212,994       334,333       621,249     1,607,102
  Redeemed.................     (169,794)     (230,322)   (1,228,119)   (2,121,689)
                             -----------   -----------  ------------  ------------
 Change in shares..........      707,792     1,026,151      (189,693)    1,223,572
                             ===========   ===========  ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                                                   Small Cap
                                     Growth Equity Fund           Equity Fund
                                ------------------------------ -----------------
                                 Six Months   November 3, 1997 February 17, 1999
                                   Ended          through           through
                                February 28,     August 31,      February 28,
                                    1999          1998 (a)         1999 (a)
                                ------------  ---------------- -----------------
                                (Unaudited)                       (Unaudited)
From Investment Activities:
Operations:
  Net investment income.......  $     80,063    $   135,930       $    3,365
  Net realized gains (losses)
   on investment transactions.     5,720,003      3,186,827             (653)
  Net change in unrealized
   appreciation/depreciation
   on investments.............    22,034,063      1,516,703          (40,017)
                                ------------    -----------       ----------
 Change in net assets
  resulting from operations...    27,834,129      4,839,460          (37,305)
                                ------------    -----------       ----------
Distributions to Shareholders:
  From net investment income..      (125,169)      (101,819)              --
  From net realized gains.....    (3,188,583)            --               --
                                ------------    -----------       ----------
 Change in net assets from
  shareholder distributions...    (3,313,752)      (101,819)              --
                                ------------    -----------       ----------
Capital Transactions:
  Proceeds from shares issued.    18,611,007     80,122,291        4,810,306
  Dividends reinvested........     3,084,050         12,716               --
  Cost of shares redeemed.....    (7,146,913)    (6,195,802)              --
                                ------------    -----------       ----------
 Change in net assets from
  capital transactions........    14,548,144     73,939,205        4,810,306
                                ------------    -----------       ----------
 Change in net assets.........    39,068,521     78,676,846        4,773,001
Net Assets:
  Beginning of period.........    78,676,846             --               --
                                ------------    -----------       ----------
  End of period...............  $117,745,367    $78,676,846       $4,773,001
                                ============    ===========       ==========
Share Transactions:
  Issued......................     1,354,397      7,516,650          481,027
  Reinvested..................       230,588          1,070               --
  Redeemed....................      (521,571)      (526,349)              --
                                ------------    -----------       ----------
 Change in shares.............     1,063,414      6,991,371          481,027
                                ============    ===========       ==========

--------
(a) Period from commencement of operations.
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
U.S. Treasury Fund

                       Schedule of Portfolio Investments
                               February 28, 1999
                                  (Unaudited)

 Principal                         Security                         Amortized
  Amount                          Description                          Cost
 ---------    --------------------------------------------------   ------------
 U.S. Treasury Bills (31.0%):
 $      7,000 0.00%, 3/4/99.....................................   $      6,998
  100,000,000 0.00%, 4/22/99....................................     99,330,138
   25,000,000 0.00%, 11/12/99...................................     24,185,778
                                                                   ------------
  Total U.S. Treasury Bills                                         123,522,914
                                                                   ------------
 Repurchase Agreements (69.3%):
   19,000,000 Bear Stearns, 4.74%, 3/1/99 (Purchased on 2/26/99,
               proceeds at maturity $19,007,505, collateralized
               by $18,220,000 U.S. Treasury Bonds, 6.13%,
               11/15/27, market value $19,431,448)..............     19,000,000
   19,000,000 Deutsche Bank, 4.72%, 3/1/99 (Purchased on
               2/26/99, proceeds at maturity $19,007,473,
               collateralized by $13,830,000 U.S. Treasury
               Bonds, 9.13%, 5/15/18, market value $19,405,577).     19,000,000
   19,000,000 Merrill Lynch & Co., Inc., 4.70%, 3/1/99
               (Purchased on 2/26/99, proceeds at maturity
               $19,007,442, collateralized by $18,415,000 U.S.
               Treasury Notes, 8.75%, 8/15/00, market value
               $19,393,345).....................................     19,000,000
   19,000,000 Morgan Stanley Dean Witter & Co., 4.70%, 3/1/99
               (Purchased on 2/26/99, proceeds at maturity
               $19,007,442, collateralized by $12,360,000 U.S.
               Treasury Bonds, 11.25%, 2/15/15, market value
               $19,432,003).....................................     19,000,000

 Principal                         Security                        Amortized
  Amount                         Description                          Cost
 ---------    -------------------------------------------------   ------------
 Repurchase Agreements, continued
 $ 91,202,897 SG Cowen, 4.75%, 3/1/99 (Purchased on 2/26/99,
               proceeds at maturity $91,238,998, collateralized
               by $89,990,000 U.S. Treasury Notes, 5.88%,
               11/30/01, market value $92,772,675).............   $ 91,202,897
   19,000,000 SunTrust Banks, 4.70%, 3/1/99 (Purchased on
               2/26/99, proceeds at maturity $19,007,442,
               collateralized by $14,923,000 U.S. Treasury
               Bonds, 8.13%, 5/15/21, market value
               $19,483,739)....................................     19,000,000
   90,000,000 Warburg Dillon Read, LLC, 4.74%, 3/1/99
               (Purchased on 2/26/99, proceeds at maturity
               $90,035,550, collateralized by $71,930,000 U.S.
               Treasury Bonds, 8.13%, 8/15/21, market value
               $93,427,815)....................................     90,000,000
                                                                  ------------
  Total Repurchase Agreements                                      276,202,897
                                                                  ------------
  Total Investments
   (Amortized Cost $399,725,811)
   (a)--100.3%                                                     399,725,811
  Liabilities in excess of other assets--(0.3)%                     (1,295,322)
                                                                  ------------
  Total Net Assets--100.0%                                        $398,430,489
                                                                  ============

-----------
(a) Cost and value for federal income tax and financial reporting purposes are the same.


                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                       Schedule of Portfolio Investments
                               February 28, 1999
                                  (Unaudited)

 Principal           Security            Amortized
  Amount            Description             Cost
 ---------   ------------------------   ------------
 Certificates of Deposit (23.9%):
 Domestic (7.3%):
 $ 5,000,000 BankAmerica Corp.,
              5.34%, 3/29/99.........   $  5,000,000
  10,000,000 CoreStates Bank, N.A.,
              4.92%*, 5/18/99........     10,000,000
  10,000,000 Mellon Bank Corp.,
              5.48%, 3/12/99.........     10,000,000
  10,000,000 Mercantile Safe Deposit
              & Trust, 5.11%*,
              4/8/99.................     10,003,741
                                        ------------
                                          35,003,741
                                        ------------
 Yankee (16.6%):
  10,000,000 Banca CRT, 5.13%,
              3/31/99................     10,000,000
  10,000,000 Banque Nationale De
              Paris,
              4.83%, 5/3/99..........     10,000,000
  10,000,000 Barclays Bank, 4.80%*,
              3/4/99.................      9,997,946
  10,000,000 Den Danske Bank,
              4.99%*, 4/6/99.........     10,000,000
  10,000,000 Instituto Banc San
              Paolo,
              5.09%*, 3/8/99.........      9,998,137
  10,000,000 Skandinaviska Enskilda
              Banken, 5.16%*,
              3/15/99................     10,000,000
  10,000,000 Societe General, 4.82%,
              5/27/99................     10,000,000
  10,000,000 Svenska Handelsbanken,
              5.79%, 5/14/99.........     10,013,503
                                        ------------
                                          80,009,586
                                        ------------
 Total Certificates of Deposit           115,013,327
                                        ------------
 Commercial Paper (16.5%):
 Banking (4.1%):
  10,000,000 Bankers Trust Corp.,
              4.97%, 5/14/99.........      9,899,278
   5,000,000 Merita North America,
              Inc.,
              4.87%, 4/26/99.........      4,962,589
   5,000,000 Merita North America,
              Inc.,
              4.93%, 5/12/99.........      4,951,200
                                        ------------
                                          19,813,067
                                        ------------
 Brokerage Services (4.1%):
  10,000,000 CS First Boston Corp.,
              5.13%, 4/13/99.........      9,940,278
  10,000,000 Salomon Smith Barney
              Holdings, Inc., 5.50%,
              3/9/99.................      9,988,111
                                        ------------
                                          19,928,389
                                        ------------
 Financial Services (8.3%):
  10,000,000 Associate First Capital
              Corp., 4.95%, 5/5/99...      9,912,069
  10,000,000 Chrysler Financial Co.
              LLC,
              4.95%, 4/13/99.........      9,941,592

 Principal                         Security                         Amortized
  Amount                         Description                           Cost
 ---------   ---------------------------------------------------   ------------
 Commercial Paper, continued:
 $10,000,000 CIT Group, Inc., 4.84%, 5/5/99.....................   $  9,913,694
  10,000,000 General Electric Capital Corp., 4.92%, 4/14/99.....      9,940,600
                                                                   ------------
                                                                     39,707,955
                                                                   ------------
 Total Commercial Paper                                              79,449,411
                                                                   ------------
 Corporate Bonds (39.5%):
 Automotive (2.1%):
  10,000,000 American Honda Financial Corp., 4.95%*, 4/20/99,
              MTN (b)...........................................     10,000,000
                                                                   ------------
 Banking (14.5%):
  10,000,000 Abbey National PLC,
              4.82%*, 4/20/99, MTN..............................      9,996,940
  10,000,000 Banco Popular de Puerto Rico, 5.00%*, 5/10/99......     10,000,000
  10,000,000 Bank of New York,
              5.75%, 5/14/99....................................     10,013,236
   5,000,000 BankAmerica Corp.,
              5.17%*, 3/22/99...................................      5,000,695
   5,000,000 First USA Bank,
              5.32%*, 4/21/99...................................      5,016,259
  10,000,000 PNC Bank, N.A.,
              4.87%*, 4/1/99....................................      9,996,050
  10,000,000 US Bank, N.A.,
              4.82%*, 3/17/99...................................      9,998,922
  10,000,000 Wells Fargo & Co.,
              4.89%*, 5/11/99, MTN..............................      9,994,901
                                                                   ------------
                                                                     70,017,003
                                                                   ------------
 Brokerage Services (7.3%):
  10,000,000 Goldman Sachs Group LP, 5.00%*, 4/15/99............     10,000,000
  10,000,000 J.P. Morgan & Co., Inc.,
              5.09%*, 3/1/99, MTN...............................     10,000,776
   5,000,000 Merrill Lynch & Co., Inc., 5.40%*, 5/17/99, MTN....      5,020,158
   5,000,000 Merrill Lynch & Co., Inc., 5.25%*, 5/25/99, MTN....      5,002,731
   5,000,000 Morgan Stanley Dean Witter & Co., 5.44%*, 3/1/99,
              MTN...............................................      5,000,000
                                                                   ------------
                                                                     35,023,665
                                                                   ------------
 Computers (2.1%):
  10,000,000 International Business Machines Corp., 5.11%*,
              3/8/99............................................      9,999,444
                                                                   ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                 Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

 Principal                         Security                         Amortized
  Amount                         Description                           Cost
 ---------   ---------------------------------------------------   ------------
 Corporate Bonds, continued
 Financial Services (3.1%):
 $ 5,000,000 Aktiebolaget Spintab,
              5.24%*, 3/12/99, MTN..............................   $  5,000,034
  10,000,000 Fleet Financial Group, Inc.,
              5.57%*, 3/15/99...................................     10,001,543
                                                                   ------------
                                                                     15,001,577
                                                                   ------------
 Insurance (10.4%):
  10,000,000 Combined Insurance Co.,
              5.13%*, 3/10/99 **................................     10,000,000
  10,000,000 First Allmerica Financial Life Insurance Co.,
              5.04%*, 5/5/99....................................     10,000,000
  10,000,000 General America Life Insurance, 5.13%*, 4/1/99.....     10,000,000
  10,000,000 Jackson National Life Insurance Co., 5.28%*,
              3/1/99............................................     10,000,000
  10,000,000 Security Life of Denver,
              5.30%*, 3/24/99**.................................     10,000,000
                                                                   ------------
                                                                     50,000,000
                                                                   ------------
 Total Corporate Bonds                                              190,041,689
                                                                   ------------
 U.S. Government Agencies (12.5%):
 Fannie Mae (2.1%):
  10,000,000 0.00%, 4/1/99......................................      9,958,236
                                                                   ------------
 Federal Home Loan Bank (5.2%):
  25,000,000 4.76%*, 5/3/99.....................................     24,988,623
                                                                   ------------
 Student Loan Marketing Assoc. (5.2%):
  25,000,000 4.76%*, 5/7/99, MTN................................     24,988,551
                                                                   ------------
 Total U.S. Government Agencies                                      59,935,410
                                                                   ------------

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) 144a security which is restricted as to resale to institutional investors.

 * Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at February 28, 1999. The date presented reflects the next rate change date.

** These securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Fund will invest no more than 10% of the value of its net assets in securities that are illiquid.

MTN -- Medium Term Note

 Principal                        Security                        Amortized
  Amount                        Description                          Cost
 ---------   -------------------------------------------------   ------------
 Repurchase Agreement (9.3%):
 $44,862,939 Credit Suisse First Boston Corp., 4.65%, 3/1/99,
              (Purchased on 2/26/99, proceeds at maturity
              $44,880,324, collateralized by $29,112,000
              U.S.Treasury Bonds, 11.25%, 2/15/15, market
              value $45,664,348)..............................   $ 44,862,939
                                                                 ------------
 Total Repurchase Agreement                                        44,862,939
                                                                 ------------
 Total Investments
  (Amortized Cost $489,302,776) (a)--101.7%                       489,302,776
  Liabilities in excess of other assets--(1.7)%                    (8,345,044)
                                                                 ------------
 Total Net Assets--100.0%                                        $480,957,732
                                                                 ============

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                       Schedule of Portfolio Investments
                               February 28, 1999
                                  (Unaudited)

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Alternative Minimum Tax Paper (3.0%):
 Illinois (1.2%):
 $ 350,000 Chicago, O'Hare International Airport Revenue
            Refunding, Series A, 5.60%, 1/1/07, Callable 1/1/03 @
            102*, Insured by: MBIA...............................   $   371,385
                                                                    -----------
 Texas (1.8%):
   250,000 Texas State Student Loan, GO, 6.50%, 8/1/07, Callable
            8/1/02 @ 100*........................................       264,663
   250,000 Texas State Student Loan, GO, 5.75%, 8/1/08, Callable
            8/1/04 @ 100*........................................       261,225
                                                                    -----------
                                                                        525,888
                                                                    -----------
  Total Alternative Minimum Tax Paper                                   897,273
                                                                    -----------
 Municipal Bonds (94.5%):
 Alabama (1.7%):
   500,000 Montgomery, Educational Building Facilities Authority,
            Revenue Bond, Faulkner University Project, 4.95%,
            10/01/14, Callable 10/1/08 @ 102*, Insured by: MBIA..       507,015
                                                                    -----------
 Alaska (1.7%):
   500,000 Alaska State Housing Financial Corp., Series A, 6.10%,
            12/1/06..............................................       527,745
                                                                    -----------
 Arizona (3.5%):
   500,000 Arizona State Transportation Board, Highway Revenue,
            Sub-Series A, 6.10%, 7/1/01..........................       529,790
   500,000 Arizona State University Revenue Refunding, Series A,
            5.80%, 7/1/07, Callable 7/1/02 @ 101*................       534,880
                                                                    -----------
                                                                      1,064,670
                                                                    -----------
 California (2.8%):
   500,000 Folsom, School Facilities Project, GO, Series B,
            6.00%, 8/1/06, Callable 8/1/04 @ 102*, Insured by:
            FGIC.................................................       559,555
   285,000 Los Angeles, Public Facilities Corp. Revenue, 5.40%,
            8/1/07, Callable 2/1/99 @ 101.5*, ETM................       300,601
                                                                    -----------
                                                                        860,156
                                                                    -----------
 Colorado (1.7%):
   500,000 University of Colorado Hospital Authority, Revenue
            Bond, Series A, 5.00%, 11/15/12, Callable 11/15/07 @
            102*, Insured by: AMBAC..............................       510,790
                                                                    -----------
 Dist of Columbia (1.7%):
   500,000 District of Columbia Refunding, GO, Series B-1, 5.20%,
            6/1/04, Insured by: AMBAC............................       526,740
                                                                    -----------
 Florida (1.7%):
   500,000 Jacksonville Electrical Authority Revenue, Water and
            Sewer System, Series A, 5.38%, 10/1/14, Callable
            10/1/02 @ 101*, Insured by: FGIC.....................       521,835
                                                                    -----------
 Hawaii (1.8%):
   500,000 State, GO, 5.13%, 2/1/07, Insured by: FGIC--TCRS......       530,215
                                                                    -----------
 Illinois (8.7%):
   500,000 Chicago Park District Refunding, GO, 5.45%, 1/1/04,
            Callable 1/1/03 @ 102, Insured by: FGIC..............       532,765
   500,000 Chicago School Finance Authority Refunding, GO, Series
            A, 5.38%, 6/1/08, Callable 6/1/03 @ 102*, Insured by:
            FGIC.................................................       527,840
   500,000 Illinois Development Finance Authority, Pollution
            Control Revenue Refunding, Commonwealth Edison Co.,
            5.70%, 1/15/09, Insured by: AMBAC....................       551,204
   500,000 Illinois Health Facilities Authority, Revenue Bond,
            Methodist Medical Center, 5.13%, 11/15/18, Callable
            11/15/08 @ 101*......................................       497,200
   500,000 Illinois Health Facilities Revenue, OSF Healthcare
            System, 5.75%, 11/15/07, Callable 11/15/03 @ 102*....       528,140
                                                                    -----------
                                                                      2,637,149
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

  Shares
    or
 Principal                         Security                            Market
  Amount                         Description                           Value
 --------- -------------------------------------------------------   ----------
 Municipal Bonds, continued:
 Indiana (5.4%):
 $ 500,000 Blackford County School Building, Revenue Bond, First
            Mortgage, 5.10%, 1/15/16, Callable 7/15/06 @ 101*,
            Insured by: AMBAC State Aid Withholding...............   $  503,680
   600,000 Indiana State Office Building, Revenue Bond, Series B,
            5.25%, 7/1/15, Callable 7/1/03 @ 102*, Insured by:
            AMBAC.................................................      608,682
   500,000 South Bend Water Works, Revenue Bond, 4.75%, 1/1/12,
            Callable 1/1/06 @ 101*, Insured by: FSA...............      502,575
                                                                     ----------
                                                                      1,614,937
                                                                     ----------
 Louisiana (1.7%):
   500,000 Lousiana Public Facilities Authority, Lousiana Water
            Co. Project, 5.45%, 2/1/13, Callable 8/1/07 @ 100*,
            Insured by: AMBAC.....................................      525,270
                                                                     ----------
 Michigan (2.8%):
   550,000 Detroit Sewer Disposal, Revenue Bond, Series A, 5.25%,
            7/1/15, Callable 7/1/05 @ 101*, Insured by: MBIA......      567,583
   250,000 Holly Area School District, GO, 5.30%, 5/1/09, Callable
            5/1/05 @101*, Insured by: FGIC........................      270,583
                                                                     ----------
                                                                        838,166
                                                                     ----------
 Minnesota (1.9%):
   550,000 Southern Minnesota Municipal Power Agency, Power Supply
            System Revenue, Series B, 5.00%, 1/1/10, Callable
            1/1/04 @ 102*, Insured by: AMBAC......................      569,954
                                                                     ----------
 Nevada (6.2%):
   250,000 Clark County, Series A, Limited GO, 6.00%, 7/1/06,
            Callable 7/1/03 @ 101*................................      271,650
   500,000 Las Vegas, Downtown Redevelopment Agency, Tax Increment
            Revenue Refunding, 5.40%, 6/1/07, Callable 6/1/05 @
            101*, Insured by: FSA.................................      532,015
   500,000 Reno, Hospital Revenue, St. Mary's Regional Medical
            Center, 5.25%, 5/15/07, Callable 5/15/03 @ 102*,
            Insured by: MBIA......................................      524,535
   500,000 Washoe County Airport Authority, Airport Systems
            Improvement Revenue Refunding, Series A, 5.60%,
            7/1/03, Callable 7/1/02 @ 101*, Insured by: MBIA......      530,310
                                                                     ----------
                                                                      1,858,510
                                                                     ----------
 New York (1.4%):
   400,000 Suffolk County Water Authority, Revenue Bond, Series A,
            5.00%, 6/1/14, Callable 6/1/07 @ 102*, Insured by:
            AMBAC.................................................      408,672
                                                                     ----------
 North Dakota (1.3%):
   400,000 Valley City Lutheran Health System, Series A-5, 4.60%,
            1/1/10, Callable 1/1/08 @ 101*, Insured by: MBIA......      398,156
                                                                     ----------
 Ohio (3.5%):
   500,000 Ohio Municipal Electric Generation Agency, 5.38%,
            2/15/13, Callable 2/15/03 @ 102*, Insured by: AMBAC...      525,610
   500,000 Ohio State Water Development Authority, Revenue
            Refunding & Improvement, Pure Water, 5.75%, 12/1/06,
            Callable 12/1/02 @ 102*, Insured by: MBIA.............      541,290
                                                                     ----------
                                                                      1,066,900
                                                                     ----------
 Oklahoma (16.8%):
   600,000 Edmond, Oklahoma Public Works Authority, Revenue
            Refunding, 5.00%, 7/1/15, Callable 7/1/08 @ 100*,
            Insured by: MBIA......................................      600,401
   455,000 Grand River Dam Authority, Revenue Bond, 5.90%,
            11/1/08, Callable 4/19/99 @ 101*, ETM.................      492,633
   500,000 Oklahoma City Water Utilities, Revenue Bond, Series A,
            5.00%, 7/1/16, Callable 7/1/09 @ 100*.................      500,370

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

  Shares
    or
 Principal                         Security                            Market
  Amount                         Description                           Value
 --------- -------------------------------------------------------   ----------
 Municipal Bonds, continued:
 $ 500,000 Oklahoma City, GO, 5.60%, 5/1/10, Callable 5/1/03 @
            100*..................................................   $  523,390
   500,000 Oklahoma State Housing Finance Agency, Multifamily
            Housing Revenue, Series A4, 5.50%, 11/1/25, Callable
            5/1/05 @ 100*, Mandatory Put 11/1/05, FNMA Collateral.      525,580
   500,000 Tulsa Industrial Authority, Hospital Revenue, St.
            John's Medical Center Project, 5.70%, 2/15/04.........      537,260
   500,000 Tulsa International Airport, Revenue Refunding, 5.40%,
            6/1/03, Insured by: FGIC..............................      532,200
   200,000 Tulsa Public Facilities Authority, 5.80%, 7/1/01.......      209,394
   540,000 Tulsa Public Facilities Authority, Capital Improvement,
            Series 1988-B, 5.70%, 3/1/05, Callable 3/1/03 @ 102*..      575,667
   500,000 Tulsa Public Facilities Authority, Revenue Refunding,
            Solid Waste, Ogden Martin Systems, 5.65%, 11/1/06,
            Insured by: AMBAC.....................................      542,020
                                                                     ----------
                                                                      5,038,915
                                                                     ----------
 Pennsylvania (4.5%):
   500,000 Bristol Township School District, GO, Series A, 5.25%,
            2/15/09, Callable 2/15/04 @ 100*, Insured by: MBIA
            State Aid Withholding.................................      523,320
   500,000 Harrisburg, Recovery Facilities Revenue Bond, Series A,
            5.00%, 9/1/12, Callable 9/1/08 @ 101*, Insured by:
            FSA...................................................      510,095
   320,000 Philadelphia Water & Sewer, Revenue Refunding, 15th
            Series, 6.88%, 10/1/06, Callable 10/1/99 @ 102*,
            Insured by: MBIA......................................      333,258
                                                                     ----------
                                                                      1,366,673
                                                                     ----------
 South Carolina (1.2%):
   350,000 Georgetown County, Pollution Control Facilities,
            Revenue Refunding, International Paper Co. Project,
            6.25%, 6/15/05, Callable 6/15/02 @ 102*...............      370,017
                                                                     ----------
 South Dakota (2.4%):
   700,000 South Dakota Housing Development Authority,
            Homeownership Mortgage, Series A, 5.70%, 5/1/08,
            Callable 5/1/06 @ 102*................................      739,256
                                                                     ----------
 Texas (7.4%):
   250,000 Brownsville Utilities System, Revenue Refunding, 6.25%,
            9/1/07, Callable 9/1/02 @ 100*, Insured by: MBIA......      268,948
   500,000 Coastal Bend, Health Facilities Development, Revenue
            Bond, Series A, 5.60%, 11/15/02, Insured by: AMBAC....      530,555
   400,000 Houston Water & Sewer System, Revenue Refunding, Series
            B, 6.10%, 12/1/05, Callable 12/1/02 @ 102*............      434,916
   500,000 Katy Independent School District, GO, Series A, 4.80%,
            2/15/14, Callable 2/15/08 @ 100*......................      498,725
   500,000 Tarrant County Water Control, Revenue Bond, 4.75%,
            3/1/12, Callable 3/1/03 @ 100*, Insured by: AMBAC.....      501,990
                                                                     ----------
                                                                      2,235,134
                                                                     ----------
 Washington (11.0%):
   400,000 Grays Harbor County Public Utility, Revenue Bond,
            5.13%, 1/1/14, Callable 1/1/07 @ 100*, Insured by:
            AMBAC.................................................      409,232
   500,000 Port Tacoma, Revenue Refunding, Series A, 5.50%,
            11/1/04, Callable 11/1/02 @ 100*, Insured by: AMBAC...      526,975
   500,000 Seattle Municipality Sewer, Revenue Bond, Series X,
            5.50%, 1/1/16, Callable 1/1/03 @ 102*, Insured by:
            FGIC..................................................      516,595
   410,000 State, GO Limited, Revenue Refunding, Series R-92-A,
            6.40%, 9/1/03, Callable 9/1/01 @ 101*.................      440,488
   500,000 Tacoma Electric System, Revenue Refunding, 5.70%,
            1/1/03, Insured by: FGIC..............................      534,044
   500,000 Washington State Health Care Facilities, Revenue Bond,
            5.13%, 12/1/12, Callable 12/1/07 @ 101*, Insured by:
            MBIA..................................................      515,195
   350,000 Washington State Health Care Facilities, Revenue Bond,
            5.50%, 11/15/13, Callable 11/15/08 @ 101*, Insured by:
            AMBAC.................................................      372,435
                                                                     ----------
                                                                      3,314,964
                                                                     ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------- -----------------------------------------------------   -----------
 Municipal Bonds, continued:
 West Virginia (1.7%):
 $  500,000 Pleasants County Pollution Control, Revenue Bond,
            4.70%, 11/1/07.......................................   $   510,695
                                                                    -----------
  Total Municipal Bonds                                              28,542,534
                                                                    -----------
 Investment Companies (3.4%):
  1,011,623 SEI Institutional Tax Free Fund......................     1,011,623
                                                                    -----------
  Total Investment Companies                                          1,011,623
                                                                    -----------
  Total Investments (Cost $29,087,728)(a)--100.9%                    30,451,430
  Liabilities in excess of other assets--(0.9)%                       (270,278)
                                                                    -----------
  Total Net Assets--100.0%                                          $30,181,152
                                                                    ===========

--------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation............... $1,367,890
      Unrealized depreciation...............     (4,188)
                                             ----------
      Net unrealized appreciation........... $1,363,702
                                             ==========

 * Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC -- AMBAC Indemnity Corporation

ETM -- Escrowed to Maturity

FGIC -- Financial Guaranty Insurance Corporation

FNMA -- Federal National Mortgage Association

FSA -- Financial Security Assurance

GO -- General Obligation Bond

MBIA -- Municipal Bond Insurance Association

TCRS -- Transferable Custodial Receipts
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                       Schedule of Portfolio Investments
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Asset Backed Securities (1.5%):
 $    5,144 AFC Home Equity Loan Trust, Series 1993-2, Class A,
             6.00%, 1/20/13........................................   $    5,098
     62,152 AFC Home Equity Loan Trust,
             Series 1995-3, Class 1A2,
             6.80%, 10/26/26.......................................       62,991
    174,603 CoreStates Home Equity Trust,
             Series 1993-2, Class A,
             5.10%, 3/15/09........................................      171,504
     30,616 CPS Auto Trust,
             Series 1997-3, Class A1,
             6.10%, 12/15/02.......................................       30,664
    300,000 Crown Home Equity Loan Trust,
             Series 1996-1, Class A3,
             6.81%, 6/25/11........................................      297,587
      7,992 IBM Credit Receivables Lease Asset
             Master Trust, Series 1993-1,
             Class A, 4.55%, 11/15/00..............................        7,970
    200,000 Nomura Asset Securities Corp.,
             Series 1995-2, Class 2M,
             7.12%, 1/25/26........................................      195,342
     37,503 The Money Store Home Equity Trust,
             Series 1992-B, Class A,
             6.90%, 7/15/07........................................       37,833
     54,000 The Money Store Home Equity Trust,
             Series 1997-A, Class A4,
             6.89%, 3/15/16........................................       54,197
     16,611 UCFC Home Equity Loan,
             Series 1993-D1, Class A1,
             5.45%, 7/10/13........................................       16,524
                                                                      ----------
  Total Asset Backed Securities                                          879,710
                                                                      ----------
 Collateralized Mortgage Obligations (82.1%):
      8,822 American Housing Trust,
             Series VII, Class 1C,
             9.25%, 7/25/08........................................        8,808
  3,831,799 BA Mortgage Securities, Inc.,
             Series 1998-4, Class 2A3,
             6.50%, 8/25/13........................................    3,822,336
  1,227,206 Bear Stearns Mortgage Securities, Inc.,
             Series 1993-10, Class A9,
             7.20%, 7/25/24........................................    1,248,203
     94,219 Bear Stearns Mortgage Securities, Inc.,
             Series 1996-8, Class A9,
             7.60%, 11/25/27.......................................       94,198
     14,643 Chase Mortgage Finance Corp.,
             Series 1992-L2, Class 2A10,
             7.50%, 4/25/20........................................       14,754

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $  116,946 Chase Mortgage Finance Corp.,
             Series 1992-K, Class A5,
             7.50%, 10/25/24.......................................  $  116,529
    112,513 Chase Mortgage Finance Corp.,
             Series 1993-N, Class A5,
             6.75%, 11/25/24.......................................     112,916
    408,417 Chase Mortgage Finance Corp.,
             Series 1994-K, Class A5,
             8.00%, 9/25/25........................................     410,630
    183,382 Chase Mortgage Finance Corp.,
             Series 1994-L, Class 2A9,
             7.50%, 11/25/25.......................................     184,857
     19,000 Citicorp Mortgage Securities, Inc.,
             Series 1992-11, Class A6,
             8.00%, 6/25/07........................................      19,145
     29,527 CMC Securities Corp.,
             Series 1994-H1, Class 30A2,
             8.25%, 10/25/24.......................................      29,499
     37,549 Collateralized Mortgage Obligation Trust, Series 54,
             Class C,
             9.25%, 11/1/13........................................      38,978
    654,191 Collateralized Mortgage Obligation Trust, Series 34,
             Class D,
             6.00%, 10/1/17........................................     654,683
    100,888 Countrywide Funding Corp.,
             Series 1994-10, Class A5,
             6.00%, 5/25/09........................................     100,503
    246,000 Countrywide Funding Corp.,
             Series 1994-9, Class A7,
             6.50%, 5/25/24........................................     242,728
    700,000 Countrywide Home Loan,
             Series 1997-1, Class A4,
             7.40%, 3/25/27........................................     705,096
  1,863,102 Countrywide Home Loan,
             Series 1998-2, Class A1,
             6.50%, 3/25/28........................................   1,861,704
     48,000 Countrywide Home Loans,
             Series 1997-1, Class A8,
             7.50%, 3/25/27........................................      48,599
     80,000 Countrywide Mortgage Backed Securities, Inc., Series
             1993-E, Class A6, 6.50%, 1/25/24......................      78,825
      5,049 Fannie Mae,
             Series 1993-118, Class E,
             6.10%, 12/25/04.......................................       5,051
     22,000 Fannie Mae,
             Series 1992-41, Class G,
             8.00%, 3/25/05........................................      22,608

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $    1,515 Fannie Mae,
             Series 1992-32, Class D,
             7.25%, 7/25/05........................................  $    1,510
     21,331 Fannie Mae,
             Series 1992-57, Class G,
             7.00%, 8/25/05........................................      21,364
        470 Fannie Mae,
             Series 1992-70, Class G,
             7.00%, 10/25/05.......................................         468
      5,000 Fannie Mae,
             Series G92-44, Class H,
             8.00%, 11/25/06.......................................       5,150
     35,062 Fannie Mae,
             Series 1992-203, Class K,
             6.50%, 11/25/07.......................................      35,183
     19,340 Fannie Mae,
             Series 1993-106, Class K,
             7.00%, 8/25/09........................................      19,305
    100,000 Fannie Mae,
             Series 1992-124, Class D,
             7.00%, 4/25/10........................................     101,620
     18,280 Fannie Mae,
             Series G93-22, Class BA,
             7.30%, 3/25/13........................................      18,251
     54,062 Fannie Mae,
             Series 1992-38, Class L,
             6.50%, 11/25/16.......................................      54,166
      6,254 Fannie Mae,
             Series 1993-202, Class EA,
             5.50%, 12/25/16.......................................       6,232
     65,737 Fannie Mae,
             Series 1992-71, Class D,
             8.25%, 3/25/17........................................      66,134
      6,817 Fannie Mae,
             Series 1992-84, Class H,
             7.50%, 1/25/18........................................       6,824
      8,000 Fannie Mae,
             Series 1992-198, Class H,
             6.00%, 2/25/18........................................       7,984
      5,058 Fannie Mae,
             Series 1992-118, Class PG,
             7.00%, 3/25/18........................................       5,049
      5,818 Fannie Mae,
             Series 1992-159, Class PG,
             6.50%, 6/25/18........................................       5,806

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $    2,538 Fannie Mae,
             Series 1992-177, Class B,
             6.75%, 6/25/18........................................  $    2,538
      4,651 Fannie Mae,
             Series 1988-26, Class C,
             7.50%, 7/25/18........................................       4,701
      5,971 Fannie Mae,
             Series 1992-58, Class J,
             6.50%, 12/25/18.......................................       5,986
      7,536 Fannie Mae,
             Series 1992-169, Class H,
             6.50%, 1/25/19........................................       7,517
      4,474 Fannie Mae,
             Series 1993-2, Class PE,
             7.00%, 3/25/19........................................       4,473
     22,523 Fannie Mae,
             Series 1992-148, Class B,
             7.00%, 4/25/19........................................      22,712
     44,223 Fannie Mae,
             Series 1992-31, Class H,
             7.50%, 4/25/19........................................      44,154
     10,000 Fannie Mae,
             Series 1992-159, Class PH,
             6.50%, 6/25/19........................................       9,979
      4,019 Fannie Mae,
             Series G93-19, Class K,
             6.50%, 6/25/19........................................       4,024
     19,117 Fannie Mae,
             Series 1990-31, Class H,
             7.00%, 6/25/19........................................      19,109
     26,874 Fannie Mae,
             Series 1992-34, Class EB,
             7.00%, 10/25/19.......................................      26,807
     95,000 Fannie Mae,
             Series 1992-188, Class PJ,
             7.50%, 10/25/19.......................................      97,654
    123,768 Fannie Mae,
             Series 1992-98, Class PJ,
             7.50%, 11/25/19.......................................     123,643
     13,474 Fannie Mae,
             Series 1992-7, Class PN,
             7.50%, 11/25/19.......................................      13,485
     19,157 Fannie Mae,
             Series 1992-6, Class H,
             6.75%, 12/25/19.......................................      19,145

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   12,034 Fannie Mae,
             Series 1991-173, Class PH,
             6.95%, 1/25/20........................................  $   12,025
     17,224 Fannie Mae,
             Series G93-5, Class C,
             6.50%, 1/25/20........................................      17,226
     19,309 Fannie Mae,
             Series 1992-125, Class H,
             7.00%, 2/25/20........................................      19,241
     25,374 Fannie Mae,
             Series 1992-17, Class G,
             6.50%, 3/25/20........................................      25,408
  1,133,856 Fannie Mae,
             Series 1992-161, Class D,
             7.00%, 3/25/20........................................   1,135,972
     30,000 Fannie Mae,
             Series 1993-74, Class B,
             6.50%, 4/25/20........................................      29,928
     23,731 Fannie Mae,
             Series G92-15, Class G,
             7.00%, 4/25/20........................................      23,878
     20,349 Fannie Mae,
             Series 1992-174, Class G,
             7.25%, 4/25/20........................................      20,348
     98,498 Fannie Mae,
             Series 1992-49, Class H,
             7.00%, 5/25/20........................................      98,392
     54,405 Fannie Mae,
             Series 1992-15, Class H,
             6.75%, 6/25/20........................................      54,625
     44,034 Fannie Mae,
             Series 1992-34, Class E,
             7.00%, 7/25/20........................................      44,273
     14,622 Fannie Mae,
             Series G92-35, Class C,
             7.50%, 7/25/20........................................      14,639
     10,543 Fannie Mae,
             Series 1992-150, Class J,
             7.00%, 8/25/20........................................      10,514
     70,202 Fannie Mae,
             Series 1991-42, Class K,
             7.00%, 8/25/20........................................      70,157
    147,747 Fannie Mae,
             Series 1992-143, Class J,
             7.00%, 9/25/20........................................     147,739
     17,840 Fannie Mae,
             Series 1992-201, Class B,
             7.00%, 9/25/20........................................      17,865

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   14,216 Fannie Mae,
             Series 1991-154, Class PH,
             7.50%, 9/25/20........................................  $   14,199
        670 Fannie Mae,
             Series 1991-135, Class J,
             7.50%, 9/25/20........................................         667
     76,706 Fannie Mae,
             Series 1991-176, Class PJ,
             7.00%, 10/25/20.......................................      76,965
     69,314 Fannie Mae,
             Series G92-13, Class PH,
             7.00%, 11/25/20.......................................      69,510
     78,390 Fannie Mae,
             Series 1991-77, Class PH,
             7.00%, 11/25/20.......................................      78,443
     31,352 Fannie Mae,
             Series 1992-103, Class JA,
             7.50%, 11/25/20.......................................      31,637
      9,330 Fannie Mae,
             Series 1991-74, Class K,
             7.95%, 11/25/20.......................................       9,324
     47,509 Fannie Mae,
             Series G92-38, Class E,
             7.50%, 11/25/20.......................................      47,499
     35,494 Fannie Mae,
             Series 1991-82, Class PL,
             7.00%, 12/25/20.......................................      35,565
     12,407 Fannie Mae,
             Series G92-31, Class H,
             7.50%, 12/25/20.......................................      12,432
     37,000 Fannie Mae,
             Series F92-44, Class D,
             8.00%, 12/25/20.......................................      37,335
    252,644 Fannie Mae,
             Series 1991-147, Class K,
             7.00%, 1/25/21........................................     253,922
      4,596 Fannie Mae,
             Series 1991-163, Class K,
             6.95%, 2/25/21........................................       4,587
     20,000 Fannie Mae,
             Series 1993-29, Class D,
             7.00%, 2/25/21........................................      19,872
      6,867 Fannie Mae,
             Series 1992-172, Class C,
             7.00%, 2/25/21........................................       6,831
     18,780 Fannie Mae,
             Series 1992-83, Class G,
             7.00%, 3/25/21........................................      18,955

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   15,000 Fannie Mae,
             Series 1992-89, Class K,
             7.00%, 3/25/21........................................  $   15,081
     39,563 Fannie Mae,
             Series G92-8, Class K,
             7.50%, 3/25/21........................................      39,805
     18,712 Fannie Mae,
             Series 1992-123, Class D,
             7.50%, 4/25/21........................................      18,738
      8,736 Fannie Mae,
             Series 1992-97, Class D,
             8.00%, 4/25/21........................................       8,718
     31,355 Fannie Mae,
             Series 1991-142, Class PK,
             8.00%, 4/25/21........................................      31,662
     34,208 Fannie Mae,
             Series 1992-131, Class H,
             7.50%, 6/25/21........................................      34,387
     27,430 Fannie Mae,
             Series 1992-123, Class D,
             7.50%, 8/25/21........................................      27,675
     33,762 Fannie Mae,
             Series 1991-108, Class J,
             7.00%, 9/25/21........................................      34,143
    248,188 Fannie Mae,
             Series 1994-89, Class B,
             8.00%, 9/25/21........................................     249,046
     10,000 Fannie Mae,
             Series 1992-161, Class G,
             7.50%, 11/25/21.......................................      10,061
     22,352 Fannie Mae,
             Series 1992-82, Class E,
             7.00%, 4/25/22........................................      22,509
     99,000 Fannie Mae,
             Series 1996-51, Class AJ,
             7.00%, 6/18/22........................................      99,510
     12,000 Fannie Mae,
             Series 1992-126, Class YY,
             7.63%, 6/25/22........................................      12,063
     65,297 Fannie Mae,
             Series 1993-225, Class UC,
             6.25%, 9/25/22........................................      65,201
    258,479 Fannie Mae,
             Series 1994-23, Class A,
             6.00%, 12/25/22.......................................     257,394
     95,099 Fannie Mae,
             Series 1993-225, Class NB,
             6.50%, 12/25/22.......................................      95,048

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   72,548 Fannie Mae,
             Series 1993-27, Class A,
             5.50%, 2/25/23........................................  $   71,893
      2,806 Fannie Mae,
             Series 1993-41, Class J,
             6.00%, 3/25/23........................................       2,786
     10,513 Fannie Mae,
             Series 1993-2251, Class A,
             6.50%, 3/25/23........................................      10,527
    292,235 Fannie Mae,
             Series 1994-23, Class G,
             6.00%, 5/25/23........................................     291,007
    252,512 Fannie Mae,
             Series 1993-252, Class M,
             6.50%, 5/25/23........................................     255,093
     31,083 Fannie Mae,
             Series 1993-155, Class LA,
             6.50%, 5/25/23........................................      31,049
     22,421 Fannie Mae,
             Series 1994-38, Class A,
             7.00%, 7/25/23........................................      22,594
      7,376 Fannie Mae,
             Series 1993-147, Class N,
             7.00%, 8/25/23........................................       7,396
     12,676 Fannie Mae,
             Series 1994-75, Class M,
             7.00%, 10/25/23.......................................      12,737
     13,657 Fannie Mae,
             Series 1994-42, Class L,
             6.50%, 4/25/24........................................      13,591
     10,000 Fannie Mae,
             Series 1997-27, Class BL,
             7.00%, 9/18/24........................................      10,002
     76,924 Fannie Mae,
             Series 1997-55, Class A,
             7.00%, 3/18/26........................................      77,268
  1,041,100 Fannie Mae,
             Series 1998-24, Class J,
             6.50%, 5/18/28........................................   1,040,319
     91,241 Financial Asset Securitization, Inc., Series 1997-
             NAM2, Class FA8, 10.00%, 7/25/27......................      93,420
     25,000 First Plus Home Loan Trust,
             Series 1997-2, Class A7,
             7.54%, 4/10/23........................................      27,004
     10,000 Freddie Mac,
             Series 1301, Class EA,
             7.00%, 8/15/05........................................      10,041

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $    6,600 Freddie Mac,
             Series 1243, Class I,
             7.50%, 9/15/05........................................  $    6,590
     10,000 Freddie Mac,
             Series 1317, Class G,
             7.00%, 5/15/06........................................      10,090
      9,392 Freddie Mac,
             Series 1561, Class D,
             6.00%, 8/15/06........................................       9,419
     13,782 Freddie Mac,
             Series 1229, Class I,
             7.00%, 8/15/06........................................      13,869
     10,889 Freddie Mac,
             Series 1575, Class PE,
             6.00%, 3/15/07........................................      10,914
     23,575 Freddie Mac,
             Series 1423, Class I,
             7.00%, 12/15/07.......................................      23,733
     31,414 Freddie Mac,
             Series 1475, Class O,
             7.00%, 2/15/08........................................      31,653
     71,673 Freddie Mac,
             Series 1667, Class C,
             6.00%, 1/15/09........................................      71,470
     26,968 Freddie Mac,
             Series 1103, Class M,
             8.50%, 3/15/09........................................      27,173
     49,131 Freddie Mac,
             Series 1367, Class F,
             6.75%, 12/15/17.......................................      49,109
      8,028 Freddie Mac,
             Series 1517, Class E,
             6.00%, 4/15/18........................................       8,022
     19,639 Freddie Mac,
             Series 1394, Class F,
             6.00%, 7/15/18........................................      19,635
     15,000 Freddie Mac,
             Series 1518, Class C,
             7.00%, 3/15/19........................................      15,137
    323,172 Freddie Mac,
             Series 1493, Class B,
             7.00%, 6/15/19........................................     323,478
      2,318 Freddie Mac,
             Series 1222, Class G,
             7.80%, 6/15/19........................................       2,314
     36,085 Freddie Mac,
             Series 1207, Class J,
             6.75%, 7/15/19........................................      36,087

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   21,422 Freddie Mac,
             Series 1437, Class F,
             7.00%, 11/15/19.......................................  $   21,497
     45,131 Freddie Mac,
             Series 1252, Class G,
             6.80%, 12/15/19.......................................      45,207
     50,000 Freddie Mac,
             Series 1499, Class B,
             6.75%, 2/15/20........................................      50,524
     15,987 Freddie Mac,
             Series 1250, Class G,
             7.00%, 4/15/20........................................      15,956
    203,776 Freddie Mac,
             Series 1332, Class H,
             7.50%, 4/15/20........................................     205,306
      2,361 Freddie Mac,
             Series 1397, Class C,
             7.00%, 6/15/20........................................       2,357
     37,000 Freddie Mac,
             Series 1184, Class H,
             8.00%, 6/15/20........................................      37,329
     35,754 Freddie Mac,
             Series 1101, Class L,
             6.95%, 9/15/20........................................      35,794
     12,650 Freddie Mac,
             Series 1254, Class H,
             7.50%, 10/15/20.......................................      12,702
     26,554 Freddie Mac,
             Series 1152, Class K,
             7.00%, 11/15/20.......................................      26,554
     40,011 Freddie Mac,
             Series 1358, Class H,
             7.00%, 11/15/20.......................................      40,082
     36,129 Freddie Mac,
             Series 1288, Class H,
             7.00%, 11/15/20.......................................      36,466
     16,650 Freddie Mac,
             Series 1165, Class K,
             7.00%, 12/15/20.......................................      16,697
     94,047 Freddie Mac,
             Series 1109, Class H,
             6.95%, 12/15/20.......................................      94,478
     16,365 Freddie Mac,
             Series 1163, Class I,
             6.95%, 12/15/20.......................................      16,402
     74,000 Freddie Mac,
             Series 1250, Class H,
             7.00%, 12/15/20.......................................      74,400

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   56,237 Freddie Mac,
             Series 1186, Class H,
             7.50%, 12/15/20.......................................  $   56,836
      7,190 Freddie Mac,
             Series 1177, Class I,
             6.95%, 1/15/21........................................       7,244
    306,122 Freddie Mac,
             Series 1228, Class G,
             7.00%, 1/15/21........................................     308,821
    150,397 Freddie Mac,
             Series 1191, Class D,
             7.00%, 2/15/21........................................     150,710
     57,000 Freddie Mac,
             Series 1069, Class I,
             6.95%, 2/15/21........................................      57,476
     42,000 Freddie Mac,
             Series 1406, Class G,
             6.75%, 3/15/21........................................      42,380
    102,255 Freddie Mac,
             Series 1646, Class MA,
             6.50%, 3/15/21........................................     102,444
     80,000 Freddie Mac,
             Series 1350, Class H,
             7.50%, 3/15/21........................................      81,554
     90,000 Freddie Mac,
             Series 139, Class G,
             7.00%, 4/15/21........................................      91,035
     28,083 Freddie Mac,
             Series 1303, Class K,
             8.00%, 4/15/21........................................      28,311
    150,000 Freddie Mac,
             Series 1351, Class TD,
             7.00%, 5/15/21........................................     151,396
     15,000 Freddie Mac,
             Series 1302, Class PJ,
             8.00%, 5/15/21........................................      15,250
     33,715 Freddie Mac,
             Series 1278, Class H,
             7.00%, 6/15/21........................................      33,768
     42,896 Freddie Mac,
             Series 1714, Class LD,
             7.00%, 6/15/21........................................      43,155
     10,804 Freddie Mac,
             Series 1237, Class I,
             8.00%, 6/15/21........................................      10,955
     45,000 Freddie Mac,
             Series 1702-B, Class L,
             7.00%, 7/15/21........................................      45,289

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   46,194 Freddie Mac,
             Series 1255, Class G,
             7.50%, 7/15/21........................................  $   46,759
     25,000 Freddie Mac,
             Series 1241, Class J,
             7.00%, 9/15/21........................................      24,982
    175,000 Freddie Mac,
             Series 1278, Class I,
             7.00%, 9/15/21........................................     176,645
     51,000 Freddie Mac,
             Series 1397, Class D,
             7.00%, 10/15/21.......................................      51,215
      4,525 Freddie Mac,
             Series 189, Class C,
             8.00%, 10/15/21.......................................       4,548
    244,000 Freddie Mac,
             Series 1173, Class E,
             6.50%, 11/15/21.......................................     236,022
    184,367 Freddie Mac,
             Series 53, Class C,
             7.50%, 1/20/22........................................     185,742
    111,655 Freddie Mac,
             Series 1754, Class B,
             8.50%, 2/15/22........................................     112,154
     77,000 Freddie Mac,
             Series 1890, Class K,
             7.00%, 3/15/22........................................      77,427
    122,000 Freddie Mac,
             Series 1312, Class I,
             8.00%, 7/15/22........................................     128,070
     10,172 Freddie Mac,
             Series 1653, Class B,
             6.00%, 8/15/22........................................      10,154
     10,334 Freddie Mac,
             Series 1574, Class L,
             6.50%, 9/15/22........................................      10,355
     63,754 Freddie Mac,
             Series 1474, Class C,
             7.00%, 10/15/22.......................................      64,596
     80,000 Freddie Mac,
             Series 1411, Class O,
             7.00%, 11/15/22.......................................      76,701
    224,143 Freddie Mac,
             Series 1648, Class JA,
             6.00%, 1/15/23........................................     223,789
     14,052 Freddie Mac,
             Series 1543, Class XU,
             7.00%, 5/15/23........................................      14,096

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   23,000 Freddie Mac,
             Series 1749, Class C,
             8.00%, 6/15/23........................................  $   23,226
      6,088 Freddie Mac,
             Series 42, Class J,
             8.00%, 6/17/23........................................       6,092
    200,000 Freddie Mac,
             Series 1869, Class TD,
             7.50%, 7/15/23........................................     201,559
     55,000 Freddie Mac,
             Series 1853, Class B,
             7.50%, 4/15/24........................................      55,655
     27,169 Freddie Mac,
             Series 1729, Class M,
             7.50%, 5/15/24........................................      26,980
     34,000 Freddie Mac,
             Series 1935, Class CA,
             7.50%, 9/15/24........................................      34,373
     70,000 Freddie Mac,
             Series 1935, Class JC,
             7.00%, 12/15/24.......................................      70,153
     50,000 Freddie Mac,
             Series 1983, Class U,
             7.00%, 11/17/25.......................................      49,946
     96,000 Freddie Mac,
             Series 53, Class A,
             7.13%, 7/20/26........................................      96,622
    403,559 General Electric Capital Mortgage Services, Inc.,
             Series 1996-HE2, Class A3,
             7.30%, 3/25/12........................................     405,541
     66,761 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A-2,
             6.50%, 10/25/23.......................................      66,538
     84,000 General Electric Capital Mortgage Services, Inc.,
             Series 1193-12, Class A3,
             6.50%, 10/25/23.......................................      84,035
      7,466 General Electric Capital Mortgage Services, Inc.,
             Series 1994-19, Class A4,
             7.75%, 6/25/24........................................       7,465
     11,410 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A3,
             7.00%, 8/25/24........................................      11,374

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   18,162 General Electric Capital Mortgage Services, Inc.,
             Series 1994-23, Class A3,
             7.75%, 8/25/24........................................  $   18,151
    229,678 General Electric Capital Mortgage Services, Inc.,
             Series 1994-28, Class A5,
             8.00%, 8/25/24........................................     230,036
    409,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A6,
             6.50%, 11/25/24.......................................     405,004
     13,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-30, Class A7,
             7.50%, 11/25/24.......................................      12,959
     40,713 General Electric Capital Mortgage Services, Inc.,
             Series 1995-6, Class A3,
             7.00%, 8/25/25........................................      40,663
    468,000 General Electric Capital Mortgage Services, Inc.,
             Series 1996-11, Class A3,
             7.50%, 7/25/26........................................     473,079
    567,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12,
             7.50%, 4/25/27........................................     574,165
    165,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10,
             7.50%, 5/25/27........................................     167,725
    220,569 General Electric Capital Mortgage Services, Inc.,
             Series 1997-6, Class A15,
             7.50%, 7/25/27........................................     222,640
     99,174 General Electric Capital Mortgage Services, Inc.,
             Series 1997-7, Class A2,
             7.20%, 8/25/27........................................      99,357
  1,800,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11,
             6.75%, 6/25/28........................................   1,788,264
      3,723 Government National Mortgage Assoc.,
             Series 1994-6, Class B,
             7.88%, 11/16/17.......................................       3,723

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                         Value
 ---------- ------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $  306,854 Government National Mortgage Assoc.,
             Series 1994-6, Class G,
             7.99%, 12/16/19......................................  $  308,491
     15,007 Government National Mortgage Assoc.,
             Series 1995, Class C,
             7.35%, 7/20/21.......................................      15,169
     31,395 Government National Mortgage Assoc.,
             Series 1996-15, Class 0,
             7.00%, 11/20/21......................................      31,512
     59,958 Government National Mortgage Assoc.,
             Series 1995-2, Class H,
             8.00%, 7/20/22.......................................      59,817
     18,142 Government National Mortgage Assoc.,
             Series 1994-5, Class A,
             7.50%, 12/16/22......................................      18,128
    169,000 Government National Mortgage Assoc.,
             Series 1995-8, Class G,
             7.00%, 12/20/22......................................     168,988
     78,000 Government National Mortgage Assoc.,
             Series 1994-5, Class B,
             7.50%, 7/16/23.......................................      77,697
      6,000 Government National Mortgage Assoc.,
             Series 1994-5, Class CA,
             8.00%, 8/16/23.......................................       6,088
    120,000 Government National Mortgage Assoc.,
             Series 1997-6, Class B,
             7.50%, 5/20/24.......................................     121,491
     84,288 Government National Mortgage Assoc.,
             Series 1997-4, Class B,
             7.00%, 8/20/26.......................................      82,798
     48,049 Headlands Mortgage Securities, Inc., Series 1997-5,
             Class AII1,
             6.75%, 11/25/27......................................      48,406
     60,989 Housing Securities, Inc.,
             Series 1994-3, Class A4,
             7.25%, 11/25/17......................................      61,009
      8,619 Housing Securities, Inc.,
             Series 1992-B, Class 5,
             8.50%, 3/25/22.......................................       8,627
    171,541 IMC Home Equity Loan Trust,
             Series 1996-3, Class A3,
             7.27%, 4/25/11.......................................     175,142
    261,000 Independent National Mortgage Corp.,
             Series 1994-L, Class A6,
             8.00%, 8/25/24.......................................     267,254
    323,340 Independent National Mortgage Corp.,
             Series 1994-O, Class A3,
             8.00%, 9/25/24.......................................     323,796

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   10,000 Independent National Mortgage Corp.,
             Series 1994-O, Class A5,
             8.50%, 9/25/24........................................  $   10,333
    125,000 Independent National Mortgage Corp.,
             Series 1994-N, Class A6,
             8.00%, 10/25/24.......................................     125,353
    146,000 Independent National Mortgage Corp.,
             Series 1994-T, Class A5,
             8.38%, 11/25/24.......................................     149,702
     43,828 Independent National Mortgage Corp.,
             Series 1995-A, Class A3,
             8.75%, 3/25/25........................................      43,769
     62,280 Independent National Mortgage Corp.,
             Series 1995-D, Class A6,
             9.00%, 3/25/25........................................      62,162
    598,000 Independent National Mortgage Corp.,
             Series 1995-A, Class A4,
             8.75%, 3/25/25........................................     605,009
     54,714 Independent National Mortgage Corp.,
             Series 1995-H, Class A12,
             8.00%, 6/25/25........................................      55,071
    223,000 Independent National Mortgage Corp.,
             Series 1995-N, Class A4,
             7.50%, 10/25/25.......................................     224,748
     75,000 Independent National Mortgage Corp.,
             Series 1995-N, Class A3,
             7.50%, 10/25/25.......................................      75,503
     32,961 Independent National Mortgage Corp.,
             Series 1995-Q, Class A5,
             7.25%, 11/25/25.......................................      32,872
     40,024 Independent National Mortgage Corp.,
             Series 1995-Q, Class A6,
             8.00%, 11/25/25.......................................      39,937
     81,659 Independent National Mortgage Corp.,
             Series 1995-S, Class A3,
             7.00%, 1/25/26........................................      81,605
     31,414 Independent National Mortgage Corp.,
             Series 1995-V, Class A1,
             7.25%, 2/25/26........................................      31,453
     67,000 Independent National Mortgage Corp.,
             Series 1995-V, Class A2,
             7.25%, 2/25/26........................................      67,434
    175,000 Independent National Mortgage Corp.,
             Series 1995-W, Class A6,
             7.13%, 2/25/26........................................     176,425
    676,000 Independent National Mortgage Corp.,
             Series 1996-D, Class A7,
             7.00%, 5/25/26........................................     679,840

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Collateralized Mortgage Obligations, continued:
 $    4,430 Investors Government National
             Mortgage Assoc. Mortgage Backed Sec. Trust Inc.,
             Series 1984-2, Class E,
             7.88%, 4/25/08........................................   $    4,508
    241,000 Norwest Asset Securities Corp.,
             Series 1996-3, Class A8,
             7.25%, 9/25/26........................................      244,305
    240,000 Norwest Asset Securities Corp.,
             Series 1997-10, Class A2,
             6.50%, 8/25/27........................................      240,084
     50,000 PNC Mortgage Securities Corp., Series 1996-1, Class A9,
             7.75%, 6/25/26........................................       51,537
    108,525 Prudential Home Mortgage Securities,
             Series 1993-29, Class A6,
             6.75%, 8/25/08........................................      108,908
    124,180 Prudential Home Mortgage Securities,
             Series 1992-47, Class A9,
             8.00%, 1/25/23........................................      124,894
    428,438 Prudential Home Mortgage Securities,
             Series 1993-8, Class A4,
             7.40%, 3/25/23........................................      430,323
    215,385 Prudential Home Mortgage Securities,
             Series 1993-14, Class A7,
             6.25%, 5/25/23........................................      214,915
     40,626 Prudential Home Mortgage Securities,
             Series 1993-14, Class A6,
             6.50%, 5/25/23........................................       40,549
    281,000 Prudential Home Mortgage Securities,
             Series 1993-62, Class A6,
             6.50%, 7/25/23........................................      280,924
    134,173 Prudential Home Mortgage Securities,
             Series 1993-38, Class A3,
             6.15%, 9/25/23........................................      133,543
     13,717 Prudential Home Mortgage Securities,
             Series 1993-44, Class A10,
             6.00%, 11/25/23.......................................       13,667
  2,200,000 Prudential Home Mortgage Securities,
             Series 1993-62, Class A6,
             6.75%, 12/26/23.......................................    2,183,214
     48,992 Prudential Home Mortgage Securities,
             Series 1994-15, Class A2,
             6.00%, 5/25/24........................................       48,811
    275,346 Prudential Home Mortgage Securities,
             Series 1994-15, Class A5,
             6.80%, 5/25/24........................................      275,481

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Collateralized Mortgage Obligations, continued:
 $   25,086 Prudential Home Mortgage Securities,
             Series 1994-33, Class A3,
             8.63%, 12/25/24.......................................   $   25,302
    348,000 Prudential Home Mortgage Securities,
             Series 1996-5, Class A2,
             7.25%, 4/25/26........................................      349,656
    262,155 Residential Accredit Loans, Inc.,
             Series 1998-QS16, Class A1,
             6.50%, 11/25/13.......................................      262,616
        560 Residential Accredit Loans, Inc.,
             Series 1996-QS3, Class AI5,
             7.46%, 6/25/26........................................          558
    775,000 Residential Accredit Loans, Inc.,
             Series 1997-QS3, Class A3,
             7.50%, 4/25/27........................................      779,084
  1,020,000 Residential Accredit Loans, Inc.,
             Series 1998-QS9, Class A3,
             6.75%, 7/25/28........................................    1,023,356
    330,000 Residential Accredit Loans, Inc.,
             Series 1998-QS7, Class CB2,
             6.75%, 7/25/28........................................      329,993
     30,670 Residential Asset Securitization Trust, Series 1996-A4,
             Class A5,
             7.50%, 9/25/26........................................       30,560
     66,605 Residential Asset Securitization Trust, Series 1997-A1,
             Class A1,
             7.00%, 3/25/27........................................       66,803
     75,000 Residential Asset Securitization Trust, Series 1998-A1,
             Class A5,
             6.75%, 3/25/28........................................       75,229
  1,600,000 Residential Asset Securitization Trust, Series 1998-A5,
             Class A5,
             6.75%, 6/25/28........................................    1,579,504
     59,510 Residential Asset Securitization Trust, Series 1997-A3,
             Class A7,
             10.00%, 5/25/27.......................................       60,511
    362,475 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S43, Class A10,
             8.00%, 12/25/22.......................................      365,592
    250,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6,
             7.00%, 8/25/23........................................      246,555
     95,475 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S40, Class A5,
             6.20%, 11/25/23.......................................       95,112

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $  125,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1994-S13, Class A2,
             7.00%, 5/25/24........................................  $  125,443
      1,211 Residential Funding Mortgage Securities I, Inc.,
             Series 1994-S17, Class A3,
             8.00%, 8/25/24........................................       1,207
     22,652 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A13,
             7.40%, 9/25/25........................................      22,758
    613,337 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S9, Class A10,
             7.25%, 4/25/26........................................     616,446
    100,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A9,
             7.50%, 5/25/26........................................     101,572
    479,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A11,
             7.75%, 6/25/26........................................     483,991
     26,892 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A10,
             7.63%, 6/25/26........................................      26,869
    451,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A10,
             8.00%, 7/25/26........................................     460,806
    160,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A18,
             7.58%, 7/25/26........................................     161,335
      2,745 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S18, Class A7,
             7.25%, 8/25/26........................................       2,738
     41,671 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S22, Class A4,
             7.25%, 10/25/26.......................................      41,522
    122,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S23, Class A3,
             7.25%, 11/25/26.......................................     122,788

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Collateralized Mortgage Obligations, continued:
 $  175,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S8, Class A9,
             7.50%, 6/25/27........................................   $  178,557
    175,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S9, Class A20,
             7.50%, 7/25/27........................................      176,281
      4,803 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A8,
             7.10%, 9/25/27........................................        4,795
  1,375,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2,
             7.25%, 9/25/27........................................    1,389,756
  2,895,120 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S10, Class A8,
             6.75%, 4/25/28........................................    2,898,538
     50,000 Securitized Asset Sales, Inc.,
             Series 1995-A, Class A6,
             8.13%, 3/25/24........................................       52,240
     33,670 Vendee Mortgage Trust,
             Series 1993-1, Class D,
             7.00%, 11/15/12.......................................       33,756
    140,773 Vendee Mortgage Trust,
             Series 1992-2, Class D,
             7.00%, 9/15/15........................................      141,633
    280,000 Vendee Mortgage Trust,
             Series 1992-1, Class 2E,
             7.75%, 3/15/16........................................      285,089
    295,000 Vendee Mortgage Trust,
             Series 1992-1, Class 2F,
             7.75%, 7/15/17........................................      302,961
                                                                      ----------
  Total Collateralized Mortgage Obligations                           46,827,816
                                                                      ----------
 Corporate Bonds (4.2%)
 Brokerage Services (1.9%):
    335,000 Merrill Lynch & Co., Inc.,
             6.38%, 3/30/99........................................      335,321
    500,000 Morgan Stanley Dean Witter & Co.,
             5.75%, 2/15/01........................................      499,375
    250,000 Salomon Smith Barney Holdings, Inc.,
             5.88%, 2/1/01.........................................      248,750
                                                                      ----------
                                                                       1,083,446
                                                                      ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Corporate Bonds, continued:
 Electric Utility (0.3%):
 $  175,000 Georgia Power Company,
             7.63%, 3/1/23,
             Callable 3/1/99 @104.78*..............................   $  183,313
                                                                      ----------
 Financial Services (2.0%):
    135,000 Associates Corp., N.A.,
             7.50%, 5/15/99........................................      135,563
    250,000 Commercial Credit Co.,
             6.70%, 8/1/99.........................................      251,183
    260,000 Ford Motor Credit Corp.,
             7.25%, 5/15/99........................................      260,920
    500,000 Ford Motor Credit Corp.,
             5.75%, 1/25/01........................................      500,000
                                                                      ----------
                                                                       1,147,666
                                                                      ----------
  Total Corporate Bonds                                                2,414,425
                                                                      ----------
 U.S. Government Agencies (6.4%):
 Federal Home Loan Bank (3.4%):
  1,900,000 7.02%, 7/6/99, Series HA99.............................    1,911,628
                                                                      ----------
 Freddie Mac (2.4%):
    159,536 6.00%, 7/1/99, Gold Pool #G50188.......................      161,890
    168,950 6.50%, 2/1/00, Gold Pool #N92990.......................      172,547
  1,037,797 6.50%, 12/1/11, Gold Pool #E20275......................    1,045,374
                                                                      ----------
                                                                       1,379,811
                                                                      ----------

   Shares
     or
 Principal                    Security                       Market
   Amount                    Description                      Value
 ---------- --------------------------------------------   -----------

 U.S. Government Agencies, continued:
 Government National Mortgage Assoc (0.6%):
 $   15,198 6.50%, 7/15/23, Pool #350795................   $    15,135
     26,555 7.50%, 3/15/24, Pool #376439................        27,283
     17,260 7.00%, 4/20/24, Pool #1655..................        17,422
     30,503 6.50%, 12/15/25, Pool #414856...............        30,346
    206,726 8.00%, 6/15/26, Pool #423563................       215,241
     25,161 7.00%, 11/20/26, Pool #2320.................        25,399
                                                           -----------
                                                               330,826
                                                           -----------
  Total U.S. Government Agencies                             3,622,265
                                                           -----------
 U.S. Treasury Notes (2.4%):
  1,400,000 4.50%, 9/30/00..............................     1,386,490
                                                           -----------
  Total U.S. Treasury Notes                                  1,386,490
                                                           -----------
 Investment Companies (3.7%):
  2,138,834 American Performance Cash Management Fund...     2,138,834
                                                           -----------
  Total Investment Companies                                 2,138,834
                                                           -----------
  Total Investments (Cost $57,126,325)(a)--100.3%           57,269,540
                                                           -----------
  Liabilities in excess of other assets--(0.3)%               (160,457)
                                                           -----------
  Total Net Assets--100.0%                                 $57,109,083
                                                           ===========

--------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............... $ 321,506
     Unrealized depreciation...............  (178,291)
                                            ---------
     Net unrealized appreciation........... $ 143,215
                                            =========

 * Represents next call date. Additional subsequent call dates and amounts also apply to this security.
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                       Schedule of Portfolio Investments
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------   ----------

 Asset Backed Securities (7.1%):
 $   71,740 Advanta Mortgage Loan Trust,
             Series 1993-3, Class A3,
             4.75%, 2/25/10.......................................   $   69,832
    916,749 AFC Home Equity Loan Trust,
             Series 1995-3, Class 1A2,
             6.80%, 10/26/26......................................      929,116
    454,779 CoreStates Home Equity Trust,
             Series 1993-2, Class A,
             5.10%, 3/15/09.......................................      446,707
  1,500,000 Crown Home Equity Loan Trust,
             Series 1996-1, Class A3,
             6.81%, 6/25/11.......................................    1,487,940
    115,600 Equicon Home Equity Loan Trust,
             Series 1992-7, Class A,
             5.90%, 9/18/05.......................................      115,326
     54,984 First Plus Home Loan Trust,
             Series 1996-2, Class A6,
             7.85%, 8/20/13.......................................       57,251
  2,050,000 Ford Credit Auto Loan Master Trust,
             Series 1995-1, Class A,
             6.50%, 8/15/02.......................................    2,068,901
  1,000,000 Nomura Asset Securities Corp.,
             Series 1995-2, Class 2M,
             7.12%, 1/25/26.......................................      976,710
                                                                     ----------
  Total Asset Backed Securities                                       6,151,783
                                                                     ----------
 Collateralized Mortgage Obligations (44.0%):
    300,000 BA Mortgage Securities, Inc.,
             Series 1997-3, Class A2,
             7.00%, 12/25/27......................................      302,826
    397,000 Chase Mortgage Finance Corp.,
             Series 1994-G, Class A8,
             7.50%, 4/25/25.......................................      401,931
    429,000 Chemical Mortgage Securities Inc.,
             Series 1996-1, Class A4,
             7.00%, 1/25/26.......................................      430,489
    160,000 Citicorp Mortgage Securities, Inc.,
             Series 1993-1, Class A3,
             7.50%, 1/25/23.......................................      163,055
    250,000 Citicorp Mortgage Securities, Inc.,
             Series 1993-2, Class A6,
             7.50%, 3/25/23.......................................      254,810
    317,000 Citicorp Mortgage Securities, Inc.,
             Series 1996-1, Class A4,
             7.50%, 12/25/26......................................      319,320
     88,000 Citicorp Mortgage Securities, Inc.,
             Series 1997-2, Class A2,
             7.25%, 5/25/27.......................................       88,945

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $  161,000 Citicorp Mortgage Securities, Inc.,
             Series 1997-5, Class A5,
             7.25%, 11/25/27.......................................  $  161,330
     38,000 Countrywide Funding Corp.,
             Series 1994-17, Class A9,
             8.00%, 7/25/24........................................      39,413
    245,000 Countrywide Funding Corp.,
             Series 1994-17, Class A7,
             7.88%, 7/25/24........................................     251,103
     79,000 Countrywide Funding Corp.,
             Series 1994-17, Class A5,
             7.50%, 7/25/24........................................      79,901
    125,000 Countrywide Funding Corp.,
             Series 1995-4, Class A7,
             7.50%, 9/25/25........................................     127,862
    121,000 Countrywide Home Loan,
             Series 1997-1, Class A4,
             7.40%, 3/25/27........................................     121,881
    271,000 Countrywide Home Loan,
             Series 1997-1, Class A12,
             7.50%, 3/25/27........................................     274,423
    248,000 Countrywide Home Loan,
             Series 1997-1, Class A13,
             7.50%, 3/25/27........................................     251,249
    271,000 Countrywide Home Loan,
             Series 1997-2, Class A3,
             7.50%, 4/25/27........................................     275,122
  1,242,068 Countrywide Home Loan,
             Series 1998-2, Class A1,
             6.50% 3/25/28.........................................   1,241,135
     66,000 Fannie Mae,
             Series 1992-7, Class E,
             8.00%, 6/25/08........................................      68,615
     91,000 Fannie Mae,
             Series 19919-147, Class LD,
             7.00%, 10/25/08.......................................      91,983
     14,525 Fannie Mae,
             Series 1992-147, Class PK,
             7.25%, 4/25/19........................................      14,498
    166,000 Fannie Mae,
             Series 1992-202, Class H,
             7.50%, 5/25/19........................................     167,443
     99,912 Fannie Mae,
             Series G95-2, Class O,
             8.00%, 5/25/19........................................     100,929
     35,000 Fannie Mae,
             Series 1992-188, Class PJ,
             7.50%, 10/25/19.......................................      35,978

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $1,000,000 Fannie Mae,
             Series 1993-102, Class G,
             6.25%, 1/25/20........................................  $1,002,349
     43,860 Fannie Mae,
             Series 1990-62, Class G,
             9.00%, 6/25/20........................................      45,579
     36,544 Fannie Mae,
             Series 1991-162, Class E,
             7.50%, 9/25/20........................................      36,573
    131,000 Fannie Mae,
             Series 1992-177, Class CB,
             7.50%, 2/25/21........................................     133,383
    103,000 Fannie Mae,
             Series 1993-2, Class PH,
             7.35%, 3/25/21........................................     103,753
     69,000 Fannie Mae,
             Series 1992-132, Class PL,
             8.00%, 3/25/21........................................      70,738
     33,604 Fannie Mae,
             Series G-7, Class E,
             8.90%, 3/25/21........................................      35,074
     25,000 Fannie Mae,
             Series G97-1, Class A3,
             7.00%, 5/20/21........................................      25,052
     39,125 Fannie Mae,
             Series 1991-66, Class J,
             8.13%, 6/25/21........................................      40,278
    272,082 Fannie Mae,
             Series 1994-89, Class B,
             8.00%, 9/25/21........................................     273,023
     42,192 Fannie Mae,
             Series G-32, Class N,
             8.10%, 10/25/21.......................................      43,431
     40,505 Fannie Mae,
             Series D-32, Class L,
             8.00%, 10/25/21.......................................      41,700
     50,000 Fannie Mae,
             Series 1993-2, Class PK,
             7.50%, 2/25/22........................................      51,228
     98,000 Fannie Mae,
             Series 1993-155, Class M,
             7.00%, 9/25/23........................................      95,922
     30,000 Fannie Mae,
             Series 1996-22, Class C,
             7.25%, 2/25/24........................................      30,193
    500,000 Financial Asset Securitization, Inc.,
             Series 1997-NAM1, Class A2,
             7.75%, 5/25/27........................................     507,088

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $  225,000 Financial Asset Securitization, Inc.,
             Series 1997-NAM1, Class A3,
             7.75%, 5/25/27........................................  $  229,196
     54,000 Financial Asset Securitization, Inc.,
             Series 1997-NAM2, Class FA7,
             8.00%, 7/25/27........................................      55,324
  1,190,670 Freddie Mac,
             Series 1538, Class E,
             6.00%, 3/15/05........................................   1,192,062
     10,000 Freddie Mac,
             Series 1176, Class H,
             8.00%, 12/15/06.......................................      10,659
     12,702 Freddie Mac,
             Series 1513, Class P,
             6.50%, 5/15/08........................................      12,695
     11,000 Freddie Mac,
             Series 1156, Class ID,
             7.00%, 1/15/09........................................      11,129
  2,000,000 Freddie Mac,
             Series 1482, Class F,
             6.50%, 5/15/19........................................   2,009,979
     79,912 Freddie Mac,
             Series 1332, Class H,
             7.50%, 4/15/20........................................      80,512
     52,809 Freddie Mac,
             Series 1050, Class G,
             7.00%, 6/15/20........................................      52,936
     53,536 Freddie Mac,
             Series 1281, Class G,
             8.00%, 9/15/20........................................      54,629
    705,629 Freddie Mac,
             Series 1268, Class G,
             8.00%, 9/15/20........................................     718,189
      4,049 Freddie Mac,
             Series 176, Class G,
             7.00%, 12/15/20.......................................       4,042
      1,605 Freddie Mac,
             Series 1189, Class F,
             7.50%, 1/15/21........................................       1,604
     50,000 Freddie Mac,
             Series 1052, Class G,
             7.50%, 3/15/21........................................      50,719
    136,000 Freddie Mac,
             Series 1350, Class H,
             7.50%, 3/15/21........................................     138,642
    131,000 Freddie Mac,
             Series 1383, Class E,
             7.50%, 3/15/21........................................     132,401

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   10,000 Freddie Mac,
             Series 138, Class E,
             8.07%, 7/15/21........................................  $   10,295
     31,447 Freddie Mac,
             Series 1128, Class IB,
             7.00%, 8/15/21........................................      31,701
     12,694 Freddie Mac,
             Series 1753, Class B,
             8.50%, 11/15/21.......................................      12,716
     13,000 Freddie Mac,
             Series 1264, Class I,
             8.30%, 4/15/22........................................      13,310
    113,000 Freddie Mac,
             Series 1281, Class I,
             8.00%, 5/15/22........................................     117,519
     31,449 Freddie Mac,
             Series 1461, Class B,
             7.00%, 6/15/22........................................      31,548
     82,000 Freddie Mac,
             Series 1310, Class J,
             8.00%, 6/15/22........................................      84,193
     86,000 Freddie Mac,
             Series 1754, Class CA,
             8.50%, 11/15/22.......................................      87,523
    116,000 Freddie Mac,
             Series 1856, Class B,
             7.50%, 3/15/23........................................     117,063
     98,000 Freddie Mac,
             Series 1665, Class M,
             6.50%, 1/15/24........................................      98,170
     40,000 Freddie Mac,
             Series 1853, Class B,
             7.50%, 4/15/24........................................      40,477
    100,000 Freddie Mac,
             Series 1723, Class PN,
             7.00%, 5/15/24........................................      97,930
     70,000 Freddie Mac,
             Series 1931, Class D,
             7.25%, 7/15/25........................................      70,717
    174,900 General Electric Capital Mortgage Services, Inc.,
             Series 1995-HE1, Class A2,
             6.90%, 2/25/10........................................     177,515
     25,000 General Electric Capital Mortgage Services, Inc.,
             Series 1992-12A, Class A7,
             7.50%, 10/25/22.......................................      25,535

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $  694,319 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A-2,
             6.50%, 10/25/23.......................................  $  692,000
     29,788 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4,
             6.25%, 12/25/23.......................................      29,712
     58,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4,
             7.75%, 8/25/24........................................      58,665
      8,686 General Electric Capital Mortgage Services, Inc.,
             Series 1994-23, Class A3,
             7.75%, 8/25/24........................................       8,681
     32,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A10,
             8.88%, 11/25/24.......................................      33,197
    219,000 General Electric Capital Mortgage Services, Inc.,
             Series 1995-6, Class A4,
             7.00%, 8/25/25........................................     220,671
    100,000 General Electric Capital Mortgage Services, Inc.,
             Series 1996-15, Class A12,
             7.75%, 10/25/26.......................................     101,010
    100,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-1, Class A14,
             7.50%, 3/25/27........................................     102,277
    497,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A8,
             7.50%, 4/25/27........................................     503,203
    450,314 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A9,
             7.50%, 4/25/27........................................     452,673
     76,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A-11,
             7.50%, 4/25/27........................................      76,654
    594,000 General Electric Capital Mortgage Services, Inc.,
             Series1997-3, Class A12,
             7.50%, 4/25/27........................................     601,506

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                         Value
 ---------- ------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $  838,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10,
             7.50%, 5/25/27.......................................  $  851,840
     84,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A4,
             7.50%, 6/25/27.......................................      85,351
    173,105 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A2,
             7.50%, 6/25/27.......................................     175,807
    229,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-8, Class A17,
             7.13%, 10/25/27......................................     229,327
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11,
             6.75%, 6/25/28.......................................     993,480
    107,126 Government National Mortgage Assoc.,
             Series 1994-6, Class G,
             7.99%, 12/16/19......................................     107,698
     18,777 Government National Mortgage Assoc.,
             Series 1994-1, Class A,
             7.55%, 9/16/22.......................................      18,988
    169,000 Government National Mortgage Assoc.,
             Series 1996-7, Class C,
             7.50%, 2/16/23.......................................     171,617
     51,000 Government National Mortgage Assoc.,
             Series 1997-6, Class B,
             7.50%, 5/20/24.......................................      51,634
     50,000 Government National Mortgage Assoc.,
             Series 1994-5, Class D,
             7.50%, 7/16/24.......................................      50,750
    500,000 Government National Mortgage Assoc.,
             Series 1999-1, Class G,
             6.50%, 7/20/26.......................................     486,606
    326,000 Headlands Mortgage Securities,
             Series 1997-1, Class AI10,
             7.75%, 3/25/27.......................................     330,848
    343,083 IMC Home Equity Loan Trust,
             Series 1996-3, Class A3,
             7.27%, 4/25/11.......................................     350,284
     84,000 Independent National Mortgage Corp., Series 1994-17,
             Class A5,
             8.38%, 10/25/24......................................      87,233

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                         Value
 ---------- ------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $  100,000 Independent National Mortgage Corp., Series 1994-T,
             Class A5,
             8.38%, 11/25/24......................................  $  102,536
    661,000 Independent National Mortgage Corp., Series 1995-A,
             Class A4,
             8.75%, 3/25/25.......................................     668,747
     87,891 Independent National Mortgage Corp., Series 1995-D,
             Class A6,
             9.00%, 3/25/25.......................................      87,725
     15,000 Independent National Mortgage Corp., Series 1995-N,
             Class A4,
             7.50%, 10/25/25......................................      15,277
    137,000 Independent National Mortgage Corp., Series 1995-N,
             Class A4,
             7.50%, 10/25/25......................................     138,074
     43,085 Independent National Mortgage Corp., Series 1995-Q,
             Class A5,
             7.25%, 11/25/25......................................      42,969
    140,000 Independent National Mortgage Corp., Series 1995-Q,
             Class A5,
             7.50%, 11/25/25......................................     142,406
    117,000 Independent National Mortgage Corp., Series 1995-U,
             Class A5,
             7.13%, 1/25/26.......................................     118,113
    120,000 Independent National Mortgage Corp., Series 1995-V,
             Class A6,
             7.13%, 2/25/26.......................................     120,493
    120,000 Independent National Mortgage Corp., Series 1996-D,
             Class A7,
             7.00%, 5/25/26.......................................     120,682
    152,497 Independent National Mortgage Corp., Series 1996-S,
             Class A2,
             6.93%, 5/25/26.......................................     152,543
     50,000 Norwest Asset Securities Corp.,
             Series 1996-8, Class A4,
             6.00%, 12/25/26......................................      47,792
    416,000 Norwest Asset Securities Corp.,
             Series 1997-2, Class A7,
             7.70%, 3/25/27.......................................     424,394
    255,000 Norwest Asset Securities Corp.,
             Series 1997-6, Class A2,
             7.75%, 5/25/27.......................................     259,247
    300,000 Norwest Asset Securities Corp.,
             Series 1997-8, Class A3,
             7.50%, 6/25/27.......................................     305,163
    124,000 Norwest Asset Securities Corp.,
             Series 1997-21, Class A6,
             7.00%, 1/25/28.......................................     124,727

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Collateralized Mortgage Obligations, continued:
 $2,203,000 Norwest Asset Securities Corp.,
             Series 1997-21, Class A7,
             7.00%, 1/25/28........................................   $2,201,809
    132,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A16,
             7.38%, 6/25/26........................................      134,257
    103,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A18,
             7.38%, 6/25/26........................................      104,414
    282,000 PNC Mortgage Securities Corp., Series 1996-3, Class A3,
             7.25%, 12/25/26.......................................      283,763
    506,000 PNC Mortgage Securities Corp., Series 1997-2, Class A3,
             7.50%, 3/35/27........................................      516,099
    150,000 Prudential Home Mortgage Securities, Series 1992-32,
             Class A9,
             7.45%, 10/25/22.......................................      151,515
     63,000 Prudential Home Mortgage Securities, Series 1992-33,
             Class A8,
             7.50%, 11/25/22.......................................       64,354
    671,000 Prudential Home Mortgage Securities, Series 1992-40,
             Class A10,
             7.50%, 12/25/22.......................................      681,998
    620,000 Prudential Home Mortgage Securities, Series 1992-43,
             Class A6,
             7.50%, 1/25/23........................................      631,415
    160,675 Prudential Home Mortgage Securities, Series 1992-50,
             Class A5,
             7.63%, 2/25/23........................................      162,825
    256,000 Prudential Home Mortgage Securities, Series 1992-51,
             Class A10,
             7.75%, 2/25/23........................................      261,158
     64,026 Prudential Home Mortgage Securities, Series 1993-8,
             Class A4,
             7.40%, 3/25/23........................................       64,308
    100,000 Prudential Home Mortgage Securities, Series 1993-8,
             Class A3,
             7.90%, 3/25/23........................................      103,020
    115,000 Prudential Home Mortgage Securities, Series 1993-19,
             Class A11,
             7.49%, 6/25/23........................................      116,834
    300,000 Prudential Home Mortgage Securities, Series 1993-19,
             Class A13,
             7.50%, 6/25/23........................................      306,386
    336,610 Prudential Home Mortgage Securities, Series 1993-38,
             Class A3,
             6.15%, 9/25/23........................................      335,028

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Collateralized Mortgage Obligations, continued:
 $  137,000 Prudential Home Mortgage Securities, Series 1993-44,
             Class A17,
             6.00%, 11/25/23.......................................   $  129,975
    500,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6,
             6.75%, 12/26/23.......................................      496,185
    100,000 Prudential Home Mortgage Securities, Series 1994-6,
             Class A6,
             6.50%, 2/25/24........................................       98,918
  1,101,383 Prudential Home Mortgage Securities, Series 1994-15,
             ClassA5,
             6.80%, 5/25/24........................................    1,101,922
    619,000 Prudential Home Mortgage Securities, Series 1994-18,
             Class A6,
             7.50%, 5/25/24........................................      627,982
    385,000 Prudential Home Mortgage Securities, Series 1994-22,
             Class A6,
             7.30%, 6/25/24........................................      390,823
     84,000 Prudential Home Mortgage Securities, Series 1994-27,
             Class A5,
             8.25%, 9/25/24........................................       86,312
    278,000 Prudential Home Mortgage Securities, Series 1996-5,
             Class A9,
             7.25%, 4/25/26........................................      281,329
      7,746 Residential Asset Securitization Trust, Series 1996-A8,
             Class A1,
             8.00%, 12/25/26.......................................        7,773
     48,863 Residential Asset Securitization Trust, Series 1997-A5,
             Class A7,
             7.13%, 7/25/27........................................       48,929
    154,630 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S36, Class A4,
             6.75%, 11/25/07.......................................      155,417
    850,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6,
             7.00%, 8/25/23........................................      838,287
     59,833 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A13,
             7.40%, 9/25/25........................................       60,114
    213,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A19,
             7.50%, 9/25/25........................................      216,175

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------   ----------

 Collateralized Mortgage Obligations, continued:
 $   50,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A10,
             7.75%, 9/25/25.......................................   $   51,474
    219,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A15,
             7.50%, 5/25/26.......................................      223,403
    288,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A9,
             7.75%, 7/25/26.......................................      290,853
    100,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A10,
             8.00%, 7/25/26.......................................      102,174
     55,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S2, Class A4,
             7.50%, 1/25/27.......................................       56,069
    700,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S2, Class A2,
             7.50%, 1/25/27.......................................      705,897
    125,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S3, Class A8,
             7.30%, 2/25/27.......................................      127,068
    814,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2,
             7.25%, 9/25/27.......................................      822,736
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S9, Class 2A4,
             6.75%, 4/25/28.......................................      994,940
    162,000 Ryland Acceptance Corp.,
             Series 1997, Class JA,
             8.75%, 4/20/21.......................................      164,820
    148,696 Salomon Brothers Mortgage Securities,
             Series 1987-1, Class A,
             8.50%, 1/25/17.......................................      153,903
    380,000 Vendee Mortgage Trust,
             Series 1992-2, Class F,
             7.00%, 2/15/18.......................................      383,131
                                                                     ----------
  Total Collateralized Mortgage Obligations                          38,048,927
                                                                     ----------

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Corporate Bonds (25.3%):
 Banking (2.4%):
 $1,000,000 Bank One Corp., 7.25%, 8/15/04.........................   $1,046,250
  1,000,000 BankAmerica Corp., 7.75%, 7/15/02......................    1,053,750
                                                                      ----------
                                                                       2,100,000
                                                                      ----------
 Brokerage Services (6.7%):
    500,000 Bear Stearns Co., Inc.,
             6.75%, 8/15/00........................................      505,940
  2,000,000 Bear Stearns Co., Inc.,
             6.75%, 4/15/03........................................    2,012,500
  1,500,000 Merrill Lynch & Co., Inc.,
             6.64%, 9/19/02........................................    1,530,000
  1,000,000 Salomon Smith Barney Holdings, Inc., 6.63%, 6/1/00.....    1,006,310
    750,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05....      758,438
                                                                      ----------
                                                                       5,813,188
                                                                      ----------
 Financial Services (7.7%):
    500,000 Cincinnati Financial Corp.,
             6.90%, 5/15/28........................................      496,250
  2,100,000 CNA Financial Corp.,
             6.25%, 11/15/03.......................................    2,023,875
  2,000,000 Commercial Credit Co.,
             6.38%, 9/15/02........................................    2,017,500
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02........    1,020,000
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/15/05.......    1,012,500
                                                                      ----------
                                                                       6,570,125
                                                                      ----------
 Food Products & Services (3.9%):
  2,200,000 Grand Metropolitan Investment, 8.63%, 8/15/01..........    2,332,000
  1,000,000 McCormick & Co., 8.95%, 7/1/01.........................    1,068,750
                                                                      ----------
                                                                       3,400,750
                                                                      ----------
 Leasing (3.4%):
  1,500,000 Hertz Corp., 6.00%, 1/15/03............................    1,462,500
  1,500,000 International Lease Finance Corp., 6.50%, 8/15/99......    1,506,930
                                                                      ----------
                                                                       2,969,430
                                                                      ----------
 Pharmaceuticals (0.6%):
    500,000 American Home Products Corp., 6.50%, 10/15/02..........      509,375
                                                                      ----------
 Telecommunications (0.6%):
    500,000 COMSAT Corp., 8.95%, 5/15/01...........................      531,250
                                                                      ----------
  Total Corporate Bonds                                               21,894,118
                                                                      ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------   ----------

 Taxable Municipal Bonds (4.6%):
 California (0.6%):
 $  500,000 Monrovia Redevelopment Agency Tax Allocation, 6.90%,
             5/1/17, Callable 5/1/08 @ 102*,
             Insured by: AMBAC....................................   $  503,750
                                                                     ----------
 Georgia (1.2%):
  1,000,000 Atlanta & Fulton County Downtown Arena Project Revenue
             Bond, Recreational Facilities Improvements, 7.00%,
             12/1/28, Callable 12/1/07 @ 102*,
             Insured by: FSA......................................      993,750
                                                                     ----------
 Louisiana (2.3%):
  1,000,000 Orleans Parish School Board Refunding Bonds, Series A,
             6.45%, 2/1/05, Insured by: FGIC......................    1,013,750
  1,000,000 Orleans Parish School Board Refunding Bonds, Series A,
             6.50%, 2/1/06, Insured by: FGIC......................    1,012,500
                                                                     ----------
                                                                      2,026,250
                                                                     ----------
 Wisconsin (0.5%):
    400,000 State GO, Series D, 6.90%, 11/1/11, Callable 11/1/08 @
             100*.................................................      414,000
                                                                     ----------
  Total Taxable Municipal Bonds                                       3,937,750
                                                                     ----------
 U.S. Government Agencies (12.6%):
 Fannie Mae (1.1%):
    337,258 7.77%, 11/1/22, Pool #189916..........................      342,317
    191,825 7.68%, 11/1/22, Pool #188965..........................      195,422
    417,304 8.39%, 7/1/23, Pool #224951...........................      428,259
                                                                     ----------
                                                                        965,998
                                                                     ----------
 Freddie Mac (3.7%):
    156,018 8.00%, 7/1/99, Gold Pool #M80108......................      156,798
     78,908 7.00%, 10/1/07, Gold Pool #E40422.....................       80,363
  2,965,134 6.50%, 12/1/11, Gold Pool #E20275.....................    2,986,780
                                                                     ----------
                                                                      3,223,941
                                                                     ----------

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Government National Mortgage Assoc (7.8%):
 $    4,853 9.00%, 11/15/01, Pool #194441..........................   $    5,072
      5,266 9.00%, 8/15/03, Pool #229571...........................        5,503
     17,594 9.00%, 12/15/04, Pool #284008..........................       18,473
     36,698 9.00%, 1/15/05, Pool #247502...........................       38,532
     39,568 9.00%, 3/15/06, Pool #299211...........................       41,547
     99,526 9.00%, 12/15/06, Pool #316045..........................      104,083
    296,438 7.50%, 6/15/07, Pool #329595...........................      307,739
    692,192 6.00%, 1/15/09, Pool #371901...........................      689,547
      6,969 10.00%, 2/15/19, Pool #269976..........................        7,531
    146,491 8.00%, 11/15/21, Pool #308330..........................      152,351
     66,634 8.00%, 2/15/22, Pool #319029...........................       69,230
    148,643 8.00%, 5/15/23, Pool #343406...........................      154,623
     89,760 8.00%, 10/20/24, Pool #1884............................       92,693
     20,547 8.00%, 2/20/26, Pool #2171.............................       21,229
    745,513 7.00%, 3/15/26, Pool #419128...........................      755,742
     44,049 8.00%, 3/20/26, Pool #2187.............................       45,520
    192,401 8.00%, 4/20/26, Pool #2205.............................      198,786
    804,556 8.00%, 5/20/26, Pool #2219.............................      831,178
  1,649,238 8.00%, 6/15/26, Pool #426149...........................    1,716,213
  1,380,488 8.00%, 6/15/26, Pool #423563...........................    1,437,350
     19,019 7.00%, 3/20/27, Pool #2394.............................       19,199
                                                                      ----------
                                                                       6,712,141
                                                                      ----------
  Total U.S. Government Agencies                                      10,902,080
                                                                      ----------
 U.S. Treasury Bonds (1.2%):
  1,000,000 6.13%, 11/15/27........................................    1,048,770
                                                                      ----------
  Total U.S. Treasury Bonds                                            1,048,770
                                                                      ----------
 U.S. Treasury Notes (4.1%):
    300,000 8.00%, 8/15/99.........................................      304,284
  1,000,000 8.88%, 5/15/00.........................................    1,042,920
  2,200,000 4.50%, 9/30/00.........................................    2,178,770
                                                                      ----------
  Total U.S. Treasury Notes                                            3,525,974
                                                                      ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                     Security                       Market
   Amount                    Description                       Value
 ---------- ---------------------------------------------   -----------

 Investment Companies (0.8%):
    651,456 American Performance Cash Management Fund....   $   651,456
                                                            -----------
  Total Investment Companies                                    651,456
                                                            -----------
  Total Investments (Cost $85,352,322)(a)--99.7%             86,160,858
                                                            -----------
  Other assets in excess of liabilities--0.3%                   230,182
                                                            -----------
  Total Net Assets--100.0%                                  $86,391,040
                                                            ===========

--------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............... $1,121,611
     Unrealized depreciation...............   (313,075)
                                            ----------
     Net unrealized appreciation........... $  808,536
                                            ==========

 * Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AMBAC -- AMBAC Indemnity Corporation

FGIC -- Financial Guaranty Insurance Corporation

FSA -- Financial Security Assurance

GO -- General Obligations Bond
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Bond Fund

                       Schedule of Portfolio Investments
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------   ----------

 Asset Backed Securities (3.2%):
 $1,000,000 Crown Home Equity Loan Trust, Series 1996-1, Class A3,
             6.81%, 6/25/11.......................................   $  991,960
    231,000 Norwest Asset Securities Corp.,
             Series 1996-4, Class A3,
             7.75%, 9/25/26.......................................      234,801
    500,000 UCFC Home Equity Loan,
             Series 1996-D1, Class A4,
             6.78%, 2/15/16.......................................      508,000
                                                                     ----------
  Total Asset Backed Securities                                       1,734,761
                                                                     ----------
 Collateralized Mortgage Obligations (44.1%):
    800,000 BA Mortgage Securities, Inc.,
             Series 1997-3, Class A2,
             7.00%, 12/25/27......................................      807,536
     75,000 Capstead Securities Corp.,
             Series 1993-1, Class E,
             7.50%, 2/1/23........................................       76,210
    166,373 Chase Mortgage Finance Corp.,
             Series 1994-L, Class 2A9,
             7.50%, 11/25/25......................................      167,711
    100,000 Chemical Mortgage Securities, Inc., Series 1993-1,
             Class A7,
             7.45%, 2/25/23.......................................      101,475
    175,000 Chemical Mortgage Securities, Inc., Series 1996-1,
             Class A6,
             8.00%, 1/25/26.......................................      177,612
     11,951 Citicorp Mortgage Securities, Inc., Series 1997-1,
             Class A2,
             7.25%, 2/25/27.......................................       11,921
    217,000 Countrywide Funding Corp.,
             Series 1994-17, Class A7,
             7.88%, 7/25/24.......................................      222,405
    140,000 Countrywide Funding Corp.,
             Series 1994-17, Class A9,
             8.00%, 7/25/24.......................................      145,205
    382,000 Countrywide Funding Corp.,
             Series 1995-4, Class A7,
             7.50%, 9/25/25.......................................      390,745
    392,000 Countrywide Funding Corp.,
             Series 1994-17, Class A6,
             7.63%, 7/25/24.......................................      399,861
    265,000 Countrywide Home Loan,
             Series 1997-1, Class A13,
             7.50%, 3/25/27.......................................      268,472
    256,000 Countrywide Mortgage Backed Securities, Inc.,
             Series 1994-J, Class A7,
             8.00%, 6/25/24.......................................      265,262

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Collateralized Mortgage Obligations, continued:
 $   85,000 Fannie Mae,
             Series 1992-118, Class PJ,
             7.50%, 2/25/21........................................   $   86,051
     91,000 Fannie Mae,
             Series 1992-168, Class KA,
             7.50%, 11/25/21.......................................       92,885
    103,000 Fannie Mae,
             Series 1992-88, Class L,
             8.00%, 12/25/21.......................................      105,544
     19,458 Fannie Mae,
             Series 1994-88, Class A,
             7.50%, 3/25/23........................................       19,449
     55,000 Fannie Mae,
             Series 1997-16, Class HA,
             7.00%, 2/18/25........................................       55,398
    500,000 Financial Asset Securitization, Inc.,
             Series 1997-NAM1, Class A2,
             7.75%, 5/25/27........................................      507,088
    500,000 Financial Asset Securitization, Inc., Series 1997-NAM2,
             Class FA5, 7.70%, 7/25/27.............................      506,927
    171,000 Freddie Mac,
             Series 1281, Class I,
             8.00%, 5/15/22........................................      177,839
     50,000 Freddie Mac,
             Series 1753, Class CB,
             8.13%, 5/15/23........................................       50,847
    109,000 Freddie Mac,
             Series 1853, Class B,
             7.50%, 4/15/24........................................      110,298
    118,000 Freddie Mac,
             Series 1847, Class B,
             7.50%, 7/15/24........................................      119,730
     50,000 Freddie Mac,
             Series 54, Class C,
             7.75%, 3/18/25........................................       51,428
     83,000 Fund America Investors Corp.,
             Series 1991-1, Class K,
             7.95%, 10/20/21.......................................       82,942
    968,542 General Electric Capital Mortgage Services, Inc.,
             Series 1996-HE2, Class A3,
             7.30%, 3/25/12........................................      973,297
     88,210 General Electric Capital Mortgage Services, Inc.,
             Series 1993-17, Class A13,
             6.50%, 12/25/23.......................................       88,381

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   97,134 General Electric Capital Mortgage Services, Inc.,
             Series 1994-13, Class A7,
             6.50%, 4/25/24........................................  $   96,790
     46,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A9,
             8.63%, 11/25/24.......................................      47,532
    175,000 General Electric Capital Mortgage Services, Inc.,
             Series 1995-5, Class A6,
             7.50%, 8/25/25........................................     178,406
    142,000 General Electric Capital Mortgage Services, Inc.,
             Series 1996-13, Class A13,
             7.75%, 8/25/26........................................     143,990
    876,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12,
             7.50%, 4/25/27........................................     887,069
    339,116 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A9,
             7.50%, 4/25/27........................................     340,892
    253,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10,
             7.50%, 5/25/27........................................     257,179
    290,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-6, Class A2,
             7.50%, 7/25/27........................................     292,956
    191,000 Government National Mortgage Assoc.,
             Series 1996-15, Class CA,
             7.50%, 1/20/24........................................     193,089
     70,000 Government National Mortgage Assoc.,
             Series 1996-15, Class H,
             7.50%, 8/16/26........................................      71,441
    334,000 Government National Mortgage Assoc.,
             Series 1996-20, Class J,
             7.50%, 9/20/26........................................     338,912
    264,000 Government National Mortgage Assoc.,
             Series 1996-22, Class E,
             7.00%, 5/16/24........................................     264,315
    500,000 Government National Mortgage Assoc.,
             Series 1999-1, Class G,
             6.50%, 7/20/26........................................     486,606

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $  250,000 Headlands Mortgage Securities,
             Series 1997-1, Class AI10,
             7.75%, 3/25/27........................................  $  253,718
    130,000 Headlands Mortgage Securities,
             Series 1997-3, Class 1A6,
             7.00%, 7/25/27........................................     130,961
    500,000 Headlands Mortgage Securities,
             Series 1997-5, Class A17,
             7.25%, 11/25/27.......................................     505,122
    272,000 Housing Securities, Inc.,
             Series 1992-EB, Class B5B,
             7.63%, 9/25/22........................................     277,332
    135,000 Independent National Mortgage Corp.,
             Series 1994-L, Class A5,
             8.00%, 8/25/24........................................     139,473
     44,000 Independent National Mortgage Corp.,
             Series 1994-N, Class A7,
             8.25%, 10/25/24.......................................      44,777
    106,000 Independent National Mortgage Corp.,
             Series 1994-U, Class A10,
             8.75%, 12/25/24.......................................     109,999
     54,000 Independent National Mortgage Corp.,
             Series 1995-A, Class A4,
             8.75%, 3/25/25........................................      54,633
     84,000 Independent National Mortgage Corp.,
             Series 1995-U, Class A5,
             7.13%, 1/25/26........................................      84,799
    100,000 Independent National Mortgage Corp.,
             Series 1995-U, Class A2,
             7.13%, 1/25/26........................................     100,951
    175,000 Independent National Mortgage Corp.,
             Series 1995-U, Class A4,
             7.25%, 1/25/26........................................     177,093
    185,000 Independent National Mortgage Corp.,
             Series 1995-W, Class A6,
             7.13%, 2/25/26........................................     186,506
    411,384 Merrill Lynch Trust,
             Series 45, Class F,
             9.10%, 9/20/14........................................     423,364
    175,000 Norwest Asset Securities Corp.,
             Series 1996-1, Class A11,
             7.50%, 8/25/26........................................     194,227
     50,000 Norwest Asset Securities Corp.,
             Series 1996-3, Class A5,
             7.63%, 9/25/26........................................      51,444
    101,000 Norwest Asset Securities Corp.,
             Series 1996-4, Class A,
             7.75%, 9/25/26........................................     103,638

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Collateralized Mortgage Obligations, continued:
 $  207,000 Norwest Asset Securities Corp.,
             Series 1996-8, Class A3,
             7.50%, 12/25/26.......................................   $  210,366
    330,000 Norwest Asset Securities Corp.,
             Series 1997-2, Class A7,
             7.70%, 3/25/27........................................      336,659
    381,000 Norwest Asset Securities Corp.,
             Series 1997-6, Class A2,
             7.75%, 5/25/27........................................      387,346
    367,000 Norwest Asset Securities Corp.,
             Series 1997-8, Class A3,
             7.50%, 6/25/27........................................      373,316
  1,020,000 Norwest Asset Securities Corp.,
             Series 1997-21, Class A7,
             7.00%, 1/25/28........................................    1,019,448
    250,000 Paine Webber Mortgage
             Acceptance Corp.,
             Series 1994-5A, Class A4,
             8.13%, 7/25/24........................................      255,552
    107,000 PNC Mortgage Securities Corp., Series 1998-7, Class
             1A21,
             7.00%, 9/25/98........................................      106,576
    100,000 PNC Mortgage Securities Corp., Series 1998-6, Class
             1A14,
             7.00%, 9/25/28........................................      101,121
    148,000 PNC Mortgage Securities Corp., Series 1996-1, A4,
             7.50%, 6/25/26........................................      150,556
    337,000 PNC Mortgage Securities Corp., Series 1997-2, Class A3,
             7.50%, 3/35/27........................................      343,726
     75,000 Prudential Home Mortgage Securities, Series 1992-32,
             Class A9,
             7.45%, 10/25/22.......................................       75,758
    286,000 Prudential Home Mortgage Securities, Series 1992-33,
             Class A8,
             7.50%, 11/25/22.......................................      292,149
    194,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6,
             6.50%, 7/25/23........................................      193,948
    500,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6,
             6.75%, 12/26/23.......................................      496,185
    552,000 Prudential Home Mortgage Securities, Series 1996-5,
             Class A9,
             7.25%, 4/25/26........................................      558,611
    219,000 Prudential Home Mortgage Securities, Series 1993-51,
             Class A9,
             6.00%, 12/25/23.......................................      209,230

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   65,607 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S43, Class A10,
             8.00%, 12/25/22.......................................  $   66,171
     20,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S26, Class A9,
             7.50%, 7/25/23........................................      20,384
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6,
             7.00%, 8/25/23........................................     493,110
    792,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A11,
             6.00%, 9/25/25........................................     760,637
     95,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A7,
             7.50%, 9/25/25........................................      96,416
    297,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A10,
             7.75%, 9/25/25........................................     305,758
    200,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A14,
             8.00%, 9/25/25........................................     206,785
     67,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A15,
             7.50%, 5/25/26........................................      68,347
     59,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A5,
             7.75%, 5/25/26........................................      60,771
    100,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A11,
             7.75%, 6/25/26........................................     101,042
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S2, Class A2,
             7.50%, 1/25/27........................................   1,008,424
    150,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S9, Class A14,
             7.50%, 7/25/27........................................     151,383

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Collateralized Mortgage Obligations, continued:
 $1,099,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2,
             7.25%, 9/25/27........................................   $1,110,793
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S9, Class 2A4,
             6.75%, 4/25/28........................................      994,939
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S19, Class A5,
             6.75%, 8/25/28........................................      493,765
     76,000 Ryland Acceptance Corp.,
             Series 1997, Class JA,
             8.75%, 4/20/21........................................       77,323
     10,000 Ryland Mortgage Securities Corp.,
             Series 1992-2, Class E,
             8.00%, 2/25/23........................................       10,159
     15,000 Securitized Asset Sales,
             Series 1995-A, Class A7,
             8.00%, 3/25/24........................................       15,587
     75,000 Vendee Mortgage Trust,
             Series 1996-3, Class 2F,
             7.75%, 11/15/22.......................................       79,000
                                                                      ----------
  Total Collateralized Mortgage Obligations                           23,731,074
                                                                      ----------
 Corporate Bonds (26.7%):
 Automotive (1.0%):
    500,000 General Motors Corp.,
             7.70%, 4/15/16........................................      557,500
                                                                      ----------
 Banking (2.9%):
  1,500,000 BankAmerica Corp.,
             7.13%, 5/12/05........................................    1,560,000
                                                                      ----------
 Brokerage Services (5.2%):
  1,000,000 Merrill Lynch & Co., Inc.,
             8.00%, 2/1/02.........................................    1,053,750
  1,000,000 Merrill Lynch & Co., Inc.,
             6.50%, 7/15/18........................................      951,250
    800,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05....      809,000
                                                                      ----------
                                                                       2,814,000
                                                                      ----------
 Financial Services (9.8%):
  1,000,000 Associates Corp., N.A.,
             7.50%, 4/15/02........................................    1,043,750
    500,000 Cincinnati Financial Corp.,
             6.90%, 5/15/28........................................      496,250

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Corporate Bonds, continued:
 Financial Service, continued:
 $1,000,000 CNA Financial Corp.,
             7.25%, 11/15/23.....................................   $   998,750
  1,050,000 Ford Motor Credit Corp.,
             7.75%, 3/15/05......................................     1,128,750
    500,000 General Electric Capital Corp.,
             7.50%, 6/15/09......................................       548,125
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02......     1,020,000
                                                                    -----------
                                                                      5,235,625
                                                                    -----------
 Leasing (1.9%):
  1,000,000 Hertz Corp., 7.38%, 6/15/01..........................     1,025,000
                                                                    -----------
 Office Equipment & Services (2.0%):
  1,000,000 Xerox Corp., 8.13%, 4/15/02..........................     1,060,000
                                                                    -----------
 Retail (2.0%):
  1,000,000 May Department Stores,
             8.38%, 10/1/22......................................     1,073,750
                                                                    -----------
 Telecommunications (1.9%):
  1,000,000 ALLTEL Corp., 7.00%, 3/15/16.........................     1,037,500
                                                                    -----------
  Total Corporate Bonds                                              14,363,375
                                                                    -----------
 Taxable Municipal Bonds (9.5%):
 California (0.9%):
    500,000 Monrovia Redevelopment Agency Tax Allocation, 6.90%,
             5/1/17, Callable 5/1/08 @ 102*,
             Insured by: AMBAC...................................       503,750
                                                                    -----------
 Colorado (2.4%):
  1,195,000 Boulder County Revenue Bond,
             Series B, 7.63%, 9/1/21,
             Callable 9/1/07 @ 100*,
             Insured by: AMBAC...................................     1,226,369
                                                                    -----------
 Georgia (1.8%):
  1,000,000 Atlanta & Fulton County Downtown Arena Project
             Revenue Bond, Recreational Facilities Improvements,
             7.00%, 12/1/28, Callable 12/1/07 @ 102*,
             Insured by: FSA.....................................       993,750
                                                                    -----------
 Illinois (0.3%):
    150,000 Springfield Tax Allocation, 7.50%, 2/1/12, Callable
             2/1/05 @ 100*, Insured by: AMBAC....................       156,750
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------   ----------

 Taxable Municipal Bonds, continued:
 Missouri (1.9%):
 $1,005,000 St. Louis, Municipal Finance Corp., Firemens'
             Retirement System, Revenue Bond, 6.55%, 8/1/09,
             Insured By: MBIA.....................................   $1,013,794
                                                                     ----------
 Virginia (0.9%):
    500,000 Portsmouth GO, 6.63%, 7/15/14, Callable 7/15/07 @
             102*,
             Insured by: FGIC.....................................      493,750
                                                                     ----------
 Wisconsin (1.3%):
    415,000 State GO, Series D, 6.90%, 11/1/11, Callable 11/1/08 @
             100*.................................................      429,525
    260,000 Wisconsin Housing & Economic Development Revenue
             Bonds, Series H, 7.88%, 3/1/26, Callable 9/1/05 @
             102*.................................................      271,050
                                                                     ----------
                                                                        700,575
                                                                     ----------
  Total Taxable Municipal Bonds                                       5,088,738
                                                                     ----------
 U.S. Government Agencies (9.4%):
 Freddie Mac (4.2%):
  2,223,851 6.50%, 12/1/11, Gold Pool #E20275.....................    2,240,085
                                                                     ----------
 Government National Mortgage Assoc (5.2%):
     22,722 10.50%, 11/15/15, Pool #268347........................       24,987
     63,241 11.00%, 2/15/16, Pool #279067.........................       70,138

   Shares
     or
 Principal                     Security                       Market
   Amount                    Description                       Value
 ---------- ---------------------------------------------   -----------

 U.S. Government Agencies, continued:
 Government National Mortgage Assoc, continued:
 $   21,669 9.00%, 1/15/20, Pool #280664.................   $    23,294
     64,405 9.00%, 10/15/20, Pool #289412................        69,235
    159,934 9.00%, 7/15/21, Pool #308511.................       171,929
    470,472 7.00%, 9/15/23, Pool #347688.................       477,087
    756,048 7.50%, 11/15/23, Pool #354701................       776,923
    547,882 7.50%, 12/15/25, Pool #401510................       562,910
    592,416 8.00%, 5/15/26, Pool #428480.................       616,675
     33,318 8.00%, 6/15/26, Pool #426149.................        34,671
                                                            -----------
                                                              2,827,849
                                                            -----------
  Total U.S. Government Agencies                              5,067,934
                                                            -----------
 U.S. Treasury Bonds (5.1%):
  1,000,000 7.63%, 2/15/25...............................     1,242,660
    500,000 6.13%, 11/15/27..............................       524,385
  1,000,000 5.50%, 8/15/28...............................       968,180
                                                            -----------
  Total U.S. Treasury Bonds                                   2,735,225
                                                            -----------
 Investment Companies (1.6%):
    881,687 American Performance Cash Management Fund....       881,687
                                                            -----------
  Total Investment Companies                                    881,687
                                                            -----------
  Total Investments (Cost $52,560,478)(a)--99.6%             53,602,794
  Other assets in excess of liabilities--0.4%                   242,282
                                                            -----------
  Total Net Assets--100.0%                                  $53,845,076
                                                            ===========

--------
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............... $1,223,483
     Unrealized depreciation...............   (181,167)
                                            ----------
     Net unrealized appreciation........... $1,042,316
                                            ==========

* Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC -- American Municipal Bond Assurance Corp.

FSA -- Financial Security Assurance

GO -- General Obligations Bond

FGIC -- Financial Guaranty Insurance Corp.

MBIA -- Municipal Bond Insurance Association
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                       Schedule of Portfolio Investments
                               February 28, 1999
                                  (Unaudited)

  Shares
    or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks (63.5%):
 Advertising (0.1%):
   2,800   R.H. Donnelley Corp. ..................................   $    42,000
     800   True North Communications, Inc. .......................        18,650
                                                                     -----------
                                                                          60,650
                                                                     -----------
 Aerospace/Defense (1.5%):
     300   Alliant Techsystems, Inc.(b)...........................        23,756
   3,900   Allied Signal, Inc. ...................................       161,363
  17,400   B. F. Goodrich Co. ....................................       593,775
   1,400   BE Aerospace, Inc.(b)..................................        20,650
                                                                     -----------
                                                                         799,544
                                                                     -----------
 Airlines (0.1%):
   1,100   America West Holdings Corp., Class B(b)................        18,700
     900   SkyWest, Inc. .........................................        28,294
                                                                     -----------
                                                                          46,994
                                                                     -----------
 Apparel/Footwear (0.1%):
   2,900   Ashworth, Inc.(b)......................................        13,684
   1,000   K-Swiss, Inc., Class S.................................        48,469
                                                                     -----------
                                                                          62,153
                                                                     -----------
 Automotive Parts (0.3%):
   3,100   Federal-Mogul Corp. ...................................       152,481
                                                                     -----------
 Banking (1.8%):
   7,600   Bank One Corp. ........................................       408,500
   1,700   Chase Manhattan Corp. .................................       135,363
   7,200   First Union Corp. .....................................       383,850
     515   HUBCO, Inc. ...........................................        16,898
      60   Washington Federal, Inc. ..............................         1,350
                                                                     -----------
                                                                         945,961
                                                                     -----------
 Beverages (2.0%):
  14,300   Coca-Cola Co. .........................................       914,306
   4,400   PepsiCo, Inc. .........................................       165,550
                                                                     -----------
                                                                       1,079,856
                                                                     -----------
 Broadcasting/Cable (0.6%):
   1,100   Adelphia Communications, Class A(b)....................        62,013
   3,800   Comcast Corp., Special Class A.........................       269,562
                                                                     -----------
                                                                         331,575
                                                                     -----------
 Chemicals (1.3%):
  11,000   Engelhard Corp. .......................................       195,938
   1,100   Ferro Corp. ...........................................        23,513
   5,400   Hauser, Inc.(b)........................................        18,900

  Shares
    or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued:
 Chemicals, continued:
   2,000   NL Industries, Inc. ...................................   $    19,375
  10,400   Solutia, Inc. .........................................       185,250
  18,500   W.R. Grace & Co.(b)....................................       248,593
                                                                     -----------
                                                                         691,569
                                                                     -----------
 Commercial Services (0.7%):
     900   Avis Rent A Car, Inc.(b)...............................        20,644
   6,800   Deluxe Corp. ..........................................       230,349
   1,300   Dollar Thrifty Automotive Group(b).....................        15,438
   1,472   InaCom Corp.(b)........................................        22,816
     600   NCO Group, Inc.(b).....................................        18,750
   2,300   Nielsen Media Research.................................        45,138
   2,600   Protection One, Inc.(b)................................        21,125
   1,600   Rollins, Inc. .........................................        25,700
                                                                     -----------
                                                                         399,960
                                                                     -----------
 Computer Software & Services (5.4%):
   1,700   Acxiom Corp.(b)........................................        40,694
   5,200   America Online, Inc.(b)................................       462,475
  11,900   Compuware Corp.(b).....................................       665,655
     300   CSG Systems International, Inc.(b).....................        21,375
   3,400   Customtracks Corp.(b)..................................        27,200
   8,900   Microsoft Corp.(b).....................................     1,336,112
   4,800   Oracle Corp.(b)........................................       268,200
   1,200   Symantec Corp.(b)......................................        21,675
   1,100   The Learning Company, Inc.(b)..........................        31,969
     800   Wall Data, Inc.(b).....................................        16,600
     900   Wang Laboratories, Inc.(b).............................        21,488
                                                                     -----------
                                                                       2,913,443
                                                                     -----------
 Computers & Peripherals (5.6%):
   6,900   Apple Computer, Inc.(b)................................       240,206
  10,100   Cisco Systems, Inc.(b).................................       987,905
   7,400   Dell Computer Corp.(b).................................       592,924
   2,900   EMC Corp.(b)...........................................       296,888
     900   Hutchinson Tech(b).....................................        28,013
   2,900   International Business Machines Corp. .................       493,000
   1,900   InterVoice, Inc.(b)....................................        20,663
   7,300   Komag, Inc.(b).........................................        51,100
     800   Pomeroy Computer Resources, Inc.(b)....................        18,100
   1,900   S3, Inc.(b)............................................        16,744
   3,500   Seagate Technology, Inc.(b)............................       101,281
   6,100   Unisys Corp.(b)........................................       181,856
                                                                     -----------
                                                                       3,028,680
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

  Shares
    or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued:
 Cosmetics/Personal Care (2.6%):
  11,900   Kimberly-Clark Corp. ..................................   $   562,275
   9,200   Procter & Gamble Co. ..................................       823,400
                                                                     -----------
                                                                       1,385,675
                                                                     -----------
 Diversified Manufacturing Operations (3.1%):
   1,900   ACX Technologies, Inc.(b)..............................        23,631
  13,500   General Electric Co. ..................................     1,354,219
   3,600   Tyco International Ltd. ...............................       267,975
   1,200   Walter Industries, Inc.(b).............................        14,700
                                                                     -----------
                                                                       1,660,525
                                                                     -----------
 Electronics (0.1%):
     900   DII Group, Inc.(b).....................................        21,038
   1,500   Harmon Industries, Inc. ...............................        31,124
     500   Vitesse Semiconductor Corp.(b).........................        22,969
                                                                     -----------
                                                                          75,131
                                                                     -----------
 Entertainment (0.6%):
   2,800   Family Golf Centers, Inc.(b)...........................        16,713
   9,100   The Walt Disney Co. ...................................       320,206
                                                                     -----------
                                                                         336,919
                                                                     -----------
 Financial Services (2.6%):
   2,000   American Express Co. ..................................       217,000
   5,900   Associates First Capital Corp., Class A................       239,688
   1,300   Capital One Financial Corp. ...........................       165,913
   2,500   Citigroup, Inc. .......................................       146,875
     400   E*Trade Group, Inc.(b).................................        18,350
   3,400   Freddie Mac............................................       200,175
  10,300   Household International, Inc. .........................       418,437
   1,300   Resource Bancshares Mortgage Group, Inc. ..............        18,200
                                                                     -----------
                                                                       1,424,638
                                                                     -----------
 Food Products & Services (0.5%):
   2,700   Fleming Cos., Inc. ....................................        19,913
   1,100   Fresh Del Monte Produce, Inc.(b).......................        20,281
   2,400   General Mills, Inc. ...................................       193,650
   1,600   Pilgrim's Pride Corp., Class B.........................        30,500
     900   Smithfield Foods, Inc.(b)..............................        23,653
                                                                     -----------
                                                                         287,997
                                                                     -----------
 Forest Products--Lumber & Paper (0.5%):
  13,200   Louisiana-Pacific Corp. ...............................       242,550
                                                                     -----------

  Shares
    or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued:
 Health Care (2.2%):
   1,200   ADAC Laboratories(b)...................................   $    21,450
   1,600   CareMatrix Corp.(b)....................................        35,200
     600   CONMED Corp.(b)........................................        18,525
   7,600   Johnson & Johnson......................................       648,850
   5,500   Mariner Post-Acute Network, Inc.(b)....................        12,031
   5,500   McKesson HBOC, Inc. ...................................       374,000
   2,700   Quest Diagnostics, Inc.(b).............................        57,713
                                                                     -----------
                                                                       1,167,769
                                                                     -----------
 Home Builders (0.5%):
   1,000   Crossmann Communities, Inc.(b).........................        25,000
  10,400   Kaufman & Broad Home Corp. ............................       234,000
     900   Lennar Corp. ..........................................        20,869
                                                                     -----------
                                                                         279,869
                                                                     -----------
 Household Goods (0.4%):
   2,400   Unilever NV............................................       173,850
   3,000   USA Detergents, Inc.(b)................................        19,500
                                                                     -----------
                                                                         193,350
                                                                     -----------
 Insurance (2.3%):
   1,300   20th Century Industries................................        24,863
   5,400   Allstate Corp. ........................................       202,500
   7,800   Conseco, Inc. .........................................       233,512
   1,420   Fidelity National Financial, Inc. .....................        28,400
   1,300   First American Financial Corp. ........................        30,469
     900   FPIC Insurance Group, Inc.(b)..........................        39,038
  12,300   Hartford Financial Services Group, Inc. ...............       664,968
   1,200   MMI Cos., Inc. ........................................        17,850
                                                                     -----------
                                                                       1,241,600
                                                                     -----------
 Leisure & Recreation Products (0.0%):
     900   Polaris Industries, Inc. ..............................        25,425
                                                                     -----------
 Machinery & Equipment (0.8%):
   1,600   Gardner Denver, Inc.(b)................................        20,400
   2,000   Lincoln Electric Holdings..............................        41,000
   1,000   SpeedFam International, Inc.(b)........................        16,313
     300   SPX Corp.(b)...........................................        17,138
   4,200   Sundstrand Corp. ......................................       284,287
   2,100   Terex Corp.(b).........................................        53,812
                                                                     -----------
                                                                         432,950
                                                                     -----------
 Metals--Processing & Fabrication (0.1%):
   2,300   Amcast Industrial Corp. ...............................        43,556
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

  Shares
    or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued:
 Miscellaneous Energy (0.1%):
   1,800   Devon Energy Corp. ....................................   $    42,188
                                                                     -----------
 Oil--Intergrated Companies (2.5%):
   6,200   Ashland, Inc. .........................................       275,900
   9,000   Coastal Corp. .........................................       288,000
   4,400   Exxon Corp. ...........................................       292,875
  16,400   Sunoco, Inc. ..........................................       499,175
                                                                     -----------
                                                                       1,355,950
                                                                     -----------
 Pharmaceuticals (9.1%):
   6,200   Abbott Laboratories....................................       287,913
   2,700   American Home Products Corp. ..........................       160,650
     600   Barr Laboratories, Inc.(b).............................        22,200
   6,800   Bristol-Myers Squibb Co. ..............................       856,375
   1,700   COR Therapeutics, Inc.(b)..............................        16,681
   2,000   Eli Lilly & Co. .......................................       189,375
     600   Jones Pharma, Inc. ....................................        16,875
     400   MedImmune, Inc.(b).....................................        22,000
  14,600   Merck & Co., Inc. .....................................     1,193,549
   4,900   NBTY, Inc.(b)..........................................        29,400
     600   Patterson Dental Co.(b)................................        24,300
   6,900   Pfizer, Inc. ..........................................       910,369
   1,500   Roberts Pharmaceutical Corp.(b)........................        33,938
   6,300   Schering-Plough Corp. .................................       352,406
   1,200   SEQUUS Pharmaceuticals, Inc.(b)........................        24,525
  10,900   Warner-Lambert Co. ....................................       752,781
                                                                     -----------
                                                                       4,893,337
                                                                     -----------
 Printing & Publishing (0.1%):
   1,500   Bowne & Co., Inc. .....................................        20,906
     500   Valassis Communications, Inc.(b).......................        24,000
                                                                     -----------
                                                                          44,906
                                                                     -----------
 Real Estate Investment Trusts (0.1%):
     800   Bradley Real Estate, Inc. .............................        15,300
   2,100   Indymac Mortgage Holdings, Inc. .......................        22,313
                                                                     -----------
                                                                          37,613
                                                                     -----------
 Restaurants (0.2%):
   2,700   Ryan's Family Steak Houses, Inc.(b)....................        30,713
   6,300   Taco Cabana, Inc.(b)...................................        54,731
                                                                     -----------
                                                                          85,444
                                                                     -----------
 Retail (3.8%):
   1,200   Ames Department Stores, Inc.(b)........................        36,000
   1,900   Books-A-Million, Inc.(b)...............................        21,256
   1,600   Burlington Coat Factory Warehouse Corp. ...............        20,600

  Shares
    or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued:
 Retail, continued:
   2,500   Cato Corp., Class A....................................   $    23,750
   3,300   Gap, Inc. .............................................       213,469
  13,500   Home Depot, Inc. ......................................       805,781
     700   Micro Warehouse, Inc.(b)...............................        13,825
   7,300   Sears, Roebuck & Co. ..................................       296,563
   6,800   Wal-Mart Stores, Inc. .................................       587,350
                                                                     -----------
                                                                       2,018,594
                                                                     -----------
 Semiconductors (2.2%):
   9,900   Intel Corp. ...........................................     1,187,381
     400   Novellus Systems, Inc.(b)..............................        23,625
                                                                     -----------
                                                                       1,211,006
                                                                     -----------
 Telecommunications (6.7%):
   6,100   Airtouch Communications, Inc.(b).......................       555,480
   2,900   Aspect Telecommunications, Inc.(b).....................        22,294
   5,400   Bell Atlantic Corp. ...................................       310,163
   3,700   GTE Corp. .............................................       240,038
   5,000   Lucent Technologies, Inc. .............................       507,812
  15,500   MCI WorldCom, Inc.(b)..................................     1,278,749
   1,100   Powertel, Inc.(b)......................................        14,300
   5,500   SBC Communications, Inc. ..............................       290,813
   4,100   Sprint Corp. ..........................................       351,831
     600   WinStar Communications, Inc.(b)........................        18,900
                                                                     -----------
                                                                       3,590,380
                                                                     -----------
 Textile Products (0.1%):
     500   Mohawk Industries, Inc.(b).............................        16,250
   1,000   Pillowtex Corp. .......................................        24,250
                                                                     -----------
                                                                          40,500
                                                                     -----------
 Tobacco & Tobacco Product (1.1%):
  14,700   Philip Morris Cos., Inc. ..............................       575,138
                                                                     -----------
 Transportation (0.4%):
   4,400   Burlington Northern Santa Fe Corp. ....................       145,751
   1,300   Motivepower Industries, Inc.(b)........................        35,831
   2,700   Pittston BAX Group.....................................        19,406
   1,000   Roadway Express, Inc. .................................        15,375
                                                                     -----------
                                                                         216,363
                                                                     -----------
 Utilities--Electric (1.2%):
  12,200   AES Corp.(b)...........................................       453,688
     800   Hawaiian Electric Industries, Inc. ....................        27,900
     500   Idacorp, Inc. .........................................        15,531
   3,600   Texas Utilities Co. ...................................       152,775
                                                                     -----------
                                                                         649,894
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Utilities--Natural Gas (0.1%):
    1,333  Indiana Energy, Inc. .................................   $    26,660
      500  Piedmont Natural Gas Company, Inc. ...................        17,063
                                                                    -----------
                                                                         43,723
                                                                    -----------
 Utilities--Water (0.0%):
      800  United Water Resources, Inc. .........................        15,400
                                                                    -----------
  Total Common Stocks                                                34,131,256
                                                                    -----------
 Asset Backed Securities (1.1%):
 $104,762  CoreStates Home Equity Trust,
            Series 1993-2, Class A,
            5.10%, 3/15/09.......................................       102,902
  300,000  Crown Home Equity Loan Trust, Series 1996-1, Class A3,
            6.81%, 6/25/11.......................................       297,588
  200,000  Nomura Asset Securities Corp.,
            Series 1995-2, Class 2M,
            7.12%, 1/25/26.......................................       195,342
                                                                    -----------
  Total Asset Backed Securities                                         595,832
                                                                    -----------
 Collateralized Mortgage Obligations (13.8%):
  500,000  BA Mortgage Securities, Inc.,
            Series 1997-3, Class A2,
            7.00%, 12/25/27......................................       504,710
  500,000  Chase Mortgage Finance Corp.,
            Series 1993-L, Class 2A12,
            7.00%, 10/25/24......................................       496,530
   80,000  Fannie Mae, Series 1997-16,
            Class HA, 7.00%, 2/18/25.............................        80,578
  250,000  Financial Asset Securitization, Inc., Series 1997-
            NAM1, Class A2, 7.75%, 5/25/27.......................       253,544
  242,136  General Electric Capital Mortgage Services, Inc.,
            Series 1996-HE2, Class A3, 7.30%, 3/25/12............       243,324
   80,114  General Electric Capital Mortgage Services, Inc.,
            Series 1993-12, Class A-2, 6.50%, 10/25/23...........        79,846
   50,000  General Electric Capital Mortgage Services, Inc.,
            Series 1997-3,
            Class A12, 7.50%, 4/25/27............................        50,632
  200,000  General Electric Capital Mortgage Services, Inc.,
            Series 1997-4,
            Class A10, 7.50%, 5/25/27............................       203,303
  449,000  General Electric Capital Mortgage Services, Inc.,
            Series 1997-9,
            Class 1A17, 7.25%, 10/25/27..........................       455,658

  Shares
    or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------  -----------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9,
             Class A11, 6.75%, 6/25/28...........................   $   993,481
  1,000,000 Government National Mortgage Assoc., Series 1999-1,
             Class G,
             6.50%, 7/20/26......................................       973,213
    500,000 Headlands Mortgage Securities,
             Series 1997-5, Class A17,
             7.25%, 11/25/27.....................................       505,122
    102,925 IMC Home Equity Loan Trust,
             Series 1996-3, Class A3,
             7.27%, 4/25/11......................................       105,085
    250,000 Independent National Mortgage Corp., Series 1995-M,
             Class A4,
             7.50%, 9/25/25......................................       254,756
    134,000 Norwest Asset Securities Corp.,
             Series 1996-3, Class A8,
             7.25%, 9/25/26......................................       135,838
  1,000,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6,
             6.75%, 12/26/23.....................................       992,371
    130,789 Prudential Home Mortgage Securities, Series 1994-15,
             Class A5,
             6.80%, 5/25/24......................................       130,853
    100,000 Prudential Home Mortgage Securities, Series 1994-18,
             Class A7,
             6.88%, 5/25/24......................................       100,550
    190,000 Prudential Home Mortgage Securities, Series 1996-2,
             Class A13,
             7.00%, 3/25/26......................................       191,687
    200,000 Residential Funding Mortgage
             Securities I, Inc., Series 1993-S28, Class A6,
             7.00%, 8/25/23......................................       197,244
    500,000 Residential Funding Mortgage
             Securities I, Inc., Series 1997-S2,
             Class A2, 7.50%, 1/25/27............................       504,212
                                                                    -----------
  Total Collateralized Mortgage Obligations                           7,452,537
                                                                    -----------
 Corporate Bonds (6.0%):
 Banking (0.9%):
    250,000 BankAmerica Corp., 7.13%, 5/12/05....................       260,000
    250,000 J.P. Morgan, 6.25%, 12/15/05.........................       247,188
                                                                    -----------
                                                                        507,188
                                                                    -----------
 Beverages (0.5%):
    250,000 Anheuser Busch Co.,
             6.90%, 10/1/02......................................       251,563
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Corporate Bonds, continued:
 Brokerage Services (1.3%):
 $250,000  Bear Stearns Co., Inc., 6.75%, 8/15/00................   $   252,969
  200,000  Salomon Smith Barney Holdings, Inc., 6.63%, 7/1/02....       201,500
  250,000  Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05...       252,813
                                                                    -----------
                                                                        707,282
                                                                    -----------
 Financial Services (2.2%):
  250,000  Associates Corp., N.A.,
            6.00%, 12/1/02.......................................       250,000
  500,000  Cincinnati Financial Corp.,
            6.90%, 5/15/28.......................................       496,249
  250,000  Ford Motor Credit Co., 6.38%, 9/15/99.................       251,270
  200,000  General Motors Acceptance Corp., 6.63%, 10/15/05......       202,500
                                                                    -----------
                                                                      1,200,019
                                                                    -----------
 Retail Stores (1.1%):
  300,000  J.C. Penney & Co., 7.25%, 4/1/02......................       308,250
  250,000  Wal-Mart Stores, Inc., 7.25%, 6/1/13..................       270,938
                                                                    -----------
                                                                        579,188
                                                                    -----------
  Total Corporate Bonds                                               3,245,240
                                                                    -----------
 Taxable Municipal Bonds (1.9%):
 Georgia (0.7%):
  350,000  Cedartown Development Authority, 7.00%, 2/1/22,
            Callable 2/1/07 @ 102, Insured by: AMBAC.............       351,313
                                                                    -----------
 Louisiana (0.3%):
  170,000  Orleans Parish School Board Refunding Bonds, Series A,
            6.45%, 2/1/05, Insured by: FGIC......................       172,338
                                                                    -----------
 Virginia (0.9%):
  500,000  Portsmouth GO, 6.63%, 7/15/14, Callable 7/15/07 @
            102*,
            Insured by: FGIC.....................................       493,749
                                                                    -----------
  Total Taxable Municipal Bonds                                       1,017,400
                                                                    -----------

  Shares
    or
 Principal                         Security                            Market
  Amount                          Description                           Value
 ---------  ------------------------------------------------------   -----------

 U.S. Government Agencies (3.7%):
 Fannie Mae (0.6%):
 $  300,000 7.50%, 4/16/07........................................   $   314,442
                                                                     -----------
 Freddie Mac (0.9%):
    159,536 6.00%, 7/1/99, Gold Pool #G50188......................       161,890
     79,261 6.50%, 2/1/00, Gold Pool #N92990......................        80,948
    222,385 6.50%, 12/1/11, Gold Pool #E20275.....................       224,009
                                                                     -----------
                                                                         466,847
                                                                     -----------
 Government National Mortgage Assoc (2.2%):
    463,049 7.00%, 1/15/26, Pool #421420..........................       469,383
    152,148 6.00%, 2/20/26, Pool #2166............................       147,329
    549,420 8.00%, 6/15/26, Pool #423563..........................       572,051
                                                                     -----------
                                                                       1,188,763
                                                                     -----------
  Total U.S. Government Agencies                                       1,970,052
                                                                     -----------
 U.S. Treasury Bonds (4.9%):
    525,000 6.25%, 8/15/23........................................       554,615
  2,000,000 6.13%, 11/15/27.......................................     2,097,540
                                                                     -----------
  Total U.S. Treasury Bonds                                            2,652,155
                                                                     -----------
 U.S. Treasury Notes (4.1%):
    500,000 6.50%, 4/30/99........................................       501,385
  1,000,000 4.63%, 12/31/00.......................................       991,250
    200,000 7.75%, 2/15/01........................................       209,500
    500,000 6.25%, 2/15/03........................................       516,575
                                                                     -----------
  Total U.S. Treasury Notes                                            2,218,710
                                                                     -----------
 Investment Companies (0.6%):
    318,805 American Performance Cash Management Fund.............       318,805
                                                                     -----------
  Total Investment Companies                                             318,805
                                                                     -----------
  Total Investments (Cost $47,051,380)(a)--99.6%                      53,601,987
  Other assets in excess of liabilities--0.4%                            221,402
                                                                     -----------
  Total Net Assets--100.0%                                           $53,823,389
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............. $ 7,844,168
     Unrealized depreciation.............  (1,293,561)
                                          -----------
     Net unrealized appreciation......... $ 6,550,607
                                          ===========

(b) Represents non-income producing securities.

AMBAC -- AMBAC Indemnity Corporation
FGIC -- Financial Guaranty Insurance Corporation
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Equity Fund

                       Schedule of Portfolio Investments
                               February 28, 1999
                                  (Unaudited)

                                 Security                              Market
 Shares                        Description                             Value
 ------ ---------------------------------------------------------   ------------

 Common Stocks (99.6%):
 Advertising (0.8%):
 42,800 Snyder Communication, Inc.(b)............................   $  1,465,900
                                                                    ------------
 Aerospace/Defense (1.0%):
 56,700 B. F. Goodrich Co. ......................................      1,934,888
                                                                    ------------
 Automotive (0.5%):
 11,900 General Motors Corp. ....................................        982,494
                                                                    ------------
 Automotive Parts (0.7%):
 26,800 Federal-Mogul Corp. .....................................      1,318,225
                                                                    ------------
 Banking (4.8%):
 39,800 Bank One Corp. ..........................................      2,139,250
 27,500 Chase Manhattan Corp. ...................................      2,189,688
 66,100 First Union Corp. .......................................      3,523,956
 23,600 PNC Bank Corp. ..........................................      1,228,675
                                                                    ------------
                                                                       9,081,569
                                                                    ------------
 Beverages (3.2%):
 70,600 Coca-Cola Co. ...........................................      4,513,988
 42,000 PepsiCo, Inc. ...........................................      1,580,250
                                                                    ------------
                                                                       6,094,238
                                                                    ------------
 Capital Goods (0.4%):
 31,300 Stanley Works............................................        760,981
                                                                    ------------
 Chemicals (1.3%):
 79,700 Engelhard Corp. .........................................      1,419,656
 77,200 W.R. Grace & Co.(b)......................................      1,037,375
                                                                    ------------
                                                                       2,457,031
                                                                    ------------
 Commercial Services (1.3%):
 71,500 Deluxe Corp. ............................................      2,422,063
                                                                    ------------
 Computer Software & Services (7.6%):
 19,800 America Online, Inc.(b)..................................      1,760,963
 20,900 BMC Software, Inc.(b)....................................        854,288
 57,300 Compuware Corp.(b).......................................      3,205,218
 11,600 Keane, Inc.(b)...........................................        358,875
 53,000 Microsoft Corp.(b).......................................      7,956,624
  5,700 Shared Medical Systems Corp. ............................        290,700
                                                                    ------------
                                                                      14,426,668
                                                                    ------------
 Computers & Peripherals (8.0%):
 90,000 Apple Computer, Inc.(b)..................................      3,133,124
 42,100 Cisco Systems, Inc.(b)...................................      4,117,905
 37,100 Compaq Computer Corp. ...................................      1,307,775
 10,400 Dell Computer Corp.(b)...................................        833,300
  6,300 EMC Corp.(b).............................................        644,963
  6,500 Gateway 2000, Inc.(b)....................................        472,469
  4,400 International Business Machines Corp.....................        748,000

                                 Security                              Market
 Shares                        Description                             Value
 ------ ---------------------------------------------------------   ------------

 Common Stocks, continued:
 Computers & Peripherals, continued:
 49,000 Seagate Technology, Inc.(b)..............................   $  1,417,938
 88,600 Unisys Corp.(b)..........................................      2,641,388
                                                                    ------------
                                                                      15,316,862
                                                                    ------------
 Cosmetics/Personal Care (4.3%):
 10,900 Colgate-Palmolive Co. ...................................        925,138
  9,500 Gillette Co. ............................................        509,438
 74,100 Kimberly-Clark Corp. ....................................      3,501,224
 37,200 Procter & Gamble Co. ....................................      3,329,400
                                                                    ------------
                                                                       8,265,200
                                                                    ------------
 Diversified Manufacturing Operations (3.9%):
 74,200 General Electric Co. ....................................      7,443,188
    300 Tenneco, Inc. ...........................................          8,981
                                                                    ------------
                                                                       7,452,169
                                                                    ------------
 Entertainment (1.5%):
 80,400 The Walt Disney Co. .....................................      2,829,075
                                                                    ------------
 Financial Services (3.9%):
 48,400 Associates First Capital Corp., Class A..................      1,966,250
  3,400 Capital One Financial Corp. .............................        433,925
 23,600 Citigroup, Inc. .........................................      1,386,500
 74,300 Household International, Inc. ...........................      3,018,438
  7,800 Morgan Stanley Dean Witter & Co. ........................        705,900
                                                                    ------------
                                                                       7,511,013
                                                                    ------------
 Food Products & Services (1.2%):
 32,600 ConAgra, Inc. ...........................................        982,075
 14,200 Quaker Oats Co. .........................................        775,675
 16,600 Sara Lee Corp. ..........................................        451,313
                                                                    ------------
                                                                       2,209,063
                                                                    ------------
 Forest Products--Lumber & Paper (1.8%):
 24,200 Fort James Corp. ........................................        722,975
 99,600 Louisiana-Pacific Corp. .................................      1,830,150
 35,200 Westvaco Corp. ..........................................        787,600
                                                                    ------------
                                                                       3,340,725
                                                                    ------------
 Health Care (2.2%):
 36,000 Johnson & Johnson........................................      3,073,500
 12,100 McKesson HBOC, Inc. .....................................        822,800
 19,200 Tenet Healthcare Corp.(b)................................        378,000
                                                                    ------------
                                                                       4,274,300
                                                                    ------------
 Home Builders (1.0%):
  6,500 Centex Corp. ............................................        239,281
 46,600 Kaufman & Broad Home Corp. ..............................      1,048,500
 22,600 Pulte Corp. .............................................        543,813
                                                                    ------------
                                                                       1,831,594
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

                                 Security                              Market
 Shares                        Description                             Value
 ------ ---------------------------------------------------------   ------------

 Common Stocks, continued:
 Insurance (4.5%):
 45,500 Allstate Corp. ..........................................   $  1,706,250
 11,700 Aon Corp. ...............................................        689,569
 62,300 Conseco, Inc. ...........................................      1,865,106
 44,600 Hartford Financial Services
         Group, Inc. ............................................      2,411,188
  5,300 Marsh & McLennan Companies, Inc. ........................        375,306
 42,700 Travelers Property Casualty Corp., Class A...............      1,619,931
                                                                    ------------
                                                                       8,667,350
                                                                    ------------
 Leisure & Recreation Products (0.0%):
  1,700 Brunswick Corp. .........................................         36,231
                                                                    ------------
 Metals--Processing & Fabrication (0.2%):
 11,000 Precision Castparts Corp. ...............................        408,375
                                                                    ------------
 Office Equipment & Services (0.3%):
  9,400 Avery Dennison Corp. ....................................        504,663
                                                                    ------------
 Oil--Intergrated Companies (7.1%):
 45,200 Ashland, Inc. ...........................................      2,011,400
  9,900 Chevron Corp. ...........................................        761,063
 33,100 Coastal Corp. ...........................................      1,059,200
 48,600 Exxon Corp. .............................................      3,234,937
  8,600 Mobil Corp. .............................................        715,413
 22,100 Royal Dutch Petroleum-New York Shares....................        969,638
 78,300 Sunoco, Inc. ............................................      2,383,255
 46,300 Union Pacific Resources Group, Inc. .....................        413,806
 95,500 USX--Marathon Group......................................      1,975,656
                                                                    ------------
                                                                      13,524,368
                                                                    ------------
 Pharmaceuticals (12.5%):
 40,100 American Home Products Corp. ............................      2,385,950
 12,000 Bausch & Lomb, Inc. .....................................        723,750
 37,300 Bristol-Myers Squibb Co. ................................      4,697,469
 72,000 Merck & Co., Inc. .......................................      5,885,999
 41,900 Pfizer, Inc. ............................................      5,528,181
 12,200 Pharmacia & Upjohn, Inc. ................................        664,138
 61,200 Warner-Lambert Co. ......................................      4,226,625
                                                                    ------------
                                                                      24,112,112
                                                                    ------------

                                 Security                              Market
 Shares                         Description                            Value
 ------  --------------------------------------------------------   ------------

 Common Stocks, continued:
 Printing & Publishing (0.5%):
  27,800 R.R. Donnelley & Sons Co. ..............................   $    952,150
                                                                    ------------
 Retail (5.0%):
   8,600 CVS Corp. ..............................................        455,800
  65,700 Home Depot, Inc. .......................................      3,921,468
  56,300 Sears, Roebuck & Co. ...................................      2,287,187
  39,600 Staples, Inc.(b)........................................      1,164,488
  20,600 Wal-Mart Stores, Inc. ..................................      1,779,325
                                                                    ------------
                                                                       9,608,268
                                                                    ------------
 Semiconductors (3.2%):
  45,700 Intel Corp. ............................................      5,481,144
   6,700 Texas Instruments, Inc. ................................        597,556
                                                                    ------------
                                                                       6,078,700
                                                                    ------------
 Telecommunications (12.1%):
  14,800 Airtouch Communications, Inc.(b)........................      1,347,725
  54,300 Bell Atlantic Corp. ....................................      3,118,855
  45,900 General Instrument Corp.(b).............................      1,342,575
  25,500 GTE Corp. ..............................................      1,654,313
  19,200 Lucent Technologies, Inc. ..............................      1,950,000
 103,100 MCI WorldCom, Inc.(b)...................................      8,505,749
  56,400 SBC Communications, Inc. ...............................      2,982,150
  27,000 Sprint Corp. ...........................................      2,316,938
                                                                    ------------
                                                                      23,218,305
                                                                    ------------
 Tobacco & Tobacco Product (1.1%):
  53,700 Philip Morris Cos., Inc. ...............................      2,101,013
                                                                    ------------
 Transportation (1.5%):
  49,700 Burlington Northern Santa Fe Corp. .....................      1,646,313
  42,400 Ryder System, Inc. .....................................      1,144,800
                                                                    ------------
                                                                       2,791,113
                                                                    ------------
 Utilities-Electric (2.2%):
  27,000 AES Corp.(b)............................................      1,004,063
  44,500 Northeast Utilities(b)..................................        664,719
  57,600 Texas Utilities Co......................................      2,444,399
                                                                    ------------
                                                                       4,113,181
                                                                    ------------
  Total Common Stocks                                                190,089,887
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

                           Security                        Market
 Shares                   Description                      Value
 ------  --------------------------------------------   ------------

 Investment Companies (0.3%):
 649,480 American Performance Cash Management Fund...   $    649,480
                                                        ------------
  Total Investment Companies                                 649,480
                                                        ------------
  Total Investments (Cost $136,850,843) (a)--99.9%       190,739,367
  Other assets in excess of liabilities--0.1%                156,189
                                                        ------------
  Total Net Assets--100.0%                              $190,895,556
                                                        ============

--------
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation.............. $60,317,773
     Unrealized depreciation..............  (6,429,249)
                                           -----------
     Net unrealized appreciation.......... $53,888,524
                                           ===========

(b)  Represents non-income producing securities.
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                       Schedule of Portfolio Investments
                               February 28, 1999
                                  (Unaudited)

                                 Security                              Market
 Shares                        Description                             Value
 ------ ---------------------------------------------------------   ------------

 Common Stocks (95.7%):
 Aerospace/Defense (1.1%):
 38,500 B. F. Goodrich Co. ......................................   $  1,313,813
                                                                    ------------
 Banking (1.0%):
 47,100 MBNA Corp. ..............................................      1,142,175
                                                                    ------------
 Beverages (3.9%):
 57,200 Coca-Cola Co. ...........................................      3,657,225
 26,100 PepsiCo, Inc. ...........................................        982,013
                                                                    ------------
                                                                       4,639,238
                                                                    ------------
 Computer Software & Services (9.2%):
 22,000 America Online, Inc.(b)..................................      1,956,625
 44,700 Compuware Corp.(b).......................................      2,500,406
 31,400 Microsoft Corp.(b).......................................      4,713,924
 30,200 Oracle Corp.(b)..........................................      1,687,425
                                                                    ------------
                                                                      10,858,380
                                                                    ------------
 Computers & Peripherals (9.8%):
 38,200 Cisco Systems, Inc.(b)...................................      3,736,437
 36,700 Dell Computer Corp.(b)...................................      2,940,588
 17,700 EMC Corp.(b).............................................      1,812,038
 17,800 International Business Machines Corp. ...................      3,025,999
                                                                    ------------
                                                                      11,515,062
                                                                    ------------
 Cosmetics/Personal Care (4.4%):
 28,500 Avon Products, Inc. .....................................      1,186,313
 26,500 Kimberly-Clark Corp. ....................................      1,252,125
 30,400 Procter & Gamble Co. ....................................      2,720,800
                                                                    ------------
                                                                       5,159,238
                                                                    ------------
 Diversified Manufacturing Operations (5.6%):
 48,600 General Electric Co. ....................................      4,875,187
 22,500 Tyco International Ltd. .................................      1,674,844
                                                                    ------------
                                                                       6,550,031
                                                                    ------------
 Financial Services (2.3%):
 12,000 American Express Co. ....................................      1,302,000
 10,900 Capital One Financial Corp. .............................      1,391,113
                                                                    ------------
                                                                       2,693,113
                                                                    ------------
 Food Products & Services (2.0%):
 20,200 Bestfoods................................................        948,138
 17,300 General Mills, Inc. .....................................      1,395,893
                                                                    ------------
                                                                       2,344,031
                                                                    ------------
 Forest Products--Lumber & Paper (1.1%):
 71,400 Louisiana-Pacific Corp. .................................      1,311,975
                                                                    ------------

                                 Security                              Market
 Shares                        Description                             Value
 ------ ---------------------------------------------------------   ------------

 Common Stocks, continued:
 Health Care (3.5%):
 28,800 Johnson & Johnson........................................   $  2,458,800
 25,000 McKesson HBOC, Inc. .....................................      1,700,000
                                                                    ------------
                                                                       4,158,800
                                                                    ------------
 Home Builders (0.8%):
 41,500 Kaufman & Broad Home Corp. ..............................        933,750
                                                                    ------------
 Household Goods (0.8%):
 13,200 Unilever NV..............................................        956,175
                                                                    ------------
 Insurance (1.2%):
 37,000 Travelers Property Casualty Corp., Class A...............      1,403,688
                                                                    ------------
 Machinery & Equipment (2.0%):
 35,200 Sundstrand Corp. ........................................      2,382,600
                                                                    ------------
 Media (0.9%):
 16,500 Gannett Co., Inc. .......................................      1,047,750
                                                                    ------------
 Pharmaceuticals (16.4%):
 38,000 Abbott Laboratories......................................      1,764,625
 24,000 Bristol-Myers Squibb Co. ................................      3,022,500
 16,300 Eli Lilly & Co. .........................................      1,543,406
 54,400 Merck & Co., Inc. .......................................      4,447,199
 28,300 Pfizer, Inc. ............................................      3,733,831
 38,400 Schering-Plough Corp. ...................................      2,148,000
 37,500 Warner-Lambert Co. ......................................      2,589,844
                                                                    ------------
                                                                      19,249,405
                                                                    ------------
 Retail (8.1%):
 20,900 Gap, Inc. ...............................................      1,351,969
 47,200 Home Depot, Inc. ........................................      2,817,250
 39,200 Staples, Inc.(b).........................................      1,152,725
 49,400 Wal-Mart Stores, Inc. ...................................      4,266,924
                                                                    ------------
                                                                       9,588,868
                                                                    ------------
 Semiconductors (3.9%):
 37,800 Intel Corp. .............................................      4,533,638
                                                                    ------------
 Telecommunications (14.6%):
 28,500 Airtouch Communications, Inc.(b).........................      2,595,281
 17,500 Ameritech Corp. .........................................      1,144,063
 25,600 GTE Corp. ...............................................      1,660,800
 43,000 Lucent Technologies, Inc. ...............................      4,367,187
 41,100 MCI WorldCom, Inc.(b)....................................      3,390,750
 36,400 SBC Communications, Inc. ................................      1,924,650
 24,100 Sprint Corp. ............................................      2,068,081
                                                                    ------------
                                                                      17,150,812
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

                                 Security                              Market
 Shares                        Description                             Value
 ------ ---------------------------------------------------------   ------------

 Common Stocks, continued:
 Tobacco & Tobacco Product (1.8%):
 54,700 Philip Morris Cos., Inc. ................................   $  2,140,138
                                                                    ------------
 Utilities-Electric (1.3%):
 41,000 AES Corp.(b).............................................      1,524,688
                                                                    ------------
  Total Common Stocks                                                112,597,368
                                                                    ------------

                             Security                        Market
 Shares                     Description                      Value
 ------    --------------------------------------------   ------------

 Investment Companies (4.3%):
 5,092,913 American Performance Cash Management Fund...   $  5,092,913
                                                          ------------
  Total Investment Companies                                 5,092,913
                                                          ------------
  Total Investments (Cost $77,679,460) (a)--100.0%         117,690,281
  Other assets in excess of liabilities--0.0%                   55,086
                                                          ------------
  Total Net Assets--100.0%                                $117,745,367
                                                          ============

--------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation.............. $41,220,953
     Unrealized depreciation..............  (1,210,132)
                                           -----------
     Net unrealized appreciation.......... $40,010,821
                                           ===========

(b) Represents non-income producing securities.
                       See notes to financial statements

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                       Schedule of Portfolio Investments
                               February 28, 1999
                                  (Unaudited)

                                  Security                              Market
 Shares                         Description                             Value
 ------ -----------------------------------------------------------   ----------

 Common Stocks (92.8%):
 Advertising (1.8%):
  2,600 ADVO, Inc.(b)..............................................   $   52,000
  5,300 Cyrk, Inc.(b)..............................................       34,119
                                                                      ----------
                                                                          86,119
                                                                      ----------
 Aerospace/Defense (1.8%):
  3,600 BE Aerospace, Inc.(b)......................................       53,100
  1,200 Orbital Sciences Corp.(b)..................................       33,150
                                                                      ----------
                                                                          86,250
                                                                      ----------
 Airlines (1.9%):
  2,900 SkyWest, Inc. .............................................       91,169
                                                                      ----------
 Apparel/Footwear (2.4%):
 10,200 Ashworth, Inc.(b)..........................................       48,132
  1,300 Kellwood Co. ..............................................       33,231
  2,100 Nautica Enterprises, Inc.(b)...............................       31,500
                                                                      ----------
                                                                         112,863
                                                                      ----------
 Banking (5.9%):
  2,600 Banknorth Group, Inc. .....................................       69,550
    600 Centura Banks, Inc. .......................................       38,400
  1,500 Cullen/Frost Bankers, Inc. ................................       70,969
  3,000 Premier Bancshares, Inc. ..................................       60,000
    600 U.S. Trust Corp. ..........................................       44,925
                                                                      ----------
                                                                         283,844
                                                                      ----------
 Building Materials (1.0%):
  5,100 Building Materials Holding Corp.(b)........................       50,044
                                                                      ----------
 Business Services (1.5%):
    700 SEI Investments Co. .......................................       69,300
                                                                      ----------
 Chemicals (2.6%):
  3,300 Geon Co. ..................................................       75,281
 13,500 Hauser, Inc.(b)............................................       47,250
                                                                      ----------
                                                                         122,531
                                                                      ----------
 Commercial Services (1.0%):
    900 Prepaid Legal Services, Inc.(b)............................       25,875
  1,600 Service Expert, Inc.(b)....................................       20,100
                                                                      ----------
                                                                          45,975
                                                                      ----------
 Computer Software & Services (6.7%):
  2,600 Acxiom Corp.(b)............................................       62,237
  1,400 American Management Systems(b).............................       46,725
  1,700 Computer Task Group, Inc. .................................       34,425
  5,000 Digi International, Inc.(b)................................       32,500
  1,200 HNC Software, Inc.(b)......................................       32,250
  1,000 Macromedia, Inc.(b)........................................       30,563

                                  Security                              Market
 Shares                         Description                             Value
 ------ -----------------------------------------------------------   ----------

 Common Stocks, continued:
 Computer Software & Services, continued:
 1,000  Progress Software Corp.(b).................................   $   30,750
 2,300  Wall Data, Inc.(b).........................................       47,724
                                                                      ----------
                                                                         317,174
                                                                      ----------
 Computers & Peripherals (4.8%):
 1,700  Hutchinson Tech(b).........................................       52,913
 4,400  InterVoice, Inc.(b)........................................       47,850
 1,200  Jack Henry & Associates, Inc. .............................       43,200
 8,100  Komag, Inc.(b).............................................       56,700
 2,800  Read-Rite Corp.(b).........................................       23,800
 5,200  S3, Inc.(b)................................................       45,825
                                                                      ----------
                                                                         270,288
                                                                      ----------
 Construction (0.6%):
 1,100  Astec Industries, Inc.(b)..................................       30,250
                                                                      ----------
 Distribution/Wholesale (0.7%):
 1,500  Insight Enterprises, Inc.(b)...............................       34,875
                                                                      ----------
 Diversified Manufacturing (1.2%):
 1,400  SPS Technologies, Inc.(b)..................................       57,750
                                                                      ----------
 Electronic Components/Instruments (3.5%):
 1,200  C-Cube Microsystems, Inc.(b)...............................       22,500
 3,000  Cable Design Technologies Corp.(b).........................       38,813
   700  Electro Scientific Industries, Inc.(b).....................       25,594
 1,100  Sanmina Corp.(b)...........................................       57,474
 1,900  Three-Five Systems, Inc.(b)................................       24,819
                                                                      ----------
                                                                         169,200
                                                                      ----------
 Engineering (0.6%):
 3,000  Dames & Moore Group........................................       29,625
                                                                      ----------
 Entertainment (2.3%):
 1,700  Anchor Gaming(b)...........................................       68,107
 7,000  Family Golf Centers, Inc.(b)...............................       41,781
                                                                      ----------
                                                                         109,888
                                                                      ----------
 Financial Services (2.2%):
 3,900  AmeriCredit Corp.(b).......................................       43,387
   600  E*Trade Group, Inc.(b).....................................       27,525
   900  Jefferies Group, Inc. .....................................       35,494
                                                                      ----------
                                                                         106,406
                                                                      ----------
 Food Products & Services (2.7%):
 7,700  Fleming Cos., Inc. ........................................       56,788
 2,800  Smithfield Foods, Inc.(b)..................................       73,587
                                                                      ----------
                                                                         130,375
                                                                      ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

                                  Security                              Market
 Shares                         Description                             Value
 ------ -----------------------------------------------------------   ----------

 Common Stocks, continued:
 Forest Products--Lumber & Paper (0.9%):
  6,100 Pope & Talbot, Inc. .......................................   $   42,319
                                                                      ----------
 Health Care (3.6%):
  2,300 ADAC Laboratories(b).......................................       41,112
  1,300 Curative Health Services, Inc.(b)..........................       14,625
  8,800 Molecular Biosystems, Inc.(b)..............................       20,350
  2,200 Orthodontic Centers of America, Inc.(b)....................       33,000
  6,200 PhyCor, Inc.(b)............................................       33,713
  2,400 Respironics, Inc.(b).......................................       30,750
                                                                      ----------
                                                                         173,550
                                                                      ----------
 Home Builders (1.8%):
  1,600 Champion Enterprises, Inc.(b)..............................       31,500
  3,500 D. R. Horton, Inc. ........................................       55,781
                                                                      ----------
                                                                          87,281
                                                                      ----------
 Insurance (6.3%):
  5,200 Capital Re Corp. ..........................................       87,099
  1,800 Enhance Financial Services Group, Inc. ....................       42,638
  3,000 First American Financial Corp. ............................       70,312
  3,700 Selective Insurance Group, Inc. ...........................       67,409
  1,000 Trenwick Group, Inc. ......................................       29,000
                                                                      ----------
                                                                         296,458
                                                                      ----------
 Machinery & Equipment (5.2%):
  1,000 Applied Power, Inc., Class A...............................       24,125
  3,100 Graco, Inc. ...............................................       67,424
  3,700 JLG Industries, Inc. ......................................       52,031
    900 Kulicke & Soffa Industries, Inc.(b)........................       22,838
  1,100 Manitowoc Co., Inc. .......................................       40,563
  2,400 SpeedFam International, Inc.(b)............................       39,150
                                                                      ----------
                                                                         246,131
                                                                      ----------
 Medical--Biotechnology (1.1%):
  3,800 Liposome Company, Inc.(b)..................................       52,013
                                                                      ----------
 Medical Services (0.8%):
  2,800 Cerner Corp.(b)............................................       39,550
                                                                      ----------
 Metals--Processing & Fabrication (1.8%):
  4,300 Intermet Corp. ............................................       53,750
  3,000 RTI International Metals, Inc.(b)..........................       31,875
                                                                      ----------
                                                                          85,625
                                                                      ----------
 Oil & Gas Exploration (2.0%):
 14,200 Benton Oil & Gas Co.(b)....................................       43,488
  3,100 Newfield Exploration Co.(b)................................       50,375
                                                                      ----------
                                                                          93,863
                                                                      ----------

                                  Security                              Market
 Shares                         Description                             Value
 ------ -----------------------------------------------------------   ----------

 Common Stocks, continued:
 Pharmaceuticals (7.9%):
 1,700  Barr Laboratories, Inc.(b).................................   $   62,899
 1,100  Biomatrix, Inc.(b).........................................       76,449
 4,300  COR Therapeutics, Inc.(b)..................................       42,194
 1,900  Jones Pharma, Inc. ........................................       53,438
   700  MedImmune, Inc.(b).........................................       38,500
 9,600  NBTY, Inc.(b)..............................................       57,600
 2,900  NCS HealthCare, Inc., Class A(b)...........................       41,144
                                                                      ----------
                                                                         372,224
                                                                      ----------
 Restaurants (0.6%):
 1,500  The Cheesecake Factory, Inc.(b)............................       30,750
                                                                      ----------
 Retail (4.3%):
 1,500  Ann Taylor Stores Corp.(b).................................       56,718
 2,500  Brown Group, Inc. .........................................       39,062
 2,500  Casey's General Stores, Inc. ..............................       32,188
 5,000  Jan Bell Marketing, Inc.(b)................................       23,750
   600  O'Reilly Automotive, Inc.(b)...............................       26,363
 7,100  The Bombay Co., Inc.(b)....................................       28,844
                                                                      ----------
                                                                         206,925
                                                                      ----------
 Steel (0.9%):
 5,200  Steel Technologies, Inc. ..................................       41,681
                                                                      ----------
 Telecommunications (2.9%):
 5,800  Aspect Telecommunications, Inc.(b).........................       44,588
 2,700  Centigram Communications Corp.(b)..........................       29,531
 1,100  Plantronics, Inc.(b).......................................       66,550
                                                                      ----------
                                                                         140,669
                                                                      ----------
 Textile Products (1.2%):
 1,700  Mohawk Industries, Inc.(b).................................       55,250
                                                                      ----------
 Transportation (1.5%):
 3,100  RailTex, Inc.(b)...........................................       33,713
 2,100  Werner Enterprises, Inc. ..................................       37,537
                                                                      ----------
                                                                          71,250
                                                                      ----------
 Utilities--Electric (2.0%):
 1,000  Central Hudson Gas & Electric Corp. .......................       36,250
 1,700  Sierra Pacific Resources...................................       58,331
                                                                      ----------
                                                                          94,581
                                                                      ----------
 Utilities--Natural Gas (1.3%):
 1,800  New Jersey Resources Corp. ................................       62,888
                                                                      ----------
 Utilities--Water (0.6%):
 1,400  Philadelphia Suburban Corp. ...............................       30,450
                                                                      ----------
  Total Common Stocks                                                  4,427,384
                                                                      ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 1999
                                  (Unaudited)

                             Security                        Market
 Shares                    Description                       Value
 ------- -----------------------------------------------   ----------
 Investment Companies (7.2%):
 212,920 American Performance Cash Management Fund......   $  212,920
 131,903 American Performance U.S. Treasury Fund........      131,903
                                                           ----------
  Total Investment Companies                                  344,823
                                                           ----------
  Total Investments (Cost $4,812,224)(a)--100.0%            4,772,207
  Other assets in excess of liabilities--0.0%                     794
                                                           ----------
  Total Net Assets--100.0%                                 $4,773,001
                                                           ==========

--------
(a) Represents cost for financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation............... $ 155,292
     Unrealized depreciation...............  (195,309)
                                            ---------
     Net unrealized depreciation........... $ (40,017)
                                            =========

(b) Represents non-income producing securities.
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                         Notes to Financial Statements
                               February 28, 1999
                                  (Unaudited)
1.Organization:

 The American Performance Funds (the "Funds") were organized on October 1, 1987, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust. The Funds presently offer shares of the U.S. Treasury Fund, the Cash Management Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Small Cap Equity Fund (individually referred to as a "Fund").

 The investment objective of the U.S. Treasury Fund and the Cash Management Fund (the "money market funds") is to seek current income with liquidity and stability of principal. The Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, and the Intermediate Bond Fund seek current income, consistent with the preservation of capital. The Bond Fund's objective is to maximize total return. The Balanced Fund seeks current income and, secondarily, long-term capital growth. The Equity Fund seeks growth of capital. The Growth Equity Fund seeks long-term capital appreciation and growth of income. The Small Cap Equity Fund seeks long-term capital appreciation and, secondarily, income.

2.Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Securities Valuation:

   Investments of the money market funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

   Investments in common stocks, corporate bonds, commercial paper, municipal bonds, and U.S. Government securities of the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, Equity Fund, Growth Equity Fund and Small Cap Equity Fund (collectively, "the variable net asset value funds"), are valued based upon the current available prices in the principal market in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Trustees, including the use of approved independent pricing services. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

   Security Transactions and Related Income:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   Securities Purchased on a When-issued Basis and Delayed Delivery Basis:

   Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price
                                   Continued

AMERICAN PERFORMANCE FUNDS

                               February 28, 1999
                                  (Unaudited)
   and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date. The Funds held no when-issued securities as of February 28, 1999.

   Organization Costs:

   All expenses incurred in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund, except for the Small Cap Equity Fund. Such expenses, except those of the Small Cap Equity Fund, are amortized over a period of five years commencing with the date of the initial public offering.

   On June 30, 1998 the Funds adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Small Cap Equity Fund were expensed as incurred and are included in "Other Expenses" in the accompanying Statement of Operations.

   Other:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method.

   Repurchase Agreements:

   Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers which the respective investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

   Dividends to Shareholders:

   Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared daily and paid monthly for the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, and Bond Fund. Dividends from net investment income are declared and paid quarterly for the Balanced Fund, Equity Fund, Growth Equity Fund and Small Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary
                                   Continued

AMERICAN PERFORMANCE FUNDS

                               February 28, 1999
                                  (Unaudited)
   differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

   Federal Income Taxes:

   It is the policy of each Fund to qualify, or continue to qualify, as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

   As of August 31, 1998, the Funds' latest fiscal year-end, the following Funds had net capital loss carryover which will be available through stated years to offset any future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that this carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                                            Amount  Year Expires
                                                           -------- ------------
    Intermediate Bond Fund................................ $604,579     2004
                                                           --------
    Bond Fund............................................. $ 27,615     2003
                                                            139,268     2005
                                                           --------
                                                           $166,883
                                                           ========

   Capital loss incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Short-Term Income Fund has incurred and will elect to defer such capital losses of $11,402 after October 31, 1997.

3.Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 1999 are as follows:

                                                         Purchases     Sales
                                                        ----------- -----------
  Intermediate Tax-Free Bond Fund...................... $ 1,900,305 $ 2,238,598
  Short-Term Income Fund...............................  44,864,118  21,365,518
  Intermediate Bond Fund...............................  14,179,851  11,857,314
  Bond Fund............................................  10,379,869   8,000,418
  Balanced Fund........................................  21,722,488  15,486,731
  Equity Fund..........................................  86,846,138  99,674,616
  Growth Equity Fund...................................  46,992,265  37,861,675
  Small Cap Equity Fund................................   4,467,401          --

                                   Continued

AMERICAN PERFORMANCE FUNDS

                               February 28, 1999
                                  (Unaudited)

4.Related Party Transactions:

 Bank of Oklahoma N.A. ("BOK") (successor to BankOklahoma Trust Company), a subsidiary of BancOklahoma Corp., serves as investment adviser to the Funds. AMR Investment Services, Inc. ("AMR") a subsidiary of AMR Corporation, the parent company of American Airlines, Inc., serves as sub-investment adviser to the Cash Management Fund. Under the terms of the investment advisory and sub-investment advisory agreements, BOK and AMR are entitled to receive fees based on a percentage of the average net assets of each of the Funds. BOK also serves the Funds as custodian.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS, whom certain officers of the Funds are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. Fees for administration services are established under terms of the administration contract as a percentage of the average net assets of each of the Funds. Under a Sub-Administration agreement, BISYS pays the Adviser a fee of up to 0.05% of each Fund's average daily net assets to perform certain of the administrative duties for the Funds. BISYS Ohio serves the Funds as transfer agent and mutual fund accountant.

 The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Funds, and may be used by BISYS to pay banks, including the adviser, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended February 28, 1999, BISYS received $41,883 from commissions earned on sales of shares of the variable net asset value funds, $37,430 of which was reallowed to affiliated broker/dealers of the Funds.

 From time to time, fees may be voluntarily reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.

 The variable net asset value funds can and do invest a portion of their assets in the money market funds. To avoid duplicate fees, the money market funds remit to any variable net asset value funds invested therein, an amount equal to all fees assessed on the assets invested in such funds.

 Information regarding these transactions for the period ended February 28, 1999 is as follows:

                                                             U.S.       Cash
                                                           Treasury  Management
                                                             Fund       Fund
                                                           --------  ----------
  Investment Advisory Fees:
   Annual fee (percentage of average net assets)..........     0.40%      0.40%
  Administration Fees:
   Annual fee (percentage of average net assets)..........     0.20%      0.20%
  12b-1 Fees:
   Annual fee before voluntary fee reductions (percentage
    of average net assets)................................     0.25%      0.25%
   Voluntary fee reductions............................... $528,828   $620,231
  Custodian Fees:
   Annual fee (percentage of net assets)..................     0.03%      0.03%
  Transfer Agent and Mutual Fund Accountant Fees.......... $ 92,336   $107,224

                                   Continued

AMERICAN PERFORMANCE FUNDS

                               February 28, 1999
                                  (Unaudited)

                              Intermediate Short-Term
                                Tax-Free     Income    Intermediate
                               Bond Fund       Fund     Bond Fund    Bond Fund
                              ------------ ----------- ------------ -----------
  Investment Advisory Fees:
   Annual fee before
    voluntary fee reductions
    (percentage of average
    net assets)..............       0.55%       0.55%       0.55%        0.55%
   Voluntary fee reductions..   $ 30,075    $121,352     $85,702      $53,097
  Administration Fees:
   Annual fee (percentage of
    average net assets)......       0.20%       0.20%       0.20%        0.20%
  12b-1 Fees:
   Annual fee before
    voluntary fee reductions
    (percentage of average
    net assets)..............       0.25%       0.25%       0.25%        0.25%
   Voluntary fee reductions..   $ 37,594    $ 40,729         --           --
  Custodian Fees:
   Annual fee before
    voluntary fee reductions
    (percentage of average
    net assets)..............       0.03%       0.03%       0.03%        0.03%
   Transfer Agent and Mutual
    Fund Accountant Fees.....   $ 17,760    $ 33,750     $43,981      $26,272
                                Balanced                  Growth     Small Cap
                                  Fund     Equity Fund Equity Fund  Equity Fund
                              ------------ ----------- ------------ -----------
  Investment Advisory Fees:
   Annual fee before
    voluntary fee reductions
    (percentage of average
    net assets)..............       0.74%       0.69%       0.69%        0.69%
   Voluntary fee reductions..   $133,832    $177,088     $93,603      $   911
  Administration Fees:
   Annual fee (percentage of
    average net assets)......       0.20%       0.20%       0.20%        0.20%
  12b-1 Fees:
   Annual fee before
    voluntary fee reductions
    (percentage of average
    net assets)..............       0.25%       0.25%       0.25%        0.25%
   Voluntary fee reductions..   $ 58,698         --          --       $   330
  Custodian Fees:
   Annual fee before
    voluntary fee reductions
    (percentage of net
    assets)..................       0.03%       0.03%       0.03%        0.03%
   Transfer Agent and Mutual
    Fund Accountant Fees.....   $ 20,044    $ 52,838     $27,484      $   319

5.Conversion of Common Trust Funds

 On October 31, 1997 the Growth Equity Fund of the American Performance Funds issued shares to acquire the assets and liabilities of the Common Fund "B" Growth Equity of BOK. The following is a summary of the shares issued, net assets acquired, net asset value per share and unrealized appreciation/(depreciation) as of the date acquired:

                                                            Net     Unrealized
                                                           Asset  Appreciation/
                                      Shares   Net Assets  Value  (Depreciation)
                                     --------- ----------- ------ --------------
  Growth Equity Fund................ 4,285,041 $42,850,409 $10.00  $16,460,055

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                            U.S. Treasury Fund
                         ---------------------------------------------------------------
                          Six Months               Year Ended August 31,
                            Ended       ------------------------------------------------
                         February 28,
                             1999         1998      1997      1996      1995      1994
                         ------------   --------  --------  --------  --------  --------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                           --------     --------  --------  --------  --------  --------
Investment Activities
 Net investment income..      0.021        0.048     0.046     0.047     0.048     0.028
                           --------     --------  --------  --------  --------  --------
Distributions
 Net investment income..     (0.021)      (0.048)   (0.046)   (0.047)   (0.048)   (0.028)
                           --------     --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................   $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                           ========     ========  ========  ========  ========  ========
Total Return............       2.11%(a)     4.94%     4.74%     4.85%     4.95%     2.87%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $398,430     $388,319  $298,424  $217,406  $187,007  $165,353
 Ratio of expenses to
  average net assets....       0.72%(b)     0.72%     0.72%     0.74%     0.75%     0.81%
 Ratio of net investment
  income to average net
  assets................       4.20%(b)     4.83%     4.65%     4.74%     4.88%     2.81%
 Ratio of expenses to
  average net assets*...       0.97%(b)     0.97%     0.97%     0.99%     1.00%     1.01%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                           Cash Management Fund
                         ------------------------------------------------------------------
                          Six Months               Year Ended August 31,
                            Ended       ---------------------------------------------------
                         February 28,
                             1999         1998      1997         1996      1995      1994
                         ------------   --------  --------     --------  --------  --------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  1.000     $  1.000  $  1.000     $  1.000  $  1.000  $  1.000
                           --------     --------  --------     --------  --------  --------
Investment Activities
 Net investment income..      0.023        0.050     0.049        0.050     0.052     0.030
 Net realized
  gains(losses) from
  investments...........         --           --    (0.010)          --        --        --
                           --------     --------  --------     --------  --------  --------
  Total from Investment
   Activities...........      0.023        0.050     0.039        0.050     0.052     0.030
                           --------     --------  --------     --------  --------  --------
Distributions
 Net investment income..     (0.023)      (0.050)   (0.049)      (0.050)   (0.052)   (0.030)
                           --------     --------  --------     --------  --------  --------
  Total Distributions...     (0.023)      (0.050)   (0.049)      (0.050)   (0.052)   (0.030)
                           --------     --------  --------     --------  --------  --------
 Capital contribution...         --           --     0.010           --        --        --
                           --------     --------  --------     --------  --------  --------
Net Asset Value, End of
 Period.................   $  1.000     $  1.000  $  1.000     $  1.000  $  1.000  $  1.000
                           ========     ========  ========     ========  ========  ========
Total Return............       2.31%(b)     5.14%     5.05%(a)     5.14%     5.30%     3.08%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $480,958     $466,571  $331,095     $375,797  $194,807  $195,490
 Ratio of expenses to
  average net assets....       0.70%(c)     0.71%     0.72%        0.71%     0.74%     0.78%
 Ratio of net investment
  income to average net
  assets................       4.63%(c)     5.02%     4.93%        5.01%     5.18%     3.05%
 Ratio of expenses to
  average net assets*...       0.95%(c)     0.96%     0.97%        0.96%     0.99%     0.98%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The total return includes the effect of a capital contribution of $0.010 per share. The return without the capital contribution would have been 4.05%.
(b) Not annualized.
(c) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                   Intermediate Tax-Free Bond Fund
                         ----------------------------------------------------------
                          Six Months             Year Ended August 31,
                            Ended       -------------------------------------------
                         February 28,
                             1999        1998     1997     1996     1995     1994
                         ------------   -------  -------  -------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 10.99      $ 10.78  $ 10.57  $ 10.67  $ 10.42  $ 10.77
                           -------      -------  -------  -------  -------  -------
Investment Activities
 Net investment income..      0.23         0.48     0.49     0.49     0.51     0.54
 Net realized and
  unrealized
  gains/(losses) from
  investments...........        --         0.28     0.21    (0.10)    0.25    (0.35)
                           -------      -------  -------  -------  -------  -------
  Total from Investment
   Activities...........      0.23         0.76     0.70     0.39     0.76     0.19
                           -------      -------  -------  -------  -------  -------
Distributions
 Net investment income..     (0.23)       (0.48)   (0.49)   (0.49)   (0.51)   (0.54)
 Net realized gains.....     (0.04)       (0.07)      --       --       --       --
                           -------      -------  -------  -------  -------  -------
  Total Distributions...     (0.27)       (0.55)   (0.49)   (0.49)   (0.51)   (0.54)
                           -------      -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................   $ 10.95      $ 10.99  $ 10.78  $ 10.57  $ 10.67  $ 10.42
                           =======      =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      2.11%(a)     7.28%    6.79%    3.68%    7.62%    1.76%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $30,181      $30,454  $26,544  $31,036  $28,114  $30,097
 Ratio of expenses to
  average net assets....      0.75%(b)     0.74%    0.74%    0.75%    0.51%    0.25%
 Ratio of net investment
  income to average net
  assets................      4.30%(b)     4.44%    4.61%    4.58%    4.99%    5.06%
 Ratio of expenses to
  average net assets*...      1.20%(b)     1.19%    1.19%    1.20%    1.24%    1.44%
 Portfolio turnover.....      6.37%       19.10%   11.38%   19.53%    8.35%   14.33%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                         Short-Term Income Fund
                         ------------------------------------------------------------
                          Six Months     Year Ended August 31,      October 19,
                            Ended       -------------------------      1994
                         February 28,                              to August 31,
                             1999        1998     1997     1996       1995(a)
                         ------------   -------  -------  -------  -------------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 10.12      $  9.92  $  9.79  $  9.95     $ 10.00
                           -------      -------  -------  -------     -------
Investment Activities
 Net investment income..      0.30         0.62     0.61     0.59        0.52
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.05)        0.20     0.14    (0.14)      (0.05)
                           -------      -------  -------  -------     -------
  Total from Investment
   Activities...........      0.25         0.82     0.75     0.45        0.47
                           -------      -------  -------  -------     -------
Distributions
 Net investment income..     (0.30)       (0.62)   (0.61)   (0.59)      (0.52)
 In excess of net
  investment income.....        --           --    (0.01)      --          --
 Net realized gains.....          (d)        --       --    (0.01)         --
 In excess of net
  realized gains........        --           --       --    (0.01)         --
                           -------      -------  -------  -------     -------
  Total Distributions...     (0.30)       (0.62)   (0.62)   (0.61)      (0.52)
                           -------      -------  -------  -------     -------
Net Asset Value, End of
 Period.................   $ 10.07      $ 10.12  $  9.92  $  9.79     $  9.95
                           =======      =======  =======  =======     =======
Total Return (excludes
 sales charge)..........      2.53%(b)     8.47%    7.85%    4.64%       4.81%(b)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $57,109      $32,390  $15,658  $14,399     $10,228
 Ratio of expenses to
  average net assets....      0.50%(c)     0.41%    0.33%    0.41%       0.57%(c)
 Ratio of net investment
  income to average net
  assets................      5.99%(c)     6.15%    6.14%    5.95%       5.96%(c)
 Ratio of expenses to
  average net assets*...      1.24%(c)     1.22%    1.16%    1.24%       1.47%(c)
 Portfolio turnover.....     50.01%       60.02%   37.55%   80.98%     212.35%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Distribution per share was less than $0.005.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                        Intermediate Bond Fund
                         ----------------------------------------------------------
                          Six Months             Year Ended August 31,
                            Ended       -------------------------------------------
                         February 28,
                             1999        1998     1997     1996     1995     1994
                         ------------   -------  -------  -------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 10.50      $ 10.23  $ 10.01  $ 10.26  $ 10.23  $ 11.06
                           -------      -------  -------  -------  -------  -------
Investment Activities
 Net investment income..      0.30         0.61     0.60     0.60     0.61     0.61
 Net realized and
  unrealized
  gains(losses) from
  investments...........     (0.18)        0.27     0.22    (0.25)    0.06    (0.73)
                           -------      -------  -------  -------  -------  -------
  Total from Investment
   Activities...........      0.12         0.88     0.82     0.35     0.67    (0.12)
                           -------      -------  -------  -------  -------  -------
Distributions
 Net investment income..     (0.30)       (0.61)   (0.60)   (0.60)   (0.61)   (0.61)
 Net realized gains.....        --           --       --       --       --    (0.06)
 In excess of net
  realized gains........        --           --       --       --    (0.03)   (0.04)
                           -------      -------  -------  -------  -------  -------
  Total Distributions...     (0.30)       (0.61)   (0.60)   (0.60)   (0.64)   (0.71)
                           -------      -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................   $ 10.32      $ 10.50  $ 10.23  $ 10.01  $ 10.26  $ 10.23
                           =======      =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      1.14%(a)     8.80%    8.38%    3.41%    6.81%   (1.14)%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $86,391      $85,382  $77,319  $63,088  $74,395  $84,144
 Ratio of expenses to
  average net assets....      0.97%(b)     0.95%    0.93%    0.95%    0.98%    0.98%
 Ratio of net investment
  income to average net
  assets................      5.79%(b)     5.86%    5.89%    5.84%    6.00%    5.72%
 Ratio of expenses to
  average net assets*...      1.17%(b)     1.15%    1.13%    1.15%    1.18%    1.18%
 Portfolio turnover.....     13.95%       31.98%   40.77%  129.97%  154.43%   76.30%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                              Bond Fund
                         ----------------------------------------------------------
                          Six Months             Year Ended August 31,
                            Ended       -------------------------------------------
                         February 28,
                             1999        1998     1997     1996     1995     1994
                         ------------   -------  -------  -------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  9.76      $  9.29  $  8.99  $  9.29  $  9.36  $ 11.05
                           -------      -------  -------  -------  -------  -------
Investment Activities
 Net investment income..      0.28         0.57     0.58     0.57     0.56     0.58
 Net realized and
  unrealized
  gains(losses) from
  investments...........     (0.23)        0.47     0.30    (0.30)    0.15    (0.77)
                           -------      -------  -------  -------  -------  -------
  Total from Investment
   Activities...........      0.05         1.04     0.88     0.27     0.71    (0.19)
                           -------      -------  -------  -------  -------  -------
Distributions
 Net investment income..     (0.28)       (0.57)   (0.58)   (0.57)   (0.56)   (0.58)
 Net realized gains.....        --           --       --       --       --    (0.43)
 In excess of net
  realized gains........        --           --       --       --    (0.22)   (0.49)
                           -------      -------  -------  -------  -------  -------
  Total Distributions...     (0.28)       (0.57)   (0.58)   (0.57)   (0.78)   (1.50)
                           -------      -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................   $  9.53      $  9.76  $  9.29  $  8.99  $  9.29  $  9.36
                           =======      =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      0.54%(a)    11.54%   10.03%    2.84%    8.21%   (1.92)%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $53,845      $52,706  $35,454  $32,807  $37,293  $38,257
 Ratio of expenses to
  average net assets....      0.98%(b)     0.96%    0.94%    0.96%    1.03%    1.05%
 Ratio of net investment
  income to average net
  assets................      5.91%(b)     6.02%    6.29%    6.08%    6.18%    5.72%
 Ratio of expenses to
  average net assets*...      1.18%(b)     1.16%    1.14%    1.16%    1.23%    1.25%
 Portfolio turnover.....     15.27%       47.80%   83.65%   61.02%  185.48%  122.14%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                           Balanced Fund
                         -------------------------------------------------------
                          Six Months     Year Ended August 31,        June 1,
                            Ended       -------------------------      1995
                         February 28,                              to August 31,
                             1999        1998     1997     1996       1995(a)
                         ------------   -------  -------  -------  -------------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 12.37      $ 13.38  $ 11.28  $ 10.62     $ 10.00
                           -------      -------  -------  -------     -------
Investment Activities
 Net investment income..      0.17         0.40     0.41     0.35        0.08
 Net realized and
  unrealized
  gains/(losses) from
  investments...........      1.76         0.21     2.46     0.79        0.62
                           -------      -------  -------  -------     -------
  Total from Investment
   Activities...........      1.93         0.61     2.87     1.14        0.70
                           -------      -------  -------  -------     -------
Distributions
 Net investment income..     (0.18)       (0.34)   (0.41)   (0.35)      (0.08)
 Net realized gains.....     (0.65)       (1.28)   (0.36)   (0.13)         --
                           -------      -------  -------  -------     -------
  Total Distributions...     (0.83)       (1.62)   (0.77)   (0.48)      (0.08)
                           -------      -------  -------  -------     -------
Net Asset Value, End of
 Period.................   $ 13.47      $ 12.37  $ 13.38  $ 11.28     $ 10.62
                           =======      =======  =======  =======     =======
Total Return (excludes
 sales charge)..........     15.86%(b)     4.55%   26.33%   10.87%       6.98%(b)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $53,823      $40,656  $30,249  $22,592     $12,842
 Ratio of expenses to
  average net assets....      0.53%(c)     0.47%    0.36%    0.38%       0.90%(c)
 Ratio of net investment
  income to average net
  assets................      2.71%(c)     3.02%    3.34%    3.27%       3.17%(c)
 Ratio of expenses to
  average net assets*...      1.35%(c)     1.34%    1.38%    1.40%       1.92%(c)
 Portfolio turnover.....     34.30%       78.07%   66.12%   71.89%      18.68%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations
(b) Not annualized.
(c) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                              Equity Fund
                         ------------------------------------------------------------
                          Six Months              Year Ended August 31,
                            Ended       ---------------------------------------------
                         February 28,
                             1999         1998      1997     1996     1995     1994
                         ------------   --------  --------  -------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  15.06     $  17.33  $  13.73  $ 12.33  $ 11.85  $ 12.78
                           --------     --------  --------  -------  -------  -------
Investment Activities
 Net investment income..       0.03         0.08      0.13     0.18     0.20     0.14
 Net realized and
  unrealized
  gains(losses) from
  investments...........       3.42         0.19      5.03     2.04     1.77     0.40
                           --------     --------  --------  -------  -------  -------
  Total from Investment
   Activities...........       3.45         0.27      5.16     2.22     1.97     0.54
                           --------     --------  --------  -------  -------  -------
Distributions
 Net investment income..      (0.03)       (0.07)    (0.13)   (0.18)   (0.19)   (0.14)
 In excess of net
  investment income.....         --           --     (0.01)      --       --       --
 Net realized gains.....      (0.96)       (2.47)    (1.42)   (0.64)   (0.39)   (1.33)
 In excess of net
  realized gains........         --           --        --       --    (0.91)      --
                           --------     --------  --------  -------  -------  -------
  Total Distributions...      (0.99)       (2.54)    (1.56)   (0.82)   (1.49)   (1.47)
                           --------     --------  --------  -------  -------  -------
Net Asset Value, End of
 Period.................   $  17.52     $  15.06  $  17.33  $ 13.73  $ 12.33  $ 11.85
                           ========     ========  ========  =======  =======  =======
Total Return (excludes
 sales charge)..........      23.23%(a)     0.79%    40.23%   18.53%   19.74%    4.66%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $190,896     $166,965  $170,887  $86,352  $76,398  $84,618
 Ratio of expenses to
  average net assets....       1.07%(b)     1.07%     1.06%    1.08%    1.14%    1.12%
 Ratio of net investment
  income to average
  net assets............       0.37%(b)     0.44%     0.88%    1.35%    1.73%    1.32%
 Ratio of expenses to
  average net assets*...       1.26%(b)     1.26%     1.25%    1.27%    1.33%    1.31%
 Portfolio turnover.....      46.85%       72.10%    93.82%   67.46%  100.44%  159.30%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                      Growth Equity Fund
                                                   ---------------------------
                                                    Six Months    November 3,
                                                      Ended       1997 through
                                                   February 28,    August 31,
                                                       1999         1998(a)
                                                   ------------   ------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $  11.25       $ 10.00
                                                     --------       -------
Investment Activities
 Net investment income............................       0.01          0.02
 Net realized and unrealized gains(losses) from
  investments.....................................       3.82          1.25
                                                     --------       -------
  Total from Investment Activities................       3.83          1.27
                                                     --------       -------
Distributions
 Net investment income............................      (0.02)        (0.02)
 Net realized gains...............................      (0.44)           --
                                                     --------       -------
  Total Distributions.............................      (0.46)        (0.02)
                                                     --------       -------
Net Asset Value, End of Period....................   $  14.62       $ 11.25
                                                     ========       =======
Total Return (excludes sales charge)..............      34.43%(b)     12.69%(b)
Ratios/Supplemental Data:
 Net Assets at end of period (000)................   $117,745       $78,677
 Ratio of expenses to average net assets..........       1.09%(c)      1.12%(c)
 Ratio of net investment income to average net
  assets..........................................       0.16%(c)      0.24%(c)
 Ratio of expenses to average net assets*.........       1.28%(c)      1.31%(c)
 Portfolio turnover...............................      39.43%        36.08%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                   Small Cap
                                                                  Equity Fund
                                                                  ------------
                                                                  February 17,
                                                                  1999 through
                                                                  February 28,
                                                                    1999(a)
                                                                  ------------
                                                                  (Unaudited)
Net Asset Value, Beginning of Period.............................    $10.00
                                                                     ------
Investment Activities
 Net investment income...........................................      0.01
 Net realized and unrealized gains/(losses) from investments.....     (0.09)
                                                                     ------
  Total from Investment Activities...............................     (0.08)
                                                                     ------
Distributions
 Net investment income...........................................        --
 Net realized gains..............................................        --
                                                                     ------
  Total Distributions............................................        --
                                                                     ------
Net Asset Value, End of Period...................................    $ 9.92
                                                                     ======
Total Return (excludes sales charge).............................     (0.80)%(b)
Ratios/Supplemental Data:
 Net Assets at end of period (000)...............................    $4,773
 Ratio of expenses to average net assets.........................      0.88%(c)
 Ratio of net investment income to average net assets............      2.34%(c)
 Ratio of expenses to average net assets*........................      1.74%(c)
 Portfolio turnover..............................................        --

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS



Investment Adviser

Bank of Oklahoma, N.A.
Bank Oklahoma Tower
Tulsa, Oklahoma 74103


Manager, Administrator,
and Distributor

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3055


Legal Counsel

Ropes & Gray
One Franklin Square
1301 K Street N.W.
Washington, DC 20005


Auditors

KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215